Document and Entity Information	6 Months Ended
Jun. 30, 2013
Document and Entity Information [Abstract]
Document Type	S-4
Amendment Flag	true
Document Period End Date	Jun 30, 2013
Entity Registrant Name	BROADCAST INTERNATIONAL INC
Entity Central Index Key	0000740726
Current Fiscal Year End Date	--12-31
Entity Filer Category	Smaller Reporting Company
Amendment Description	The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CONSOLIDATED BALANCE SHEETS (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash	$ 686,347	$ 394,342	$ 961,265
Restricted cash		140,700
Trade accounts receivable, net	93,379	821,608	1,239,903
Inventory	26,269	306,296	60,851
Prepaid expenses	71,443	90,067	203,973
Total current assets	877,438	1,753,013	2,465,992
Property and equipment, net	108,225	572,107	1,417,134
Other Assets, non current
Debt offering costs	3,242	42,176	123,278
Patents, net	127,382	120,928	131,079
Deposits and other assets	115,853	196,292	406,004
Total other assets, non current	246,477	359,396	660,361
Total assets	1,232,140	2,684,516	4,543,487
Current Liabilities
Accounts payable	1,038,464	2,293,470	1,252,538
Payroll and related expenses	138,924	363,568	390,206
Other accrued expenses	470,268	299,728	175,008
Unearned revenue	13,539	51,335	10,449
Current portion of notes payable (net of discount of $103,859, $947,994 and $4212,529, respectively)	5,032,471	3,102,006	2,068,016
Other current obligations			1,067,649
Derivative valuation	1,275,275	1,191,269	3,760,200
Total current liabilities	7,968,941	7,301,376	8,724,066
Long-term Liabilities
Long-term liabilities			6,349,445
Total long-term liabilities			6,349,445
Total liabilities	7,968,941	7,301,376	15,073,511
Commitments and contingencies
STOCKHOLDERS' DEFICIT:
Preferred stock, no par value, 20,000,000 shares authorized; none issued
Common stock, $.05 par value, 180,000,000 shares authorized; 75,975,656, 107,473,820 and 110,233,225 shares issued as of December 31, 2011, December 31, 2012 and June 30, 2013, respectively	5,511,661	5,373,691	3,798,783
Additional paid-in capital	99,681,351	99,594,490	96,859,058
Accumulated deficit	(111,929,813)	(109,585,041)	(111,187,865)
Total stockholders' deficit	(6,736,801)	(4,616,860)	(10,530,024)
Total liabilities and stockholders' deficit	$ 1,232,140	$ 2,684,516	$ 4,543,487

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Current portion of notes payable, discount	$ 212,529	$ 947,994	$ 103,859
Long-term portion of notes payable, discount		$ 0	$ 659,496
Preferred stock, no par value	$ 0	$ 0	$ 0
Preferred Stock, shares authorized	20,000,000	20,000,000	20,000,000
Preferred Stock, shares issued	0	0	0
Common stock, par value per share	$ 0.05	$ 0.05	$ 0.05
Common stock, shares authorized	180,000,000	180,000,000	180,000,000
Common stock, shares issued	110,233,225	107,473,820	75,975,656

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Net sales	$ 974,657	$ 1,999,988	$ 2,455,226	$ 3,745,085	$ 7,523,624	$ 8,446,082
Cost of sales	796,333	1,345,966	1,573,902	2,591,458	4,819,624	5,868,601
Gross profit	178,324	654,022	881,324	1,153,627	2,704,000	2,577,481
Operating expenses:
Administrative and general	642,116	1,259,320	1,628,325	2,588,601	4,546,612	6,172,794
Selling and marketing	47,539	598,841	185,008	1,115,240	1,908,763	1,277,629
Research and development	168,939	464,847	394,313	1,021,414	1,754,163	2,410,249
Impairment of assets						26,180
Depreciation and amortization	54,016	164,043	149,880	326,675	558,148	685,191
Total operating expenses	912,610	2,487,051	2,357,526	5,051,930	8,767,686	10,572,043
Total operating loss	(734,286)	(1,833,029)	(1,476,202)	(3,898,303)	(6,063,686)	(7,994,562)
Other income (expense):
Interest income		1		1		2,327
Interest expense	(591,398)	(263,483)	(1,125,183)	(606,211)	(1,542,424)	(1,000,072)
Gain (loss) on derivative valuation	709,509	2,959,155	(25,606)	4,588,480	8,829,748	11,724,400
Equity issuance costs related to warrants		(18,836)		(1,095,309)
Note conversion offering expense					(47,348)
Gain on extinguishment of debt	345,397		414,484	1,672,575	1,578,914	(954,017)
Retirement of debt offering costs					(53,150)
Debt conversion costs					(1,095,309)	(476,234)
Loss on sale of assets	(186,621)	(1,799)	(136,621)	(1,640)	512	(362)
Other income, net	190	5,183	4,356	2,122	(4,433)	2,966
Total other income (expense)	277,077	2,680,221	(868,570)	4,560,018	7,666,510	9,299,008
Profit (loss) before income taxes	(457,209)	847,192	(2,344,772)	661,715	1,602,824	1,304,446
Provision for income taxes
Net profit (loss)	$ (457,209)	$ 847,192	$ (2,344,772)	$ 661,715	$ 1,602,824	$ 1,304,446
Net profit (loss) per share - basic	$ 0	$ 0.01	$ (0.02)	$ 0.01	$ 0.02	$ 0.02
Net profit (loss) per share - diluted	$ 0	$ 0.01	$ (0.02)	$ 0.01	$ 0.02	$ 0.02
Weighted average shares - basic	108,284,171	107,193,974	107,977,505	94,167,466	100,798,223	75,416,916
Weighted average shares - diluted	108,284,171	114,128,974	107,977,505	104,042,079	106,533,844	78,098,166

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT (USD $)	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings (Deficit) [Member]
Balance at Dec. 31, 2010	$ (15,920,842)	$ 3,703,908	$ 92,867,561	$ (112,492,311)
Balance, shares at Dec. 31, 2010		74,078,153
Common stock issued on debt conversion	1,296,147	65,357	1,230,790
Common stock issued on debt conversion, shares		1,307,153
Common stock issued for interest	81,221	6,768	74,453
Common stock issued for interest, shares		135,369
Common stock issued for option exercises	18,304	2,755	15,549
Common stock issued for option exercises, shares	455,098	55,098
Common stock issued for warrant exercises	260,000	18,614	241,386
Common stock issued for warrant exercises, shares		372,272
Common stock issued in exchange for IDI shares	10,760	1,381	9,379
Common stock issued in exchange for IDI shares, shares		27,611
Equity issued for interest	157,400		157,400
Stock based compensation	2,262,540		2,262,540
Net income (loss)	1,304,446			1,304,446
Balance at Dec. 31, 2011	(10,530,024)	3,798,783	96,859,058	(111,187,865)
Balance, shares at Dec. 31, 2011		75,975,656
Common stock issued for 2012 equity financing and debt restructuring, net of issuance costs	2,107,834	1,270,108	837,726
Common stock issued for 2012 equity financing and debt restructuring, net of issuance costs, shares		25,402,164
Common stock issued on debt conversion	1,660,000	280,000	1,380,000
Common stock issued on debt conversion, shares		5,600,000
Common stock issued for services rendered	177,313	24,800	152,513
Common stock issued for services rendered, shares		496,000
Amended and restated 6.25% note conversion feature	81,500		81,500
Stock based compensation	283,693		283,693
Net income (loss)	1,602,824			1,602,824
Balance at Dec. 31, 2012	$ (4,616,860)	$ 5,373,691	$ 99,594,490	$ (109,585,041)
Balance, shares at Dec. 31, 2012	107,473,820	107,473,820

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Cash flows from operating activities:
Net income (loss)	$ (2,344,772)	$ 661,715	$ 1,602,824	$ 1,304,446
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	151,047	723,194	1,024,754	1,483,868
Common stock issued for services	4,200	137,500	177,313
Common stock issued for interest				19,634
Common stock issued for in process research and development				10,760
Accretion of discount on convertible notes payable	793,865	265,636	941,225	340,377
Stock based compensation	272	193,586	283,693	2,262,540
Loss on sale of assets	136,621	1,640	(512)	362
Gain (loss) on extinguishment of debt	(414,484)	(1,672,575)	(1,578,914)	954,017
Expensed note conversion costs			47,348
Gain (loss) on derivative liability valuation	25,606	(4,588,480)	(8,829,748)	(11,724,400)
Warrants issued for interest				157,400
Warrants issued for debt extinguishment costs				404,000
Warrants issued and expensed for issuance costs		1,095,309	1,095,309
Retirement of debt offering costs			53,150
Loss on impairment of assets				26,180
Allowance for doubtful accounts	(28,147)	(5,618)	31,982	10,149
Changes in assets and liabilities:
Decrease in accounts receivable	763,461	26,358	386,313	(124,997)
Decrease (increase) in inventories	17,915	(270,721)	(245,445)	(8,676)
Decrease in debt offering costs	38,934	58,907	105,805	(102,978)
Decrease in prepaid and other assets	87,534	195,030	323,618	205,498
Increase (decrease) in accounts payable and accrued expenses	(246,728)	1,414,189
Increase (decrease) in accounts payable			1,040,932	(267,452)
Increase in accrued expenses			136,682	13,823
Decrease in deferred revenues	(37,796)	(9,009)	40,886	(128,988)
Net cash used in operating activities	(1,052,472)	(1,773,339)	(3,362,785)	(5,164,437)
Cash flows from investing activities:
Purchase of equipment		(142,699)	(172,825)	(472,505)
Proceeds from the sale of assets	75,423	750	3,761	1,183
Net cash used by investing activities	75,423	(141,949)	(169,064)	(471,322)
Cash flows from financing activities:
Proceeds from equity financing	425,000	6,150,000	6,150,000
Proceeds from debt financing	770,000
Principal payments on debt		(3,741,194)	(4,017,649)	(1,526,834)
Equity issuance costs		(776,483)	(776,483)	(24,078)
Proceeds from equipment financing				700,000
Decrease in restricted cash	140,700		(140,700)
Proceeds from the exercise of options and warrants				18,304
Proceeds from notes payable, short term debt			2,024,799	1,300,000
Payments for debt extinguishment and related costs	(66,646)	(275,041)	(275,041)
Net cash provided by financing activities	1,269,054	1,357,282	2,964,926	467,392
Net increase (decrease) in cash	292,005	(558,006)	(566,923)	(5,168,367)
Cash beginning of period	394,342	961,265	961,265
Cash end of period	686,347	403,259	394,342	961,265
Supplemental disclosure of cash flow information:
Interest paid	65,700	248,643	347,902	357,246
Income taxes paid

Basis of Presentation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Basis of Presentation [Abstract]
Basis of Presentation
Note 1 - Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of Broadcast International, Inc. ("we" or the "Company") contain the adjustments, all of which are of a normal recurring nature, necessary to present fairly our financial position at December 31, 2012 and June 30, 2013 and the results of operations for the three and six months ended June 30, 2012 and 2013, respectively, with the cash flows for each of the six months ended June 30, 2012 and 2013, in conformity with U.S. generally accepted accounting principles.

These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2012.  Operating results for the three and six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013.

Note 1 - Organization and Basis of Presentation

Broadcast International, Inc. (the Company) is the consolidated parent company of BI Acquisitions, Inc. (BI), a wholly-owned subsidiary, and Interact Devices, Inc. (IDI), a 94% owned subsidiary.

BI was incorporated in Utah in December 1999 and began operations in January 2000.  It is a communications services and technology company headquartered in Salt Lake City, Utah.  The Company operates two divisions - BI Networks and CodecSys.

On October 1, 2003, the Company (formerly known as Laser Corporation) acquired BI by issuing shares of its common stock representing 98% of the total equity ownership in exchange for all of the issued and outstanding BI common stock.  The transaction was accounted for as a reverse acquisition, or recapitalization of BI, with BI being treated as the accounting acquirer. Effective January 13, 2004, the company changed its name from Laser Corporation to Broadcast International, Inc.

On May 18, 2004, the Debtor-in-Possession's Plan of Reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation and subsequent share acquisitions, for the years ended December 31, 2012 and 2011, the Company owned, on a fully diluted basis, approximately 55,897,169 common share equivalents of IDI, representing approximately 94% of the equity of IDI.

The audited consolidated financial statements herein include operations from January 1, 2011 to December 31, 2012. IDI produced losses from operations during the period; therefore, 100% of the results from operations have been included in the Company's consolidated statements.

Reclassifications	6 Months Ended
Jun. 30, 2013
Reclassifications [Abstract]
Reclassifications	Note 2 - Reclassifications Certain 2012 financial statement amounts have been reclassified to conform to 2013 presentations.

Weighted Average Shares	6 Months Ended
Jun. 30, 2013
Weighted Average Shares [Abstract]
Weighted Average Shares
Note 3 - Weighted Average Shares

Basic earnings per common share is computed by dividing net income or loss applicable to common shareholders by the weighted average number of shares outstanding during each period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the dilutive common stock equivalents that would rise from the exercise of stock options, warrants and restricted stock units outstanding during the period, using the treasury stock method and the average market price per share during the period, plus the effect of assuming conversion of the convertible debt.

The following table sets forth the computation of basic and diluted earnings per common share for the three and six month periods ended June 30, 2012 and 2013:

	For the three months ended		For the six months ended
	June 30,		June 30,
	2012	2013	2012	2013
Numerator
Net income (loss)	$847,192	$(457,209)	$661,715	$(2,344,772)
Effect on earnings of dilutive convertible debt	(225,266)	--	233,068	--
Net income (loss) plus assumed conversions	621,926	(457,209)	894,783	(2,334,772)
Denominator
Basic weighted average shares outstanding	107,193,974	108,284,171	94,167,466	107,977,505
Effect of dilutive securities:
Stock options and warrants	--	--	2,939,613	--
Restricted stock units	2,935,000	--	2,935,000	--
Convertible debt	4,000,000	--	4,000,000	--
Diluted weighted average shares outstanding	114,128,974	108,284,171	104,042,079	107,977,505

Net income (loss) per common share
Basic	$0.01	$(0.00)	$0.01	$(0.02)
Diluted	$0.01	$(0.00)	$0.01	$(0.02)

As we experienced net losses during the three and six month periods ending June 30, 2013 no common stock equivalents have been included in the diluted earnings per common share calculations as the effect of such common stock equivalents would be anti-dilutive.

Options and warrants to purchase 43,291,969 shares of common stock at prices ranging from $0.25 to $4.00 per share were outstanding at June 30, 2013. Additionally we had restricted stock units of 3,368,247 outstanding at June 30, 2013.  Furthermore, the Company had convertible debt that was convertible into 17,900,000 shares of common stock at June 30, 2013.  All the above were excluded from the calculation of diluted earnings per share because the effect was anti-dilutive.

Accounts Receivable	12 Months Ended
Dec. 31, 2012
Accounts Receivable [Abstract]
Accounts Receivable
Note 3 - Accounts Receivable

Included in our $821,608 and $1,239,903 net accounts receivable for the years ending December 2012 and 2011, respectively, were (i) $856,462 and $1,269,579 for billed trade receivables, respectively; (ii) $44,478 and $23,814 of unbilled trade receivables, respectively; (iii) $1,808 and $0 for employee travel advances and other receivables, respectively; less (iv) $81,140 and $53,490 for allowance for uncollectible accounts, respectively.

Included in the numbers above is our single largest customer for each year ended December 31, 2012 and, 2011, which provided 85% and 89% of total revenue and represented 71% and 79% of our trade receivables on December 31, 2012 and 2011, respectively.

Our largest customer initially signed a three-year agreement which has now expired, although we did receive a contract extension through May 31, 2013 to continue to provide services. Unless we can replace that customer with another similarly large customer or customers, revenues will decline substantially, which will harm our business.

Stock-based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Stock-based Compensation [Abstract]
Stock-based Compensation
Note 4 - Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Stock Incentive Plans

Under the Broadcast International, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan"), the board of directors may issue incentive stock options to employees and directors and non-qualified stock options to consultants of the company.  Options generally may not be exercised until twelve months after the date granted and expire ten years after being granted. Options granted vest in accordance with the vesting schedule determined by the board of directors, usually ratably over a three-year vesting schedule upon the anniversary date of the grant.  Should an employee terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We have used the Black-Scholes valuation model to estimate fair value of our stock-based awards, which requires various judgmental assumptions including estimated stock price volatility, forfeiture rates, and expected life.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The number of unissued stock options authorized under the 2004 Plan at June 30, 2013 was 4,290,578.

The Broadcast International, Inc. 2008 Equity Incentive Plan (the "2008 Plan") has become our primary plan for providing stock-based incentive compensation to our eligible employees and non-employee directors and consultants of the company. The provisions of the 2008 Plan are similar to the 2004 Plan except that the 2008 Plan allows for the grant of share equivalents such as restricted stock awards, stock bonus awards, performance shares and restricted stock units in addition to non-qualified and incentive stock options. We continue to maintain and grant awards under our 2004 Plan which will remain in effect until it expires by its terms. The number of unissued shares of common stock reserved for issuance under the 2008 Plan was 88,200 at June 30, 2013.

Stock Options

We estimate the fair value of stock option awards granted beginning January 1, 2006 using the Black-Scholes option-pricing model. We then amortize the fair value of awards expected to vest on a straight-line basis over the requisite service periods of the awards, which is generally the period from the grant date to the end of the vesting period. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and expected option term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the stock option award was granted with a maturity equal to the expected term of the stock option award. The expected option term is derived from an analysis of historical experience of similar awards combined with expected future exercise patterns based on several factors including the strike price in relation to the current and expected stock price, the minimum vest period and the remaining contractual period.

The fair values for the options granted for the six months ended June 30, 2012 were estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Six Months Ended June 30, 2012
Risk free interest rate	1.82%
Expected life (in years)	10.0
Expected volatility	77.78%
Expected dividend yield	0.00%

The weighted average fair value of options granted during the six months ended June 30, 2012 was $0.37. There were no options granted during the six months ended June 30, 2013.

Warrants

We estimate the fair value of issued warrants on the date of issuance as determined using a Black-Scholes pricing model. We amortize the fair value of issued warrants using a vesting schedule based on the terms and conditions of each associated underlying contract, as earned. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and warrant expected exercise term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the warrant was issued with a maturity equal to the expected term of the warrant.

The fair values for the warrants issued for the six months ended June 30, 2012 and 2013 estimated at the date of issuance using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Six Months Ended June 30, 2012	Six Months Ended June 30, 2013
Risk free interest rate	1.32%	0.65%
Expected life (in years)	5.99	4.42
Expected volatility	85.65%	90.68%
Expected dividend yield	0.00%	0.00%

The weighted average fair value of warrants issued during the six months ended June 30, 2012 and 2013 was $0.27 and $0.05, respectively.

Results of operations for the six months ended June 30, 2012 and 2013 includes $193,585 and $272 respectively, of non-cash stock-based compensation expense. Restricted stock units and options issued to directors vest immediately. All other restricted stock units, options and warrants are subject to applicable vesting schedules. Expense is recognized proportionally as each award or grant vests.

Included in the $193,585 non-cash stock-based compensation expense for the six months ended June 30, 2012 are (i) $31,000 for 100,000 restricted stock units issued to one member of the board, (ii) $1,608 for 30,000 options granted to 2 employees and (iii) $160,977 resulting from the vesting of unexpired options and warrants issued prior to January 1, 2012.

The $272 non-cash stock-based compensation expense for the six months ended June 30, 2013 was from the vesting of unexpired options and warrants issued prior to January 1, 2013 which includes is a $2,552 net credit for the three months ended June 30, 2013 related to forfeited employee options.

The impact on our results of operations for recording stock-based compensation for the six months ended June 30, 2012 and 2013 is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2012	2013	2012	2013
General and administrative	$61,098	$(2,552)	$120,228	$272
Research and development	36,322	--	73,357	--

Total	$97,420	$(2,552)	$193,585	$272

Due to unexercised options and warrants outstanding at June 30, 2013, we will recognize an aggregate total of $58,959 of compensation expense over the next two years based upon option and warrant award vesting parameters as shown below:

2013	$28,334
2014	30,625
Total	$58,959

The following unaudited tables summarize option and warrant activity during the six months ended June 30, 2013.

	Options and Warrants Outstanding	Weighted Average Exercise Price

Outstanding at December 31, 2012	43,396,863	$0.54
Options granted	--	--
Warrants issued	850,000	0.25
Expired	(448,094)	1.05
Forfeited	(506,800)	1.41
Exercised	--	--

Outstanding at June 30, 2013	43,291,969	$0.48

The following table summarizes information about stock options and warrants outstanding at June 30, 2013.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.25-0.95	40,124,414	3.84	$0.42	39,957,747	$0.42
1.00-1.59	2,823,055	3.12	1.04	2,803,222	1.04
2.25-4.00	344,500	2.52	2.54	344,500	2.54
$0.25-4.00	43,291,969	3.78	$0.48	43,105,469	$0.48

Restricted Stock Units

The value of restricted stock units is determined using the fair value of our common stock on the date of the award and compensation expense is recognized in accordance with the vesting schedule.  During the six months ended June 30, 2013, 686,667 restricted stock units valued at $51,500 were awarded to five members of our board of directors for services rendered during the year ended 2012.  One member of our board of directors settled 258,553 restricted stock units at the conclusion of his board participation during the six months ended June 30, 2013.  The value of the units awarded had been expensed as directors fees in the year ended December 31, 2012.  For the six months ended June 30, 2012 100,000 restricted stock units were awarded to one member of our board of directors.

The following is a summary of restricted stock unit activity for the six months ended June 30, 2013.

	Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding at December 31, 2012	2,940,133	$1.11
Awarded at fair value	686,667	0.08
Canceled/Forfeited	--	--
Settled by issuance of stock	(258,553)	0.82
Outstanding at June 30, 2013	3,368,247	$0.92
Vested at June 30, 2013	3,368,247	$0.92

Note 10 - Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Stock Incentive Plans

Under the Broadcast International, Inc. 2004 Long-term Incentive Plan (the "2004 Plan"), the board of directors may issue incentive stock options to employees and directors and non-qualified stock options to consultants of the company.   Options generally may not be exercised until twelve months after the date granted and expire ten years after being granted. Options granted vest in accordance with the vesting schedule determined by the board of directors, usually ratably over a three-year vesting schedule upon anniversary date of the grant.  Should an employee terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We have used the Black-Scholes valuation model to estimate fair value of our stock-based awards, which requires various judgmental assumptions including estimated stock price volatility, forfeiture rates, and expected life.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The number of unissued stock options authorized under the 2004 Plan at December 31, 2012 was 3,779,508.

The Broadcast International, Inc. 2008 Equity Incentive Plan (the "2008 Plan") has become our primary plan for providing stock-based incentive compensation to our eligible employees and non-employee directors and consultants of the company. The provisions of the 2008 Plan are similar to the 2004 Plan except that the 2008 Plan allows for the grant of share equivalents such as restricted stock awards, stock bonus awards, performance shares and restricted stock units in addition to non-qualified and incentive stock options. We continue to maintain and grant awards under our 2004 Plan which will remain in effect until it expires by its terms. The number of unissued shares of common stock reserved for issuance under the 2008 Plan was 774,867 at December 31, 2012.

Stock Options

We estimate the fair value of stock option awards granted beginning January 1, 2006 using the Black-Scholes option-pricing model. We then amortize the fair value of awards expected to vest on a straight-line basis over the requisite service periods of the awards, which is generally the period from the grant date to the end of the vesting period. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and expected option term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the stock option award was granted with a maturity equal to the expected term of the stock option award. The expected option term is derived from an analysis of historical experience of similar awards combined with expected future exercise patterns based on several factors including the strike price in relation to the current and expected stock price, the minimum vest period and the remaining contractual period.

The fair values for the options granted in 2012 and 2011 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2012	2011
Risk free interest rate	1.65%	1.91%
Expected life (in years)	10.0	6.2
Expected volatility	78.97%	80.89%
Expected dividend yield	0.00%	0.00%

The weighted average fair value of options granted during the years ended December 31, 2012 and 2011, was $0.27 and $0.61, respectively.

Warrants

We estimate the fair value of issued warrants on the date of issuance as determined using a Black-Scholes pricing model. We amortize the fair value of issued warrants using a vesting schedule based on the terms and conditions of each associated underling contract, as earned. The Black-Scholes valuation model requires various judgmental assumptions including the estimated volatility, risk-free interest rate and warrant expected exercise term.  Our computation of expected volatility is based on a combination of historical and market-based implied volatility.  The risk-free interest rate was based on the yield curve of a zero-coupon U.S. Treasury bond on the date the warrant was issued with a maturity equal to the expected term of the warrant.

The fair values for the warrants granted in 2012 and 2011 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2012	2011
Risk free interest rate	1.16%	2.07%
Expected life (in years)	5.7	5.0
Expected volatility	82.79%	85.37%
Expected dividend yield	0.00%	0.00%

The weighted average fair value of warrants granted during the years ended December 31, 2012 and 2011, was $0.23 and $0.67, respectively.

Results of operations for the years ended December 31, 2012 and 2011 includes $283,692 and $2,262,540, respectively, of non-cash stock-based compensation expense. Restricted stock units and options issued to directors vest immediately. All other restricted stock units, options and warrants are subject to applicable vesting schedules. Expense is recognized proportionally as each award or grant vests.

For the year ended December 31, 2012 we recognized $283,692 of stock based compensation as follows: (i) $65,500 for 390,133 restricted stock units issued to 5 members of the board of directors, (ii) $833 for 50,000 options granted to 4 employees and (iii) $217,359 resulting from the vesting of unexpired options and warrants issued prior to January 1, 2012.

For the year ended December 31, 2011 we recognized $2,262,540 of stock based compensation expense as follows: (i) $1,544,000 for 1,400,000 restricted stock units issued to all 5 members of the board of directors, (ii) $124,000 for 200,000 restricted stock units issued to one employee, (iii) $364,000 for 600,000 options issued to one individual and one corporation for consulting services, (iv) $96,489 for 909,200 options granted to 43 employees, (v) $15,000 for 50,000 options granted to one member of our advisory board, (vi) $4,263 for 8,700 options granted to 15 of our non-employee installation technicians and (vi) $114,788 resulting from the vesting of unexpired options and warrants issued prior to January 1, 2011.  Additionally, we issued (i) 221,758 warrants to our unsecured convertible note holder, (ii) 653,576 warrants related to our accounts receivable purchase agreements, (iii) 422,500 warrants related to our Bridge Loan. See Note 5. There were 400,000 warrants exercised in the year ending December 31, 2011.

The following table summarizes option and warrant activity during the years ended December 31, 2012 and 2011.

	Options and Warrants Outstanding	Weighted Average Exercise Price

Outstanding at December 31, 2010	20,442,170	1.13
Options granted	1,567,900	0.91
Warrants issued	1,697,834	0.68
Expired	(302,054)	18.67
Forfeited	(2,510,201)	0.08
Exercised	(455,098)	-

Outstanding at December 31, 2011	20,440,551	1.10
Options granted	50,000	0.37
Warrants issued	24,817,900	0.33
Expired	(252,669)	1.31
Forfeited	(1,658,919)	1.31
Exercised	-	-

Outstanding at December 31, 2012	43,396,863	$0.54

The following table summarizes information about stock options and warrants outstanding at December 31, 2012.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.17-0.95	39,583,684	4.36	$0.47	39,207,017	$0.47
1.00-1.59	3,306,679	3.20	1.04	3,248,146	1.04
2.25-4.00	506,500	3.34	2.62	506,500	2.62
$0.17-4.00	43,396,863	4.26	$0.54	42,961,663	$0.54

There were no options exercised in the year ended December 31, 2012 and 55,098 options were exercised in the year ended December 31, 2011. There was no intrinsic value of options and warrants available and exercisable for the years ended December 31, 2012 or 2011.

Restricted Stock Units

For the years ended December 31, 2012 and 2011, 390,133 and 1,600,000 restricted stock units were awarded, respectively. The cost of restricted stock units is determined using the fair value of our common stock on the date of the grant and compensation expense is recognized in accordance with the vesting schedule.  All of the restricted stock units vested during the year they were awarded.

The following is a summary of restricted stock unit activity for the years ended December 31, 2012 and 2011:

	Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding at December 31, 2010	950,000	1.61
Awarded at fair value	1,600,000	1.04
Canceled/Forfeited	--	--
Settled by issuance of stock	--	--
Outstanding at December 31, 2011	2,550,000	1.25
Awarded at fair value	390,133	0.17
Canceled/Forfeited	--	--
Settled by issuance of stock	--	--
Outstanding at December 31, 2012	2,940,133	$1.11
Vested at December 31, 2012	2,940,133	$1.11

Included in stock based compensation for the year ended December 31, 2012, was $65,500 for 390,133 restricted stock units issued to all 5 members of the board of directors, all of which were recorded in general and administrative expense.

Included in stock based compensation for the year ended December 31, 2011, was $1,668,000 as follows; (i) $1,544,000 for 1,400,000 restricted stock units issued to all 5 members of the board of directors, (ii) $124,000 for 200,000 restricted stock units issued to one employee, all of which were recorded in general and administrative expense.

The impact on our results of operations for recording stock-based compensation for the years ended December 31, 2012 and 2011 is as follows:

	For the years ended
	December 31,
	2012	2011
General and administrative	$185,478	$2,043,386
Research and development	98,214	219,154

Total	$283,692	$2,262,540

Total unrecognized stock-based compensation was $180,732 at December 31, 2012, which we expect to recognize over the next three years in accordance with vesting provisions as follows:

2013	$118,127
2014	62,038
2015	567
Total	$180,732

Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Significant Accounting Policies [Abstract]
Significant Accounting Policies
Note 5 - Significant Accounting Policies

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less, to be cash equivalents. At June 30, 2013 and December 31, 2012, we had bank balances of $321,023 and $38,847, respectively, in excess of amounts insured by the Federal Deposit Insurance Corporation.  We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Current financial market conditions have had the effect of restricting liquidity of cash management investments and have increased the risk of even the most liquid investments and the viability of some financial institutions.  We do not believe, however, that these conditions will materially affect our business or our ability to meet our obligations or pursue our business plans.

Accounts Receivable

Trade accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when collected.

Included in our $93,379 and $821,608 net accounts receivable for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively, were (i) $132,973 and $856,462 for billed trade receivables, respectively; (ii) $(3,113) and $44,478 of unbilled trade receivables less invoiced unearned revenue (iii) $1,479 and $1,808 for employee travel advances and other receivables, respectively; less (iv) ($37,960) and ($81,140) for allowance for uncollectible accounts, respectively.

The service contract with our largest customer expired May 31, 2013. The revenues from this customer accounted for 87% of our revenues for the six months ended June 30, 2013.

Inventories

Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents and Intangibles

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of March 31, 2013, the United States Patent and Trademark Office had approved four patents.  Additionally, eleven foreign countries had approved patent rights.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to companies with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward.

Amortization expense recognized on all patents totaled $2,538 and $5,075 for both the three and six months ended June 30, 2013 and 2012, respectively. Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	$10,121
2015	$10,121
2016	$10,121
2017	$10,121

Long-Lived Assets

We review our long-lived assets, including patents, annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations. For the six months ended June 30, 2013 we recorded a $136,621 loss on disposal of assets of which (i) $40,824 was for the abandonment of lease hold improvements related to our move from our 7050 Union Park location, (ii) $25,685 related to the retirement of furniture & fixtures, (iii) $70,112 related to equipment sold or no longer in use.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by ASC Topic 740.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer to provide installation, network management, satellite transponder and help desk, or combination of these services, we recognize this revenue as services are performed and as equipment is sold. These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

In instances where we have entered into license agreements with a third parties to use our technology within their product offering, we recognize any base or prepaid revenues over the term of the agreement and any per occurrence or periodic usage revenues in the period they are earned.

Research and Development

Research and development costs are expensed when incurred.  We expensed $168,939 and $394,313 of research and development costs for the three and six months ended June 30, 2013, respectively.  We expensed $464,847 and $1,021,414 of research and development costs for the three and six months ended June 30, 2012, respectively.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management's expectations.

For the six months ended June 30, 2013 and 2012, we had the same customer that individually constituted 87% and 86%, respectively of our total revenues.

The service contract with our largest customer expired May 31, 2013. The revenues from this customer accounted for 87% of our revenues for the six months ended June 30, 2013.

Note 2 - Significant Accounting Policies

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less, to be cash equivalents. At December 31, 2012 and 2011, we had bank balances of $38,847 and $909,182, respectively in excess of amounts insured by the Federal Deposit Insurance Corporation. In addition we have restricted cash of $140,700, which represents a deposit to the Utah District Court, which is held pending the outcome of our litigation with our equipment lessor.  We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Current financial market conditions have had the effect of restricting liquidity of cash management investments and have increased the risk of even the most liquid investments and the viability of some financial institutions.  We do not believe, however, that these conditions will materially affect our business or our ability to meet our obligations or pursue our business plans.

Account Receivables

Trade account receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. After the receivable becomes past due, it is on non-accrual status and accrual of interest is suspended.

Inventories

Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents and Intangibles

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of December 31, 2012, the United States Patent and Trademark Office had approved four patents.  Additionally, eleven foreign countries had approved patent rights.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to companies with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward. For the year ended December 31, 2011 we recorded a $26,180 valuation impairment related to two patent applications for areas outside the United States.

Amortization expense recognized on all patents totaled $10,151 for each of the years ended December 31, 2012 and 2011, respectively.

Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	10,121
2015	10,121
2016	10,121
2017	10,121

Long-Lived Assets

We review our long-lived assets, including patents, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future un-discounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations. After our review at December 31, 2012 it was determined that no adjustment was required.

Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by ASC Topic 740.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer to provide installation, network management, and satellite transponder and help desk, or combination of these services, we recognize this revenue as services are performed and as equipment is sold.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

In instances where we have entered into license agreements with a third parties to use our technology within their product offering, we recognize any base or prepaid revenues over the term of the agreement and any per occurrence or periodic usage revenues in the period they are earned.

Research and Development

Research and development costs are expensed when incurred.  We expensed $1,754,163 and $2,410,249 of research and development costs for the years ended December 31, 2012 and 2011, respectively.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management's expectations.

For the years ended December 31, 2012 and 2011, we had the same customer that individually constituted 85% and 89%, of our total revenues, respectively.  Although the initial contract for this customer has expired, we received a contract extension through May 31, 2013 to continue to provide services. Unless we can replace that customer with another similarly large customer or customers, revenues will decline substantially, which will harm our business.

Weighted Average Shares

Basic earnings per common share is computed by dividing net income or loss applicable to common shareholders by the weighted average number of shares outstanding during each period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the dilutive common stock equivalents that would rise from the exercise of stock options, warrants and restricted stock units outstanding during the period, using the treasury stock method and the average market price per share during the period, plus the effect of assuming conversion of the convertible debt. The computation of diluted earnings per share does not assume conversion or exercise of securities that would have an anti-dilutive effect on earnings.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2011 and 2012:

	For the Year Ended 2011	For the year Ended 2012
Numerator
Net income	$1,304,446	$1,602,824
Denominator
Basic weighted average shares outstanding	75,416,916	100,978,223
Effect of dilutive securities:
Stock options and warrants	131,250	2,510,488
Restricted stock units	2,550,000	3,225,133
Diluted weighted average shares outstanding	78,098,166	106,533,844

Net income per common share
Basic	$0.02	$0.02
Diluted	$0.02	$0.02

Potentially dilutive securities representing 18,568,963 shares of common stock were excluded from the computation of diluted earnings per common share for the year ended December 31, 2012, because their effect would have been anti-dilutive.

Potentially dilutive securities representing 24,597,134 shares of common stock were excluded from the computation of diluted earnings per common share for the year ended December 31, 2011, because their effect would have been anti-dilutive.

Advertising Expenses

We follow the policy of charging the costs of advertising to expense as incurred.  Advertising expense for the years ended December 31, 2012 and 2011 were $35,168 and $68,703, respectively.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Recent Accounting Pronouncements

In August 2012, the FASB issued ASU No 2012-03, Technical Amendments and Corrections to SEC Sections. This Update makes changes to several of the SEC guidance literature sections within the Codification.  The main focus is to update the SEC guidance as per SAB 114 to reference the codification sections rather than the old standards prior to the codification.  The changes were mainly references and were not intended to change guidance. The amendments in this Update are effective immediately.  This guidance didn't have a significant impact on the Company's financials since it was an update of SEC referenced guidance and didn't change existing guidance.

In July 2012, the FASB issued ASU 2012-02, Intangibles - Goodwill and Other (Topic 350) - Testing Indefinite-Lived Intangible Assets for Impairment. The objective of this Update is to simplify how entities test indefinite-lived intangible assets for impairment and to have the testing be in-line with the updated guidance issued in 2011 related to impairment testing for goodwill. This Update allows entities to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative analysis. The more likely than not threshold is defined as having a likelihood of more than 50%.  The option to first assess qualitative factors can be bypassed and an entity can proceed directly to performing the quantitative impairment test and still be able to resume performing the qualitative assessment in subsequent years. Some examples of circumstances to consider are 1) cost factors that have a negative impact on earnings, 2) financial performance such as negative or declining cash flows, 3) legal, regulatory, contractual, political or business conditions, 4) other relevant entity specific events 5) industry and market conditions, and 6) macroeconomic conditions. The Update is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before July 27, 2012 if the financial statements have not been issued.  The Company doesn't expect this Update to impact the Company's financials since it currently has no indefinite-lived intangibles other than goodwill, but the Company will plan on utilizing the qualitative assessment options if any are acquired.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220) - Presentation of Comprehensive Income. This Update eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity in order to increase the prominence of other comprehensive income items and to facilitate convergence with IFRS. The Update requires that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements (a statement of income and statement of other comprehensive income).  Additionally, adjustments for items reclassified from other comprehensive income to net income must be presented on the face of the financial statements.  This Update should be applied retrospectively. For public entities, the Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the Update is effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. This impacts how items for Other Comprehensive Income are presented and the Company will follow the guidance starting in Q1 2012.

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. This Update is applicable to all entities that have financial instruments and derivative instruments that are either 1) offset in accordance with current guidance or 2) subject to an enforceable master netting arrangement.  The Update requires an entity with these types of instruments to disclose information about offsetting and related arrangements. Both net and gross information for these assets and liabilities is required to be disclosed. This Update is effective for fiscal years beginning on or after January 1, 2013. The Company doesn't expect this Update to impact the Company's financials since it does not currently have any financial instruments or derivative instruments that are offset.

In September 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other  (Topic 350)- Testing Goodwill for Impairment. The objective of this Update is to simplify how entities test goodwill for impairment. This Update now allows entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step process of (1) comparing the fair value of the reporting unit to its carrying value and (2) test to measure the amount of the impairment loss if the fair value is less than the carrying value.  The more likely than not threshold is defined as having a likelihood of more than 50%.  The option to first assess qualitative factors can be bypassed and an entity can proceed directly to performing the first step of the two-step goodwill impairment test. Some examples of circumstances to consider are 1) macroeconomic conditions, 2) industry and market conditions, 3) cost factors that have a negative impact on earnings, 4) overall financial performance such as negative or declining cash flows 5) other relevant entity specific events and 6) sustained decrease in stock price. The Update is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011 if the financial statements have not been issued.  If necessary, the Company will evaluate whether or not it will utilize the qualitative assessment option prior to performing the first goodwill impairment test in 2012, typically done during the 4th quarter.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in US GAAP and IFRSs. The Amendments in this Update will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with US GAAP and IFRSs.  The Boards of both organizations worked together to ensure fair value has the same meaning and the measurement and disclosures would be the same other than minor differences in wording. The Amendments explain how to measure fair value and do not require any additional fair value measurements. A couple of the more significant changes are 1) Clarification that quantitative information about unobservable inputs categorized as Level 3 should be disclosed, 2) Specifies that premiums and discounts should be applied in the absence of Level 1 input if market participants would do so, but that premiums or discounts related to size/quantity should not be considered, 3) Additional disclosure requirements for fair value measurements categorized as Level 3, an entity's us of a nonfinancial asset in a way that differs from the asset's highest and best use and the categorization by level for items not measured at fair value in the statement of financial position, but for which fair value disclosure is required. The amendments in this Update are to be applied prospectively. The Update is effective during interim and annual periods beginning after December 15, 2011.  The Company doesn't expect this guidance to have a significant impact on its financials since the amount of items disclosed at fair value is minimal, but will ensure the guidance is followed for items disclosed at fair value.

Notes Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Notes Payable [Abstract]
Notes Payable
Note 6 - Notes Payable

The recorded value of our notes payable (net of debt discount) for the six months ended June 30, 2013 and year ended December 31, 2012 was as follows:

	December 31, 2012	June 30, 2013

2012 Secured Convertible Notes	$2,428,166	$3,421,963
Unsecured Convertible Note	673,840	840,508
2013 Accounts Receivable Purchase Agreement	--	750,000
Interest Promissory Note	--	20,000
Total	3,102,006	5,032,471
Less Current Portion	(3,102,006)	(5,032,471)
Total Long-term	$--	$--

2012 Secured Convertible Notes

We engaged Philadelphia Brokerage Corporation to raise funds through the issuance of convertible promissory notes.  We anticipated issuing promissory notes with an aggregate principal amount of up to $5,000,000 ("2012 Convertible Debt Offering"). As of June 30, 2013 we have issued notes having an aggregate principal value of $3,475,000 as explained below.  The notes were originally due and payable on or before July 13, 2013; however on August 6, 2013, we and the requisite parties executed an amendment of the notes whereby, effective as of July 13, 2013, the maturity date of the notes was extended to October 31, 2013.  The notes bear interest at 12% per annum and may convertible to common stock at a $0.25 per share conversion price.  We also granted holders of the notes warrants with a five year life to acquire up to 200,000 shares of our common stock for each $100,000 of principal amount of the convertible notes.  The notes are secured by all of our assets with the exception of the equipment and receivables secured by the equipment lessor for equipment used in providing services for our largest customer's digital signage network.

In July 2012, we entered into a note and warrant purchase and security agreement with individual investors and broke escrow on the initial funding under the 2012 Convertible Debt Offering, the principal amount of which was $1,900,000, which included the conversion of $900,000 of previously issued short term debt (See Bridge Loan described above) to the 2012 convertible Debt Offering, which extinguished the Bridge Loan.  Of the $1,000,000 non-converted principal amount, we realized $923,175 of cash in the initial closing and issued warrants to acquire 3,800,000 shares of our common stock.  We paid $76,825 in investment banking fees and costs of the offering.

In August 2012, we continued sales of convertible debt under the 2012 Convertible Debt Offering by issuing short term debt with a principal amount of $900,000, issued warrants to acquire 1,800,000 shares of our common stock, from which we realized cash of $851,624 after payment of investment banking fees of $48,376.

In December 2012, we continued sales of convertible debt under the 2012 Convertible Debt Offering by issuing short term debt with a principal amount of $250,000, issued warrants to acquire 500,000 shares of our common stock to one member of our Board of Directors.

In January 2013, we continued sales of convertible debt under the 2012 Convertible Debt Offering by issuing short term debt with a principal amount of $425,000, issued warrants to acquire 850,000 shares of our common stock to; (i) one member of our Board of Directors, (ii) three individuals and (iii) two companies.

Before June 30, 2013 we received oral assurance that the maturity date of our senior secured convertible notes would be extended to October 31, 2013 and the cumulative effect of that extension has been reflected in our financial statements for the period ending June 30, 2013.

The notes and warrants mentioned above were issued with price protection provisions and were accounted for as derivative liabilities and valued on the dates issued using a Black-Scholes pricing model.

We recorded an aggregate derivative liability of $60,660 as of June 30, 2013, related to the conversion feature of the note. A derivative valuation gain of $28,940 was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012.  The aggregate derivative liability of $60,660 was calculated as follows using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.04%, (ii) expected life (in years) of 0.34; (iii) expected volatility of 143.51%, (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

We recorded an aggregate derivative liability of $237,700 as of June 30, 2013, related to the warrant reset provision. A derivative valuation loss of $11,400 was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012.  The aggregate derivative liability of $237,700 was calculated as follows using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.57%, (ii) expected life (in years) of 4.10; (iii) expected volatility of 91.86%, (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

The principal value of the secured convertible notes is being accreted over the extended term of the obligation, for which $51,525 and $360,494 was included in interest expense for each the three and six months June 30, 2013, respectively.  The notes bear a 12% annual interest rate for which $103,964 and $202,825 was included in interest expense for the three and six months ended June 30, 2013, respectively.

Unsecured Convertible Note

On September 29, 2006, we entered into a letter of understanding with Triage Capital Management, or Triage, dated September 25, 2006.  The letter of understanding provided that Triage loan $1,000,000 to us in exchange for us entering into, on or prior to October 30, 2006, a convertible note securities agreement.  It was intended that the funding provided by Triage be replaced by a convertible note and accompanying warrants, as described below.  Effective November 2, 2006, we entered into securities purchase agreement, a 5% convertible note, a registration rights agreement, and four classes of warrants to purchase our common stock, all of which were with an individual note holder, the controlling owner of Triage, who caused our agreement with Triage to be assigned to him, which satisfied our agreement with Triage.

Pursuant to the securities purchase agreement, (i) we sold to the convertible note holder a three-year convertible note in the principal amount of $1,000,000 representing the funding received by us on September 29, 2006; (ii) the convertible note bears an annual interest rate of 5%, payable semi-annually in cash or shares of our common stock; (iii) the convertible note is convertible into shares of our common stock at a conversion price of $1.50 per share subject to full-ratchet anti-dilution price protection provisions ; and (iv) we issued to the convertible note holder four classes of warrants (A Warrants, B Warrants, C Warrants and D Warrants), which give the convertible note holder the right to purchase a total of 5,500,000 shares of our common stock as described below.  The A and B Warrants originally expired one year after the effective date of a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), to register the subsequent sale of shares received from exercise of the A and B Warrants. The C Warrants and D Warrants originally expired eighteen months and twenty four months, respectively, after the effective date of a registration statement to be filed under the Securities Act.  The A Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.60 per share, the B Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.75 per share, the C Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $2.10 per share, and the D Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $3.00 per share.

During the year ended December 31, 2007, the convertible note holder exercised 454,000 A Warrants. We entered into an exchange agreement dated October 31, 2007 in which the convertible note holder received 650,000 shares of our common stock in exchange for cancellation of the C and the D Warrants.  The expiration date of the A Warrants and the B Warrants was extended from January 11, 2008 to December 3, 2008. During the year ended December 31, 2008, the convertible note holder exercised 64,400 A Warrants. On December 3, 2008, the remaining 231,600 A Warrants and 750,000 B Warrants were unexercised and expired.

On December 23, 2009 we entered into an amendment with the holder of our unsecured convertible note in the principal amount of $1.0 million which (i) extended the note maturity date to December 22, 2010 and (ii) increased the annual rate of interest from 5% to 8% commencing October 16, 2009. All other terms and conditions of the note remain unchanged.

On December 24, 2010 we closed on a Debt Restructuring as mentioned above, In connection with that Debt Restructuring the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013.  We issued 150,000 shares to the holder of this note as consideration to extend the term of the note.

During March 2011, we issued 135,369 shares of common stock to the holder of our unsecured convertible note in satisfaction of $81,221 of accrued interest on the unsecured convertible note.  Also in connection with the satisfaction of the accrued interest we granted to the holder a warrant to acquire up to 221,758 additional shares of our common stock at an exercise price of $0.96 per share.  The warrant is exercisable at any time for a five-year period.

We recorded an aggregate derivative liability of $34,600 and $326,400 as of June 30, 2013 and 2012, respectively, related to the conversion feature of the note. A derivative valuation gain of $11,800 and a derivative valuation loss of $26,400, respectively, was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012 and December 31, 2011, respectively.  The aggregate derivative liability of $34,600 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.10%, (ii) expected life (in years) of 0.5; (iii) expected volatility of 143.51%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

In connection with the amendment mentioned above, the principal value of the note is being accreted due to the difference in the value of the conversion feature before and after the amendment. The principal value of $1,000,000 of the unsecured convertible note was accreted over the amended term of the obligation, for which $83,334 and $166,668 was included in interest expense for each the three and six months ended June 30, 2013 and 2012, respectively. The note bears an 8% annual interest rate payable semi-annually, and for each the three and six months ended June 30, 2013 and 2012, $20,000 and $40,000, respectively was included in interest expense.

2013 Accounts Receivable Purchase Agreement

In April 2013 we entered into an accounts receivable purchase agreement with one of our directors under the terms of which he agreed to purchase $750,000 of our accounts receivable generated over the next succeeding three months.  Because our receivables are no longer in excess of the amount purchased, we have classified our obligation as short term debt in our financial statements.

Interest Promissory Note

On April 17, 2013 we entered into a $20,000 Promissory Note with the holder of our Unsecured Convertible Note for unpaid interest due at that time on the note The Promissory Note is due on December 31, 2013 and contains a 12% annual interest rate.

Senior Unsecured 6.25% Convertible Note

On December 24, 2007, we entered into a securities purchase agreement in which we raised $15,000,000 (less $937,000 of prepaid interest).  We used the proceeds from this financing to support our CodecSys commercialization and development and for general working capital purposes.  Pursuant to the financing, we issued a senior secured convertible note in the principal amount of $15,000,000 (which principal amount has been increased as discussed below).The senior secured convertible note was originally due December 21, 2010, but was amended, restated and extended to December 21, 2013 and was subsequently retired as discussed below.

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing"), as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring"), resulting in complete satisfaction of our senior indebtedness under the Amended and Restated Note.

A portion of the net proceeds from the 2012 Equity Financing was used to close on the 2012 Debt Restructuring. The Company paid $2,750,000 and issued 2,000,000 shares of common stock valued at $760,000 in satisfaction of the Amended and Restated Note and remaining interest value of $680,816. In consideration of negotiating the 2012 Debt Restructuring and amending our agreement with our placement agent, we paid $275,041 and issued 586,164 shares of our common stock valued at $222,742 to our placement agent, and recognized a $2,173,033 gain on extinguishment of debt as a result of this retirement.

With the retirement of the Amended and Restated Note we recorded no aggregate derivative liability at June 30, 2012, however at the date of retirement we recorded a derivative valuation gain of $203,700, related to the conversion feature of the Amended and Restated Note to reflect the change in value of the aggregate derivative from December 31, 2011 to the date of retirement. The derivative value of $81,500 at the date of retirement was recorded as additional paid in capital.

2010 Accounts Receivable Purchase Agreements

During the year ended December 31, 2010 we entered into two Accounts Receivable Purchase Agreements with one individual for an aggregate amount of $775,000. During the year ended December 31, 2011 we remitted $100,000 of the principal balance and converted the remaining $675,000 of principal balance plus accrued and unpaid interest into 1,307,153 shares of our common stock and warrants to purchase an additional 653,576 shares of our common stock. The warrants contain anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than $1.00 per share.  The current exercise price has been reset to $0.725 per share due to subsequent financings.

We recorded an aggregate derivative liability of $7,700 and $50,200 as of June 30, 2013 and 2012, respectively, related to the warrant reset provision.  A derivative valuation loss of $1,800 and a derivative valuation gain of $106,100, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012 and December 31, 2011, respectively.  The aggregate derivative liability of $7,700 was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.66%, (ii) expected life (in years) of 2.7; (iii) expected volatility of 96.68%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

2011 Bridge Loan

On December 28, 2011 we entered into a Note and Warrant Purchase and Security Agreement with seven individuals for an aggregate of $1,300,000 ("Bridge Loan") to be used as working capital. The note bears an annual interest rate of 18%, payable monthly in cash.  Additionally, we granted to the holders of the Bridge Loan warrants with a five year term to purchase an aggregate of 357,500 shares of our common stock at an exercise price of $0.65.  The note was due on February 28, 2012, but the term was subsequently extended to the earlier of the date nine months from the original maturity date or the date we closed on an additional sale of our securities that resulted in gross proceeds to us of $12 million.  In consideration of the extension of the maturity date of the Bridge Loan, we granted the holders of the Bridge Loan warrants with a six year term to purchase 247,500 shares of our common stock at an exercise price of $0.35 per share.  This note is collateralized by a security interest in all of our accounts receivable

In connection with the Bridge Loan, we paid an $84,500 placement fee and issued warrants to purchase 65,000 shares of our common stock at an exercise price of $0.65 per share and subsequently reset to $0.53, to our investment banker for services in completing the above transaction and paid a $3,000 escrow fee to the Escrow Agent in exchange for holding the funds prior to their disbursement to us.

On March 26, 2012, we closed on the 2012 Equity Financing and under the terms of the associated securities purchase agreement, two of the above described bridge lenders converted the principal balance of their portion of the bridge loan in the amount of $400,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing, reducing the outstanding principal balance to $900,000. The warrants issued had a total value of $222,426 which resulted in a loss on extinguishment of debt of $222,426. The aggregate derivative liability and valuation gain or loss for the warrants issued for the converted portion of the principal balance are included in the aggregate of 2012 Equity Financing information.

All warrants mentioned above were issued with price protection provisions and were accounted for as derivative liabilities and valued using a Black Scholes pricing model.

On July 13, 2012 the $900,000 principal balance was retired and was included as part of the 2012 Convertible Note (as described below) and recorded a (i) $93,661 loss on extinguishment of debt related to the remaining un-accreted portion of the note and (ii) $53,160 expense related to unrecognized offering costs, at the time of retirement.

We recorded an aggregate derivative liability of $8,700 and $46,700 as of June 30, 2013 and 2012, respectively, related to the reset provision for the original and placement warrants issued.  A derivative valuation loss of $1,300 and a derivative valuation gain of $97,000, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012 and December 31, 2011, respectively.  The aggregate derivative liability of $8,700 for the reset provision of the warrants and placement warrants issued was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.85%, (ii) expected life (in years) of 3.5; (iii) expected volatility of 92.74%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

We recorded an aggregate derivative liability of $7,700 and $34,700 as of June 30, 2013 and 2012, respectively, related to the reset provision for the warrants issued for an extension of the maturity date.  A derivative valuation loss of $500 and a derivative valuation gain of $61,825, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012 and December 31, 2011, respectively.  The aggregate derivative liability of $7,700 for the reset provision of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.85%, (ii) expected life (in years) of 3.5; (iii) expected volatility of 94.74%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

The principal value of the note was being accreted over the amended term of the obligation, for which $51,848 and $98,968 was included in interest expense for the three and six months ended June 30, 2012, respectively.  The note bore an 18% annual interest rate and for the three and six months ended June 30, 2012, $40,389 and $95,130, respectively was included in interest expense

Equipment Purchase and Sale Agreement

In October 2011, we entered into an Equipment Purchase and Sale Agreement with a Utah corporation whereby we use the funds advanced to purchase certain electronic receiving and digital signage equipment along with installation costs.  A 3% fee is due each month the amount remains outstanding.  At December 31, 2011 we had an outstanding amount owed of $700,000 plus accrued unpaid interest.

On March 26, 2012, we closed on the 2012 Equity Financing and under the terms of the associated securities purchase agreement the above described lender converted the principal balance of its portion of the loan in the amount of $500,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing, the remaining $200,000 principal balance plus $105,000 of interest due was paid in cash. The warrants issued had a total value of $278,032 which resulted in a loss on extinguishment of debt of $278,032. The aggregate derivative liability and valuation gain or loss for the warrants issued for the converted portion of the principal balance are included in the aggregate of 2012 Equity Financing information.

The 3% fee mention above was recorded as interest expense for which $63,000 was included for the six months ended June 30, 2012.

Note 5 - Notes Payable

The recorded value of our notes payable (net of debt discount) for the years ending December 31, 2012 and 2011 was as follows:

	December 31, 2011	December 31, 2012
2012 Secured Convertible Notes	--	2,428,166
Unsecured Convertible Note	340,504	673,840
Amended and Restated Senior 6.25% Convertible Note	$6,180,816	$--
Bridge Loan Note Payable	1,196,141	--
Equipment Purchase and Sale Agreement	700,000	--
Total	8,417,461	3,102,006
Less Current Portion	(2,068,016)	(3,102,006)
Total Long-term	$6,349,445	$--

2012 Secured Convertible Notes

We engaged Philadelphia Brokerage Corporation to raise funds through the issuance of convertible promissory notes.  We anticipated issuing promissory notes with an aggregate principal amount of up to $5,000,000 ("2012 Convertible Debt Offering"). As of December 31, 2012 we have issued notes having an aggregate principal value of $3,050,000 as explained below.  The notes are due and payable on or before July 13, 2013.  The notes bear interest at 12% per annum and may convertible to common stock at a $.25 per share conversion price.  We also granted holders of the notes warrants with a five year life to acquire up to 200,000 shares of our common stock for each $100,000 of principal amount of the convertible notes.  The notes are secured by all of our assets with the exception of the equipment and receivables secured by the equipment lessor for equipment used in providing services for our largest customer's digital signage network.

In July 2012, we entered into a note and warrant purchase and security agreement with individual investors and broke escrow on the initial funding under the 2012 Convertible Debt Offering, the principal amount of which was $1,900,000, which included the conversion of $900,000 of previously issued short term debt (See Bridge Loan described above) to the 2012 convertible Debt Offering, which extinguished the Bridge Loan.  Of the $1,000,000 non-converted principal amount, we realized $923,175 of cash in the initial closing and issued warrants to acquire 3,800,000 shares of our common stock.  We paid $76,825 in investment banking fees and costs of the offering.

In August 2012, we continued sales of convertible debt under the 2012 Convertible Debt Offering by issuing short term debt with a principal amount of $900,000, issued warrants to acquire 1,800,000 shares of our common stock, from which we realized cash of $851,624 after payment of investment banking fees of $48,376.

In December 2012, we continued sales of convertible debt under the 2012 Convertible Debt Offering by issuing short term debt with a principal amount of $250,000, issued warrants to acquire 500,000 shares of our common stock to one member of our Board of Directors.

The notes and warrants mentioned above were issued with price protection provisions and were accounted for as derivative liabilities and valued on the dates issued using a Black-Scholes pricing model.

We recorded an aggregate derivative liability of $74,500 as of December 31, 2012, related to the conversion feature of the note. A derivative valuation gain of $423,500 was recorded to reflect the change in value of the aggregate derivative liability from the time the notes were issued.  The aggregate derivative liability of $74,500 was calculated as follows using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.11%, (ii) expected life (in years) of 0.50; (iii) expected volatility of 129.08%, (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

Additionally, we recorded an aggregate derivative liability of $183,000 as of December 31, 2012, related to the warrant reset provision. A derivative valuation gain of $442,000 was recorded to reflect the change in value of the aggregate derivative liability from the time the warrants were issued.  The aggregate derivative liability of $183,000 was calculated as follows using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.63%, (ii) expected life (in years) of 4.50; (iii) expected volatility of 85.75%, (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

Unsecured Convertible Note

On September 29, 2006, we entered into a letter of understanding with Triage Capital Management, or Triage, dated September 25, 2006.  The letter of understanding provided that Triage loan $1,000,000 to us in exchange for us entering into, on or prior to October 30, 2006, a convertible note securities agreement.  It was intended that the funding provided by Triage be replaced by a convertible note and accompanying warrants, as described below.  Effective November 2, 2006, we entered into securities purchase agreement, a 5% convertible note, a registration rights agreement, and four classes of warrants to purchase our common stock, all of which were with an individual note holder, the controlling owner of Triage, who caused our agreement with Triage to be assigned to him, which satisfied our agreement with Triage.

Pursuant to the securities purchase agreement, (i) we sold to the convertible note holder a three-year convertible note in the principal amount of $1,000,000 representing the funding received by us on September 29, 2006; (ii) the convertible note bears an annual interest rate of 5%, payable semi-annually in cash or shares of our common stock; (iii) the convertible note is convertible into shares of our common stock at a conversion price of $1.50 per share subject to full-ratchet anti-dilution price protection provisions ; and (iv) we issued to the convertible note holder four classes of warrants (A Warrants, B Warrants, C Warrants and D Warrants), which give the convertible note holder the right to purchase a total of 5,500,000 shares of our common stock as described below.  The A and B Warrants originally expired one year after the effective date of a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), to register the subsequent sale of shares received from exercise of the A and B Warrants. The C Warrants and D Warrants originally expired eighteen months and twenty four months, respectively, after the effective date of a registration statement to be filed under the Securities Act.  The A Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.60 per share, the B Warrants grant the convertible note holder the right to purchase up to 750,000 shares of common stock at an exercise price of $1.75 per share, the C Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $2.10 per share, and the D Warrants grant the convertible note holder the right to purchase up to 2,000,000 shares of common stock at an exercise price of $3.00 per share.

During the year ended December 31, 2007, the convertible note holder exercised 454,000 A Warrants. We entered into an exchange agreement dated October 31, 2007 in which the convertible note holder received 650,000 shares of our common stock in exchange for cancellation of the C and the D Warrants.  The expiration date of the A Warrants and the B Warrants was extended from January 11, 2008 to December 3, 2008. During the year ended December 31, 2008, the convertible note holder exercised 64,400 A Warrants. On December 3, 2008, the remaining 231,600 A Warrants and 750,000 B Warrants were unexercised and expired.

On December 23, 2009 we entered into an amendment with the holder of our unsecured convertible note in the principal amount of $1.0 million which (i) extended the note maturity date to December 22, 2010 and (ii) increased the annual rate of interest from 5% to 8% commencing October 16, 2009. All other terms and conditions of the note remain unchanged.

On December 24, 2010 we closed on a Debt Restructuring as mentioned above, In connection with that Debt Restructuring the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013.  We issued 150,000 shares to the holder of this note as consideration to extend the term of the note.

During March 2011, we issued 135,369 shares of common stock to the holder of our unsecured convertible note in satisfaction of $81,221 of accrued interest on the unsecured convertible note.  Also in connection with the satisfaction of the accrued interest we granted to the holder a warrant to acquire up to 221,758 additional shares of our common stock at an exercise price of $0.96 per share.  The warrant is exercisable at any time for a five-year period. For the year ended December 31, 2011, the $157,400 value of the warrant was included in interest expense.

We recorded an aggregate derivative liability of $46,400 and $300,000 as of December 31, 2012 and 2011, respectively, related to the conversion feature of the note. A derivative valuation gain of $253,600 and $1,101,900, respectively, was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2011 and December 31, 2010, respectively.  The aggregate derivative liability of $46,400 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.16%, (ii) expected life (in years) of 1.0; (iii) expected volatility of 112.04%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

In connection with the amendment mentioned above, the principal value of the note is being accreted due to the difference in the value of the conversion feature before and after the amendment. The principal value of $1,000,000 of the unsecured convertible note was accreted over the amended term of the obligation, for which $333,336 was included in interest expense for each the years ended December 31, 2012 and 2011. The note bears an 8% annual interest rate payable semi-annually, and for each the years ended December 31, 2011 and 2010, $80,000, was included in interest expense.

Senior Unsecured 6.25% Convertible Note

On December 24, 2007, we entered into a securities purchase agreement in which we raised $15,000,000 (less $937,000 of prepaid interest).  We used the proceeds from this financing to support our CodecSys commercialization and development and for general working capital purposes.  Pursuant to the financing, we issued a senior secured convertible note in the principal amount of $15,000,000 (which principal amount has been increased as discussed below).The senior secured convertible note was originally due December 21, 2010, but was extended to December 21, 2013 and has been subsequently retired. The senior secured convertible note bore interest at 6.25% per annum (which rate has been changed as discussed below) if paid in cash.  Interest for the first year was prepaid at closing.  Interest-only payments thereafter in the amount of $234,375 are due quarterly and commenced in April 2009.  Interest payments may be made through issuance of common stock in certain circumstances or may be capitalized and added to the principal.  The original principal of the note was convertible into 2,752,294 shares of our common stock at a conversion price of $5.45 per share, convertible any time during the term of the note.  We granted a first priority security interest in all of our property and assets and of our subsidiaries to secure our obligations under the note and related transaction agreements. In August 2009 we received a waiver from the note holder releasing their security interest for the equipment purchased under our sale lease back financing.

In connection with the 2007 financing, the senior secured convertible note holder received warrants to acquire 1,875,000 shares of our common stock exercisable at $5.00 per share.  We also issued to the convertible note holder 1,000,000 shares of our common stock valued at $3,750,000 and incurred an additional $1,377,000 for commissions, finder's fees and other transaction expenses, including the grant of a three-year warrant to purchase 112,500 shares of our common stock to a third party at an exercise price of $3.75 per share, valued at $252,000.  A total of $1,377,000 was included in debt offering costs and is being amortized over the term of the note.

From March 26, 2010 through October 29, 2010, we entered into a series of amendments to the senior secured convertible note.  Each of these amendments is described below.

On March 26, 2010, we entered into an amendment and extension agreement with the holder of the senior secured convertible note.  The agreement conditionally amended the maturity date of the note to December 21, 2011.  If we are unsuccessful in raising at least $6.0 million in equity financing before September 30, 2010, the maturity date of the note will automatically be restored to its original date of December 21, 2010.  In consideration of entering into the agreement, the note holder was issued 1,000,000 shares of our restricted common stock valued at $990,000.  In addition, we agreed to the inclusion of three additional terms and conditions in the note: (i) from and after the additional funding, we will be required to maintain a cash balance of at least $1,250,000 and provide monthly certifications of the cash balance to the note holder; (ii) we will not make principal payments on our outstanding $1.0 million unsecured convertible note without the written consent of the holder of the senior secured convertible note; and (iii) we will grant board observation rights to the note holder.  Given these additional terms, unless the senior secured convertible note holder provides consent, of which there can be no assurance, we will be precluded from repaying the $1.0 million unsecured convertible note when it becomes due on December 22, 2010.

On July 30, 2010, we entered into a further amendment agreement with the holder of the senior secured convertible note regarding the note and warrant reset provisions.  The July 30, 2010 amendment conditionally amended the maturity date of the note to June 21, 2012.  If we are unsuccessful in raising the $6.0 million in equity financing referenced above, the maturity date of the note will automatically be restored to its original date of December 21, 2010.  The holder of the note agreed to a conversion price of the note of $1.80 per share instead of the price at which we sell equity between now and September 30, 2010 and reduced the required cash balance referenced in the March 26, 2010 amendment above from $1,250,000 to $950,000.  In addition, the number of warrants originally granted to the holder pursuant to the 2007 financing increased from 1,875,000 to 5,208,333 and were exercisable at $1.80 per share instead of $5.00 per share.  The warrants continued to be exercisable any time for the five years from the original date of grant.  In consideration of entering into the July 30, 2010 amendment the note holder was issued 2,000,000 shares of common stock and would be issued an additional 800,000 shares of our common stock contingent upon completion of the required equity raise.

On September 27, 2010, we entered into a further amendment agreement with the holder of the senior secured convertible note regarding the note.  Pursuant to this amendment, the due date for the required equity financing was extended to October 31, 2010.

On October 29, 2010, we entered into a fourth amendment agreement with the holder of the senior secured convertible note regarding the note and warrant provisions.  The fourth amendment (i) increased the amount of the required equity raise to $8.0 million, approximately $2.5 million of which had been raised or committed by investors at the time of the amendment; (ii) extended the time in which we can complete the equity financing to December 3, 2010; (iii) deleted the provision of the senior secured convertible note that granted the Company the option to redeem the note prior to its maturity date; (iv) changed the conversion price of the note upon successful completion of the required capital raise to an amount equal to 150% of the lowest price at which Company common stock is sold during calendar year 2010; (v) changed the exercised price of the warrants to an amount equal to 150% of the lowest price at which Company common stock is sold during calendar year 2010; (vi) provides that if we are successful in completing the required capital raise the number of warrants will be increased as currently provided in the 6.25% senior secured convertible promissory note; and (vii) extended the expiration date of the warrants to December 31, 2013.

If the additional funding was not completed by December 3, 2010, certain provisions of the prior amendments became void in that the maturity date will revert back to December 21, 2010, the conversion price became the lowest price at which equity securities had been sold, the exercise price became the lowest price at which equity securities have been sold, the number of warrants then outstanding would be determined by the original purchase documents, and the Company would not have an obligation to maintain a balance of cash and marketable securities equal to $950,000.

On December 24, 2010, we closed on the Debt Restructuring.  In connection therewith, we (i) issued an Amended and Restated Senior Convertible Note in the principal amount of $5.5 million (the "Amended and Restated Note") to Castlerigg Master Investment Ltd. ("Castlerigg"), (ii) paid $2.5 million in cash to Castlerigg, (iii) cancelled warrants previously issued to Castlerigg that were exercisable for a total of 5,208,333 shares of common stock, (iv) issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment, (v) entered into the Letter Agreement pursuant to which we paid Castlerigg an additional $2.75 million in cash in lieu of the issuance of $3.5 million in stock and warrants as provided in the loan restructuring agreement under which the Amended and Restated Note and other documents was issued (the "Loan Restructuring Agreement"), and (vi) entered into an Investor Rights Agreement with Castlerigg dated December 23, 2010.  As a result of the foregoing, Castlerigg forgave approximately $7.2 million of principal and accrued but unpaid interest. The Debt Restructuring was considered a troubled-debt restructuring and a gain on debt restructuring of $3,062,457 was recorded during the year ended December 31, 2010, which was the difference between the adjusted carrying value of the original note and the carrying value of the Amended and Restated Note.

The Amended and Restated Note, dated December 23, 2010, is a senior, unsecured note that matures in three years from the closing and bore interest at an annual rate of 6.25%, payable semi-annually.  We paid the first year's interest of approximately $344,000 at the closing.  The Amended and Restated Note is convertible into shares of common stock at a conversion price of $1.35 per share, subject to adjustment.  The Amended and Restated Note is convertible in whole or in part at any time upon notice by Castlerigg to us.  The Amended and Restated Note also contains various restrictions, acceleration provisions and other standard and customary terms and conditions.  Two of our consolidated subsidiaries guaranteed our obligations under the Amended and Restated Note.

The Investor Rights Agreement provides Castlerigg with certain registration rights with respect to the Company's securities held by Castlerigg.  These registration rights include an obligation of the Company to issue additional warrants to Castlerigg if certain registration deadlines or conditions were not satisfied.  The agreement also contains full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above.

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing"), as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring"), resulting in complete satisfaction of our senior indebtedness under the Amended and Restated Note.

A portion of the net proceeds from the 2012 Equity Financing was used to close on the 2012 Debt Restructuring. The Company paid $2,750,000 and issued 2,000,000 shares of common stock valued at $760,000 in satisfaction of the Amended and Restated Note and remaining interest value of $680,816. In consideration of negotiating the 2012 Debt Restructuring and amending our agreement with our placement agent, we paid $275,041 and issued 586,164 shares of our common stock valued at $222,742 to our placement agent, and recognized a $2,173,033 gain on extinguishment of debt as a result of this retirement.

With the retirement of the Amended and Restated Note we recorded no aggregate derivative liability at December 31, 2012, however at the date of retirement we recorded a derivative valuation gain of $203,700, related to the conversion feature of the Amended and Restated Note to reflect the change in value of the aggregate derivative from December 31, 2011 to the date of retirement. The derivative value of $81,500 at the date of retirement was recorded as additional paid in capital.

We recorded an aggregate derivative liability of $285,200 at December 31, 2011, related to the conversion features of the Amended and Restated Note and the conversion feature and warrants related to the Original Note.  A derivative valuation gain of $2,322,200 was recorded during the year ended December 31, 2011 to reflect the change in value of the aggregate derivative.

The $6,180,816 value of the Amended and Restated Note at December 31, 2011 consists of $5,500,000 for the principal due of the note plus $680,816 for aggregate future interest due of which $171,875 is payable in 2012 and has been included in current debt obligations at December 31, 2011 and was retired pursuant to the 2012 Debt Restructuring noted above.

Accounts Receivable Purchase Agreements

During the year ended December 31, 2010 we entered into two Accounts Receivable Purchase Agreements with one individual for an aggregate amount of $775,000. During the year ended December 31, 2011 we remitted $100,000 of the principal balance plus accrued interest of $8,360 and converted the remaining $675,000 of principal balance plus $109,292 of accrued and unpaid interest into 1,307,153 shares of our common stock and warrants to purchase an additional 653,576 shares of our common stock. The warrants contain anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than $1.00 per share.  The current exercise price has been reset to $0.725 per share due to subsequent financings.

We recorded an aggregate derivative liability of $5,900 and $156,300 as of December 31, 2012 and 2011, respectively, related to the conversion feature of the note. A derivative valuation gain of $253,600 and $293,800, respectively, was recorded to reflect the change in value of the aggregate derivative liability since December 31, 2011 and December 31, 2010, respectively.  The aggregate derivative liability of $5,900 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.36%, (ii) expected life (in years) of 3.20; (iii) expected volatility of 83.16%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

Bridge Loan

On December 28, 2011 we entered into a Note and Warrant Purchase and Security Agreement with seven individuals for an aggregate of $1,300,000 ("Bridge Loan") to be used as working capital. The note bears an annual interest rate of 18%, payable monthly in cash.  Additionally, we granted to the holders of the Bridge Loan warrants with a five year term to purchase an aggregate of 357,500 shares of our common stock at an exercise price of $0.65.  The note was due on February 28, 2012, but the term was subsequently extended to the earlier of the date nine months from the original maturity date or the date we closed on an additional sale of our securities that resulted in gross proceeds to us of $12 million.  In consideration of the extension of the maturity date of the Bridge Loan, we granted the holders of the Bridge Loan warrants with a six year term to purchase 247,500 shares of our common stock at an exercise price of $0.35 per share. This note is collateralized by a security interest in all of our accounts receivable

In connection with the Bridge Loan, we paid an $84,500 placement fee and issued warrants to purchase 65,000 shares of our common stock at an exercise price of $0.65 per share and subsequently reset to $0.53, to our investment banker for services in completing the above transaction and paid a $3,000 escrow fee to the Escrow Agent in exchange for holding the funds prior to their disbursement to us.

On March 26, 2012, we closed on the 2012 Equity Financing and under the terms of the associated securities purchase agreement, two of the above described bridge lenders converted the principal balance of their portion of the bridge loan in the amount of $400,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing, reducing the outstanding principal balance to $900,000. The warrants issued had a total value of $222,426 which resulted in a loss on extinguishment of debt of $222,426. The aggregate derivative liability and valuation gain or loss for the warrants issued for the converted portion of the principal balance are included in the aggregate of 2012 Equity Financing information.

All warrants mentioned above were issued with price protection provisions and were accounted for as derivative liabilities and valued using a Black Scholes pricing model.

On July 13, 2012 the $900,000 principal balance was retired and was included as part of the 2012 Convertible Note (as described below) and recorded a (i) $93,661 loss on extinguishment of debt related to the remaining un-accreted portion of the note and (ii) $53,160 expense related to unrecognized offering costs, at the time of retirement.

At December 31, 2012 we recorded an aggregate derivative liability of $7,400 related to the reset provision for the original and placement warrants issued. A derivative valuation gain of $136,300 was recorded to reflect the change in value of the aggregate derivative liability from December 31, 2011.  The aggregate derivative liability of $7,400 for the reset provision of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.54%, (ii) expected life (in years) of 4.0; (iii) expected volatility of 82.55%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

At December 31, 2012 we recorded an aggregate derivative liability of $7,200 related to the reset provision for the warrants issued for an extension of the maturity date.  A derivative valuation gain of $89,325 was recorded to reflect the change in value of the aggregate derivative liability from the time the warrants were issued.  The aggregate derivative liability of $7,200 for the reset provision of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.54%, (ii) expected life (in years) of 4.0; (iii) expected volatility of 82.55%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

The principal value of the note was being accreted over the amended term of the obligation, for which $106,723 and 7,041 were included in interest expense for the years ended December 31, 2012 and 2011, respectively.  The note bore an 18% annual interest rate, and for the years ended December 31, 2012 and 2011, $100,899 and $2,564, respectively were included in interest expense.

Equipment Purchase and Sale Agreement

In October 2011, we entered into an Equipment Purchase and Sale Agreement with a Utah corporation whereby we use the funds advanced to purchase certain electronic receiving and digital signage equipment along with installation costs.  A 3% fee is due each month the amount remains outstanding.  At December 31, 2011 we had an outstanding amount owed of $700,000 and had accrued two months of fees totaling $42,000 which was included as interest expense for the year ended December 31, 2011.

On March 26, 2012, we closed on the 2012 Equity Financing and under the terms of the associated securities purchase agreement the above described lender converted the principal balance of its portion of the loan in the amount of $500,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing, the remaining $200,000 principal balance plus $105,000 of interest due was paid in cash. The warrants issued had a total value of $278,032 which resulted in a loss on extinguishment of debt of $278,032. The aggregate derivative liability and valuation gain or loss for the warrants issued for the converted portion of the principal balance are included in the aggregate of 2012 Equity Financing information.

The 3% fee mention above was recorded as interest expense and or the years ended December 31 2012 and 2011, $63,000 and $42,000 were included, respectively.

Equity Financing and the Debt Restructuring	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity Financing and the Debt Restructuring [Abstract]
Equity Financing and the Debt Restructuring
Note 7 - Equity Financing and the Debt Restructuring

2012 Equity Financing and the Debt Restructuring

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing") as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring") resulting in complete satisfaction of our senior indebtedness.

We entered into an Engagement Agreement, dated October 28, 2011, with MDB Capital Group, LLC ("MDB"), pursuant to which MDB agreed to act as the exclusive agent of the Company on a "best efforts" basis with respect to the sale of up to a maximum gross consideration of $6,000,000, subsequently verbally increased to $10,000,000, of the Company's securities, subject to a minimum gross consideration of $3,000,000.  The Company agreed to pay to MDB a commission of 10% of the gross offering proceeds received by the Company, to grant to MDB warrants to acquire up to 10% of the shares of our common stock and warrants issued in the financing, and to pay the reasonable costs and expenses of MDB related to the offering.

Pursuant to the Engagement Agreement, we entered into a Securities Purchase Agreement ("SPA") dated March 23, 2012 with select institutional and other accredited investors for the private placement of 27,800,000 units of our securities.  The SPA included a purchase price of $0.25 per unit, with each unit consisting of one share of common stock and two forms of Warrant: (1) The "A" Warrant grants the investors the right to purchase an additional share of common stock for each two shares of common stock purchased, for a term of six years and at an exercise price of $0.35 per share; and (2) The "B" Warrant will not be exercisable unless and until the occurrence of a future issuance of stock at less than $0.25 per share, but, in the event of such issuance, grants the investors the right to acquire additional shares at a price of $0.05 to reduce the impact of the dilution caused by such issuance, but in no event shall the number of shares to be issued under the B Warrant cause us to exceed the number of authorized shares of common stock. The shares in excess of our authorized shares that would have been issuable under the B Warrant shall be "net settled" by payment of cash in an amount equal to the number of shares in excess of the authorized common shares multiplied by the closing price of our common stock as of the trading day immediately prior to the applicable date of the exercise of such B Warrant.  A majority of the holders of the B Warrants agreed in December 2012 to amend the terms of the B Warrant to reduce the amount of subsequent financing required to extinguish the B Warrants with the result that the B Warrants may now be extinguished through notice to the Warrant Holders.

Net proceeds from the 2012 Equity Financing, after deducting the commissions and the estimated legal, printing and other costs and expenses related to the financing, were approximately $6.1 million.  Coincident to the closing of the 2012 Equity Financing, we also closed on the 2012 Debt Restructuring.  In connection therewith, the Company paid $2,750,000 to Castlerigg Master Investment Ltd. ("Castlerigg"), and issued to Castlerigg 2,000,000 shares of common stock in full and complete satisfaction of the senior convertible note and all accrued interest. In consideration of negotiating the 2012 Debt Restructuring, we issued to one of our placement agents 586,164 shares of our common stock and paid them $275,041.

In December 2011, we entered into a loan with 7 accredited individuals and entities under the terms of which we borrowed $1,300,000 to be used as working capital ("Bridge Loan").  The Bridge Loan bears an interest rate of 18% per annum and had a maturity date of February 28, 2012, which was subsequently extended to the earlier of the date nine months from the original maturity date or the date we close on an additional sale of our securities that results in gross proceeds to us of $12 million.  In consideration of the Bridge Loan we granted to the holders of the Bridge Loan warrants with a five year term to purchase 357,500 shares of our common stock at an exercise price of $0.65 per share.  In consideration of the extension of the maturity date of the Bridge Loan, we granted the holders of the Bridge Loan warrants with a six year term to purchase 247,500 shares of our common stock at an exercise price of $0.35 per share.

In connection with the 2012 Equity Financing and under the terms of the SPA, two of the above described bridge lenders converted the principal balance of their portion of the bridge loan in the amount of $400,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing.  In addition, one other entity converted the amount owed by us for equipment purchases in the amount of $500,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing. The proceeds from these conversions were treated as funds raised with respect to the financing.

In connection with the 2012 Equity Financing and under the terms of the SPA, the Company agreed to prepare and file, within 60 days following the issuance of the securities, a registration statement covering the resale of the shares of common stock sold in the financing and the shares of common stock underlying the Warrants.  The Company filed the registration statement on April 9, 2012 and it was declared effective on August 1, 2012.

On April 5, 2012 we secured an additional $154,000 from 1 company and 4 individuals (three of which are members of our Board of Directors) on the same terms and conditions as the investors of the 2012 Equity Financing. As a result of this funding we issued 616,000 shares of our common stock and A warrants totaling 400,400 of which 308,000 were issued to investors and 92,400 were issued to our investment banker.

All warrants listed below were issued with price protection provisions and were accounted for as derivative liabilities. The A Warrants were valued using the Black Scholes pricing model and the B Warrants were valued using the Geometric Brownian Motion methodology with a risk neutral Monte Carlo approach.

	Common Shares Issued	Number of A Warrants	Value of A Warrants	Value of B Warrants	Total Warrant Value
Investors	24,816,000	12,408,000	$487,095	$39,387	$526,482
Bridge Loan Conversion	1,600,000	800,000	31,405	2,539	33,944
Equipment Finance Conversion	2,000,000	1,000,000	39,257	3,174	42,431
Agency	--	4,262,400	167,327	13,531	180,858
Total	28,416,000	18,470,400	$725,084	$58,631	$783,715

We recorded an aggregate derivative liability of $783,715 and $3,101,537 as of June 30, 2013 and 2012, respectively, related to the reset feature of the A warrants and the B warrants mentioned above. A derivative valuation loss of $26,246 and a derivative valuation gain of $1,659,855 were recorded to reflect the change in value of the aggregate derivative liability from December 31, 2012 and the time the warrants were first issued, respectively.  The aggregate derivative liability of $783,715 was calculated as follows: (1) $725,084 for the reset feature of the A warrants using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 1.41%, (ii) expected life (in years) of 4.7; (iii) expected volatility of 91.50%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08 and (2) $58,631 for the B warrants using the Geometric Brownian Motion methodology with a risk neutral Monte Carlo approach.

2010 Equity Financing and the Debt Restructuring

On December 24, 2010, we closed on an equity financing (the "Equity Financing") as well as a restructuring of our then outstanding convertible indebtedness (the "Debt Restructuring").  The Equity Financing and the Debt Restructuring are described as follows.

We entered into a Placement Agency Agreement, dated December 17, 2010, with Philadelphia Brokerage Corporation ("PBC"), pursuant to which PBC agreed to act as the exclusive agent of the Company on a "best efforts" basis with respect to the sale of up to a maximum gross consideration of $15,000,000 of units of the Company's securities, subject to a minimum gross consideration of $10,000,000.  The units consisted of two shares of our common stock and one warrant to purchase a share of our common stock.  The Company agreed to pay PBC a commission of 8% of the gross offering proceeds received by the Company, to issue PBC 40,000 shares of its common stock for each $1,000,000 raised, and to pay the reasonable costs and expenses of PBC related to the offering.  The Company also agreed to pay PBC a restructuring fee in the amount of approximately $180,000 upon the closing of the Equity Financing and the simultaneous Debt Restructuring.

Pursuant to the Placement Agency Agreement, we entered into Subscription Agreements dated December 23, 2010 with select institutional and other accredited investors for the private placement of 12,500,000 units of our securities.  The Subscription Agreements included a purchase price of $1.20 per unit, with each unit consisting of two shares of common stock and one warrant to purchase an additional share of common stock.  The warrants have a term of five years and had an exercise price of $1.00 per share which was reset to $0.78 pursuant to the 2012 Equity Financing.

Net proceeds from the Equity Financing, after deducting the commissions and debt restructuring fees payable to PBC and the estimated legal, printing and other costs and expenses related to the financing, were approximately $13.5 million.  We used a portion of the net proceeds of the Equity Financing to pay down debt and the remainder was used for working capital.

On November 29, 2010, we entered into a bridge loan transaction with three accredited investors pursuant to which we issued unsecured notes in the aggregate principal amount of $1.0 million.  Upon the closing of the Equity Financing, the lenders converted the entire principal amount plus accrued interest into the same units offered in the Equity Financing and the proceeds from the bridge loan transaction were treated as funds raised with respect to the financing.

In connection with the Equity Financing and under the terms of the Subscription Agreements, the Company agreed to prepare and file, and did file, within 60 days following the issuance of the securities, a registration statement covering the resale of the shares of common stock sold in the financing and the shares of common stock underlying the warrants.  The registration statement was declared effective June 16, 2011 satisfying the obligation contained in the Subscription Agreements.

On December 24, 2010, we also closed on the Debt Restructuring.  In connection therewith, we (i) issued an Amended and Restated Senior Convertible Note in the principal amount of $5.5 million (the "Amended and Restated Note") to Castlerigg Master Investment Ltd. ("Castlerigg"), (ii) paid $2.5 million in cash to Castlerigg, (iii) cancelled warrants previously issued to Castlerigg that were exercisable for a total of 5,208,333 shares of common stock, (iv) issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment, (v) entered into the Letter Agreement pursuant to which we paid Castlerigg an additional $2.75 million in cash in lieu of the issuance of $3.5 million in stock and warrants as provided in the loan restructuring agreement under which the Amended and Restated Note and other documents were issued (the "Loan Restructuring Agreement"), and (vi) entered into an Investor Rights Agreement with Castlerigg dated December 23, 2010.  As a result of the foregoing, Castlerigg forgave approximately $7.2 million of principal and accrued but unpaid interest.

The Amended and Restated Note, dated December 23, 2010, was a senior, unsecured note that matured in three years from the closing and bore interest at an annual rate of 6.25%, payable semi-annually.  We paid the first year's interest of $350,434 at the closing.  The Amended and Restated Note was convertible into shares of common stock at a conversion price of $1.35 per share, subject to adjustment.  The Amended and Restated Note was convertible in whole or in part at any time upon notice by Castlerigg to us.  The Amended and Restated Note also contained various restrictions, acceleration provisions and other standard and customary terms and conditions.  Two of our consolidated subsidiaries guaranteed our obligations under the Amended and Restated Note.

The Investor Rights Agreement provides Castlerigg with certain registration rights with respect to the Company's securities held by Castlerigg.  These registration rights include an obligation of the Company to issue additional warrants to Castlerigg if certain registration deadlines or conditions are not satisfied.  The agreement also contains full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above.

During the three months ended March 31, 2011, we issued Castlerigg 400,000 warrants pursuant to a waiver agreement dated March 10, 2011 allowing the issuance of shares and warrants for the conversion of the AR Note Payable without adjusting the conversion price of the Amended and Restated Senior 6.25% Convertible Note.  These warrants contain full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. During the three and six months ended June 30 ,2011 the warrant holder exercised these warrants using a cashless provision resulting in the company issuing 372,272 shares of our common stock. A valuation gain of $144,000 was recorded to reflect the change in value of the aggregate derivative from the time of issue to the date of conversion.
In connection with the Debt Restructuring, the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013. We also issued 150,000 shares and 75,000 warrants to acquire our common stock at $.90 per share to the holder of this note as consideration to extend the term of the note.

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing") as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring") resulting in complete satisfaction our senior indebtedness.

A portion of the net proceeds from the 2012 Equity Financing was used to close on the 2012 Debt Restructuring therewith. The Company paid $2,750,000 and issued 2,000,000 shares of common stock valued at $760,000 to Castlerigg in satisfaction of the $5,500,000 senior convertible note and $680,816 of accrued interest.

Investor warrants totaling 12,499,980 issued under the Subscription  Agreements contain price protection adjustments in the event we issue new common stock or common stock equivalents in certain transactions at a price less than $1.00 per share and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. The exercise price has been reset to $0.7312 per share due to subsequent financings.

We recorded an aggregate derivative liability of $134,500 and $750,000 as of June 30, 2013 and 2012, respectively, related to the reset feature of the warrants issued under the Placement Agency Agreement. A derivative valuation loss of $25,100 and derivative valuation gain $2,125,000, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2012 and December 31, 2011, respectively.  The aggregate derivative liability of $134,500 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.51%, (ii) expected life (in years) of 2.5; (iii) expected volatility of 98.23%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

Note 4 - Equity Financing and the Debt Restructuring

2012 Equity Financing and the Debt Restructuring

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing") as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring") resulting in complete satisfaction of our senior indebtedness.

We entered into an Engagement Agreement, dated October 28, 2011, with MDB Capital Group, LLC ("MDB"), pursuant to which MDB agreed to act as the exclusive agent of the Company on a "best efforts" basis with respect to the sale of up to a maximum gross consideration of $6,000,000, subsequently verbally increased to $10,000,000, of the Company's securities, subject to a minimum gross consideration of $3,000,000.  The Company agreed to pay to MDB a commission of 10% of the gross offering proceeds received by the Company, to grant to MDB warrants to acquire up to 10% of the shares of our common stock and warrants issued in the financing, and to pay the reasonable costs and expenses of MDB related to the offering.

Pursuant to the Engagement Agreement, we entered into a Securities Purchase Agreement ("SPA") dated March 23, 2012 with select institutional and other accredited investors for the private placement of 27,800,000 units of our securities.  The SPA included a purchase price of $0.25 per unit, with each unit consisting of one share of common stock and two forms of Warrant: (1) The "A" Warrant grants the investors the right to purchase an additional share of common stock for each two shares of common stock purchased, for a term of six years and at an exercise price of $0.35 per share; and (2) The "B" Warrant will not be exercisable unless and until the occurrence of a future issuance of stock at less than $0.25 per share, but, in the event of such issuance, grants the investors the right to acquire additional shares at a price of $0.05 to reduce the impact of the dilution caused by such issuance, but in no event shall the number of shares to be issued under the B Warrant cause us to exceed the number of authorized shares of common stock. The shares in excess of our authorized shares that would have been issuable under the B Warrant shall be "net settled" by payment of cash in an amount equal to the number of shares in excess of the authorized common shares multiplied by the closing price of our common stock as of the trading day immediately prior to the applicable date of the exercise of such B Warrant. The holders of the B Warrants agreed in December 2012 to amend the terms of the B Warrant to reduce the amount of subsequent financing required to extinguish the B Warrants with the result that the B Warrants have now been extinguished.

Net proceeds from the 2012 Equity Financing, after deducting the commissions and the estimated legal, printing and other costs and expenses related to the financing, were approximately $6.1 million.  Coincident to the closing of the 2012 Equity Financing, we also closed on the 2012 Debt Restructuring.  In connection therewith, the Company paid $2,750,000 to Castlerigg Master Investment Ltd. ("Castlerigg"), and issued to Castlerigg 2,000,000 shares of common stock in full and complete satisfaction of the senior convertible note and all accrued interest. In consideration of negotiating the 2012 Debt Restructuring, we issued to one of our placement agents 586,164 shares of our common stock and paid them $275,041.

In December 2011, we entered into a loan with 7 accredited individuals and entities under the terms of which we borrowed $1,300,000 to be used as working capital ("Bridge Loan").  The Bridge Loan bears an interest rate of 18% per annum and had a maturity date of February 28, 2012, which was subsequently extended to the earlier of the date nine months from the original maturity date or the date we close on an additional sale of our securities that results in gross proceeds to us of $12 million.  In consideration of the Bridge Loan we granted to the holders of the Bridge Loan warrants with a five year term to purchase 357,500 shares of our common stock at an exercise price of $0.65 per share.  In consideration of the extension of the maturity date of the Bridge Loan, we granted the holders of the Bridge Loan warrants with a six year term to purchase 247,500 shares of our common stock at an exercise price of $0.35 per share.

In connection with the 2012 Equity Financing and under the terms of the SPA, two of the above described bridge lenders converted the principal balance of their portion of the bridge loan in the amount of $400,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing.  In addition, one other entity converted the amount owed by us for equipment purchases in the amount of $500,000 to common stock and warrants as part of and on the same terms as the 2012 Equity Financing. The proceeds from these conversions were treated as funds raised with respect to the financing.

In connection with the 2012 Equity Financing and under the terms of the SPA, the Company agreed to prepare and file, within 60 days following the issuance of the securities, a registration statement covering the resale of the shares of common stock sold in the financing and the shares of common stock underlying the Warrants.  The Company filed the registration statement on April 9, 2012 and it was declared effective on August 1, 2012.

On April 5, 2012 we secured an additional $154,000 from 1 company and 4 individuals (three of which are members of our Board of Directors) on the same terms and conditions as the investors of the 2012 Equity Financing. As a result of this funding we issued 616,000 shares of our common stock and A warrants totaling 400,400 of which 308,000 were issued to investors and 92,400 were issued to our investment banker.

All warrants listed below were issued with price protection provisions and were accounted for as derivative liabilities. The A Warrants were valued using the Black Scholes pricing model and the B Warrants were valued using the Geometric Brownian Motion methodology with a risk neutral Monte Carlo approach.

	Common Shares Issued	Number of A Warrants	Value of A Warrants	Value of B Warrants	Total Warrant Value
Investors	24,816,000	12,408,000	$469,464	$39,387	$508,851
Bridge Loan Conversion	1,600,000	800,000	30,268	2,539	32,807
Equipment Finance Conversion	2,000,000	1,000,000	37,836	3,174	41,010
Agency	--	4,262,400	161,270	13,531	174,801
Total	28,416,000	18,470,400	$698,838	$58,631	$757,469

We recorded an aggregate derivative liability of $757,469 as of December 31, 2012, related to the reset feature of the A warrants and the B warrants mentioned above. A derivative valuation gain of $4,365,323 was recorded to reflect the change in value of the aggregate derivative liability from the time the warrants issued.  The aggregate derivative liability of $757,469 was calculated as follows: (1) $698,838 for the reset feature of the A warrants using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.72%, (ii) expected life (in years) of 5.2; (iii) expected volatility of 85.49%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08 and (2) $58,631 for the B warrants using the Geometric Brownian Motion methodology with a risk neutral Monte Carlo approach.

2010 Equity Financing and the Debt Restructuring

On December 24, 2010, we closed on an equity financing (the "Equity Financing") as well as a restructuring of our then outstanding convertible indebtedness (the "Debt Restructuring").  The Equity Financing and the Debt Restructuring are described as follows.

We entered into a Placement Agency Agreement, dated December 17, 2010, with Philadelphia Brokerage Corporation ("PBC"), pursuant to which PBC agreed to act as the exclusive agent of the Company on a "best efforts" basis with respect to the sale of up to a maximum gross consideration of $15,000,000 of units of the Company's securities, subject to a minimum gross consideration of $10,000,000.  The units consisted of two shares of our common stock and one warrant to purchase a share of our common stock.  The Company agreed to pay PBC a commission of 8% of the gross offering proceeds received by the Company, to issue PBC 40,000 shares of its common stock for each $1,000,000 raised, and to pay the reasonable costs and expenses of PBC related to the offering.  The Company also agreed to pay PBC a restructuring fee in the amount of approximately $180,000 upon the closing of the Equity Financing and the simultaneous Debt Restructuring.

Pursuant to the Placement Agency Agreement, we entered into Subscription Agreements dated December 23, 2010 with select institutional and other accredited investors for the private placement of 12,500,000 units of our securities.  The Subscription Agreements included a purchase price of $1.20 per unit, with each unit consisting of two shares of common stock and one warrant to purchase an additional share of common stock.  The warrants have a term of five years and had an exercise price of $1.00 per share which was reset to $0.78 pursuant to the 2012 Equity Financing.

Net proceeds from the Equity Financing, after deducting the commissions and debt restructuring fees payable to PBC and the estimated legal, printing and other costs and expenses related to the financing, were approximately $13.5 million.  We used a portion of the net proceeds of the Equity Financing to pay down debt and the remainder was used for working capital.

On November 29, 2010, we entered into a bridge loan transaction with three accredited investors pursuant to which we issued unsecured notes in the aggregate principal amount of $1.0 million.  Upon the closing of the Equity Financing, the lenders converted the entire principal amount plus accrued interest into the same units offered in the Equity Financing and the proceeds from the bridge loan transaction were treated as funds raised with respect to the financing.

In connection with the Equity Financing and under the terms of the Subscription Agreements, the Company agreed to prepare and file, and did file, within 60 days following the issuance of the securities, a registration statement covering the resale of the shares of common stock sold in the financing and the shares of common stock underlying the warrants.  The registration statement was declared effective June 16, 2011 satisfying the obligation contained in the Subscription Agreements.

On December 24, 2010, we also closed on the Debt Restructuring.  In connection therewith, we (i) issued an Amended and Restated Senior Convertible Note in the principal amount of $5.5 million (the "Amended and Restated Note") to Castlerigg Master Investment Ltd. ("Castlerigg"), (ii) paid $2.5 million in cash to Castlerigg, (iii) cancelled warrants previously issued to Castlerigg that were exercisable for a total of 5,208,333 shares of common stock, (iv) issued 800,000 shares of common stock to Castlerigg in satisfaction of an obligation under a prior loan amendment, (v) entered into the Letter Agreement pursuant to which we paid Castlerigg an additional $2.75 million in cash in lieu of the issuance of $3.5 million in stock and warrants as provided in the loan restructuring agreement under which the Amended and Restated Note and other documents were issued (the "Loan Restructuring Agreement"), and (vi) entered into an Investor Rights Agreement with Castlerigg dated December 23, 2010.  As a result of the foregoing, Castlerigg forgave approximately $7.2 million of principal and accrued but unpaid interest.

The Amended and Restated Note, dated December 23, 2010, was a senior, unsecured note that matured in three years from the closing and bore interest at an annual rate of 6.25%, payable semi-annually.  We paid the first year's interest of $350,434 at the closing.  The Amended and Restated Note was convertible into shares of common stock at a conversion price of $1.35 per share, subject to adjustment.  The Amended and Restated Note was convertible in whole or in part at any time upon notice by Castlerigg to us.  The Amended and Restated Note also contained various restrictions, acceleration provisions and other standard and customary terms and conditions.  Two of our consolidated subsidiaries guaranteed our obligations under the Amended and Restated Note.

The Investor Rights Agreement provides Castlerigg with certain registration rights with respect to the Company's securities held by Castlerigg.  These registration rights include an obligation of the Company to issue additional warrants to Castlerigg if certain registration deadlines or conditions are not satisfied.  The agreement also contains full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above.

During the three months ended March 31, 2011, we issued Castlerigg 400,000 warrants pursuant to a waiver agreement dated March 10, 2011 allowing the issuance of shares and warrants for the conversion of the AR Note Payable without adjusting the conversion price of the Amended and Restated Senior 6.25% Convertible Note.  These warrants contain full-ratchet anti-dilution price protection provisions in the event the Company issues stock or convertible debt with a purchase price or conversion price less than the conversion price described above and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. During the three and six months ended June 30 ,2011 the warrant holder exercised these warrants using a cashless provision resulting in the company issuing 372,272 shares of our common stock. A valuation gain of $144,000 was recorded to reflect the change in value of the aggregate derivative from the time of issue to the date of conversion.

In connection with the Debt Restructuring, the Company amended the note with the holder of a $1.0 million unsecured convertible note, pursuant to which the maturity date of the note was extended to December 31, 2013. We also issued 150,000 shares and 75,000 warrants to acquire our common stock at $.90 per share to the holder of this note as consideration to extend the term of the note.

On March 26, 2012, we closed on an equity financing (the "2012 Equity Financing") as well as a restructuring of our outstanding senior convertible indebtedness (the "2012 Debt Restructuring") resulting in complete satisfaction our senior indebtedness.

A portion of the net proceeds from the 2012 Equity Financing was used to close on the 2012 Debt Restructuring therewith. The Company paid $2,750,000 and issued 2,000,000 shares of common stock valued at $760,000 to Castlerigg in satisfaction of the $5,500,000 senior convertible note and $680,816 of accrued interest.

Investor warrants totaling 12,499,980 issued under the Subscription  Agreements contain price protection adjustments in the event we issue new common stock or common stock equivalents in certain transactions at a price less than $1.00 per share and were accounted for as embedded derivatives and valued on the transaction date using a Black Scholes pricing model. The exercise price has been reset to $0.7312 per share due to subsequent financings.

We recorded an aggregate derivative liability of $109,400 and $2,785,000 as of December 31, 2012 and 2011, respectively, related to the reset feature of the warrants issued under the Placement agency Agreement. A derivative valuation gain of $2,765,600 and $7,875,000, respectively, were recorded to reflect the change in value of the aggregate derivative liability since December 31, 2011 and December 31, 2010, respectively.  The aggregate derivative liability of $109,400 for the conversion feature of the note was calculated using the Black-Scholes pricing model with the following assumptions: (i) risk free interest rate 0.36%, (ii) expected life (in years) of 3.0; (iii) expected volatility of 85.10%; (iv) expected dividend yield of 0.00%; and (v) stock trading price of $0.08.

Operating Leases	12 Months Ended
Dec. 31, 2012
Operating Leases [Abstract]
Operating Leases
Note 7 - Operating Leases

Our executive offices are located at 7050 Union Park Avenue, Suite 600, Salt Lake City, Utah 84047.  We occupy the space at the executive offices under a 39-month lease, the term of which ends January 31, 2015.  The lease covers approximately 13,880 square feet of office space leased at a rate of $23,049 per month.  We occupy a production studio located at 6952 South 185 West, Unit C, Salt Lake City, Utah 84047, which consists of approximately 7,500 square feet on a month to month basis, at the rate of $7,000 per month plus utilities. We have no other properties.  We recognized rent expense of approximately $352,789 and $463,694, in 2012 and 2011, respectively.

We also lease copy machines on multi-year leases that expire in March 2014 at a minimum rate of $655 per month.

Future minimum payments under non-cancelable operating leases at December 31, 2012 are as follow:

2013	$284,447
2014	278,552
2015	23,049
$586,048

Liquidity and Capital Resources	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Liquidity and Capital Resources [Abstract]
Liquidity and Capital Resources
Note 8 - Liquidity and Capital Resources

At June 30, 2013, we had cash of $686,347, total current assets of $877,438, total current liabilities of $7,968,941 and total stockholders' deficit of $6,736,801.  Included in current liabilities is $1,275,275 related to the value of the embedded derivatives for our senior secured convertible notes, our unsecured convertible note, and warrants issued in connection with our 2012 Equity Financing and notes.  All of our notes mature within the next six months and must either be refinanced or otherwise retired.  We do not have the liquidity to do so nor do we have the ability to raise additional equity to retire the notes.

Cash used in operations during the six months ended June 30, 2013 was $1,052,472 compared to cash used in operations for the six months June 30, 2012 of $1,773,339. Although the net cash used in operations decreased it was primarily due to a decrease in accounts receivable of $763,461 and a decrease in accounts payable of $246,738.  The negative cash flow was sustained by cash reserves from the issuance of our senior secured convertible notes and the sales of our accounts receivable to a related party, which has been treated as debt in our financial statements.  We expect to continue to experience negative operating cash flow until we consummate the merger with AllDigital or until we secure additional customers that replace the revenue no longer realized from our former largest customer.

We initiated discussions with various of our accounts payable vendors to settle some of our accounts payable for less than face value in exchange for a payment in cash and/or issuance of common stock.  During the three months ended June 30, 2013 we entered into agreements to discount our payables by approximately $962,630 through the payment of cash and/or issuance of stock and return of equipment to a vendor.  We paid cash of $66,646, issued 2,240,852 shares of our common stock valued at $153,860 from which we recognized a $414,484 gain from the reduction of these company obligations. At June 30, 2013 our accounts payable included $76,409 which we owed to vendors as part of these settlements. Additionally, we returned equipment to a vendor for which we had been invoiced $327,640.

In April 2013 we entered into an accounts receivable purchase agreement with one of our directors under the terms of which he agreed to purchase $750,000 of our accounts receivable generated over the next succeeding three months.

The current recession and market conditions have had substantial impacts on the global and national economies and financial markets.  These factors, together with soft credit markets, have slowed business growth and generally made potential funding sources more difficult to access.  We continue to be affected by prevailing economic and market conditions, which present considerable risks and challenges to it.

Because we have not been successful in deploying our CodecSys technology with customers sufficient to achieve a breakeven and are finding it difficult to raise additional investment capital, we determined that we should seek an alternative to continuing to commercialize CodecSys by ourselves.  Accordingly we sought a merger partner that has compatible video broadcasting products and services, with which we could integrate our CodecSys encoding system.  In January 2013 we entered into a Merger Agreement with AllDigital, Inc., a Nevada corporation.  The merger is subject among other things to normal due diligence, approval of the shareholders of both companies, and the filing and effectiveness of a registration statement.  The registration statement requires year-end financial statements be included with the proxy statements furnished to the shareholders and will not be effective until at least the third quarter of 2013.  On February 8, 2013, AllDigital notified us that we were in breach of certain covenants regarding unencumbered ownership or potential claims against our technology, which gave us 30 days to cure the alleged defects before the merger agreement could be terminated.  On March 8, 2013 AllDigital notified us that sufficient progress had been made that the cure period was extended to April 8, 2013 and later to May 8, 2013 for the remainder of the alleged defects to be cured or waived.  On April 10, 2013, the parties entered into an amendment to the Merger Agreement which provides that either party may (i) terminate the Merger Agreement upon 3 days notice, with or without cause, without liability, (ii) eliminates the cure period date requirement and (iii) that the "No Shop" provision preventing us from contacting other potential purchasers or merger partners was removed.  On June 30, 2013, we entered into a second amendment to the Merger Agreement which (i) increases the percentage of our outstanding common stock AllDigital's shareholders would receive in the merger from 54% to 58%, (i) modifies a number of the closing conditions of the merger, including the working capital and net cash flow require, (iii) adds a new closing condition that we have post-merger financing commitments in place for the purchase of no less than $1.5 million, nor more than $3.5 million, of our common stock, (iv) extends the "end date" (a date upon which either party may terminate the Merger Agreement if the merger has not been consummated) from July 31, 2013 to October 31, 2013, (v) eliminates one of our existing directors from the post-closing board of directors such that the post-closing directors are expected to be Donald A. Harris, Paul Summers, David Williams and up to two additional directors mutually approved by us and AllDigital prior to the closing of the merger and (vi) changes the reverse stock split ratio from a 10 to 1 reverse stock split to a 15 to 1 reverse stock split.  On July 9, 2013, we filed a Registration Statement on Form S-4 (File No. 333-189869) with the SEC in connection with the anticipated merger.

To fund operations, we engaged our investment banker to raise funds through the issuance of convertible promissory notes.  We anticipate issuing promissory notes with a principal amount of up to $5,000,000 ("2012 Convertible Debt Offering") due and payable on or before July 13, 2013.  As of June 30, 2013, we had issued notes with an aggregate principal value of $3,475,000 as explained below.  The notes bear interest at 12% per annum and may be convertible to common stock at a $0.25 per share conversion price.  We also granted holders of the notes warrants with a five year life to acquire up to 200,000 shares of our common stock for each $100,000 of principal amount of the convertible notes.  The notes are secured by all of our assets.  On July 13, 2012, we entered into a note and warrant purchase and security agreement with individual investors and broke escrow on the initial funding under the 2012 Convertible Debt Offering, the principal amount of which was $1,900,000, which included the conversion of $900,000 of previously issued short term debt (See Bridge Loan described below) to the 2012 Convertible Debt Offering, which extinguished the Bridge Loan.  We realized $923,175 of cash in the initial closing, issued warrants to acquire 3,800,000 shares of our common stock and paid $76,825 in investment banking fees and costs of the offering.  We have continued sales of convertible debt under the 2012 Convertible Debt Offering and as of March 31, 2013 have issued additional short term debt with a principal amount of $1,575,000, from which we realized cash of $1,526,624 after payment of investment banking fees of $48,376.  We have, however, paid no investment banking fees on sales of our 2012 Convertible Debt Offering since August 2012 and do not anticipate paying additional investment banking fees for the 2012 Convertible Debt Offering. We have issued warrants to acquire a total of 6,950,000 shares of our common stock pursuant to the 2012 Convertible Debt Offering.  On August 6, 2013, we and the requisite parties executed an amendment of the notes issued pursuant to the 2012 Convertible Debt Offering whereby, effective as of July 13, 2013, the maturity date of the notes was extended to October 31, 2013.

Our monthly operating expenses, since our expense reductions including that for CodecSys technology research and development expenses, no longer exceeds our monthly net sales.  However, at the end of May when our largest contract expires our revenues will be significantly reduced to the point where if we do not locate new customers our ability to continue without additional adjustments and expense reductions will be negatively impacted.             The foregoing estimates, expectations and forward-looking statements are subject to change as we make strategic operating decisions from time to time and as our expenses and sales fluctuate from period to period.

The amount of our operating deficit could decrease or increase significantly depending on strategic and other operating decisions, thereby affecting our need for additional capital. We expect that our operating expenses will continue to outpace our net sales until we are able to generate additional revenue.  Our business model contemplates that sources of additional revenue include (i) sales from private communication network services, (ii) sales resulting from new customer contracts, and (iii) sales, licensing fees and/or royalties related to commercial applications of CodecSys technology, and (iv) operational efficiencies to be obtained through the merger will AllDigital.

Our long-term liquidity is dependent upon execution of our business model and the realization of additional revenue and working capital as described above, and upon capital needed for continued commercialization and development of the CodecSys technology.  Commercialization and future applications of the CodecSys technology are expected to require additional capital for the foreseeable future.  The amount required will be determined based on specific opportunities and available funding.

To date, we have met our working capital needs primarily through funds received from sales of common stock and from convertible debt financings.  Until our operations become profitable, we will continue to rely on proceeds received from external funding.  We expect additional investment capital may come from (i) the exercise of outstanding warrants to purchase capital stock currently held by existing warrant holders; (ii) additional private placements of common stock with existing and new investors; and (iii) the private placement of other securities with institutional investors similar to those institutions that have provided funding in the past.

Note 15 - Liquidity

Broadcast experienced negative cash flow used in operations during the year of $3,362,785 compared to negative cash flow used in operations for the year ended December 31, 2011 of $5,164,437. Our current monthly excess of cash expenses over income is approximately $300,000 per month. During  2012 the decreased in negative cash flow was realized primarily through a reduction in the number of employees by approximately 40%, with more reductions scheduled, as well as additional  expense reduction actions including reducing sales and general and administrative expenses.  In addition, we have commenced an initiative designed to satisfy accounts payable through the issuance of common stock, which will further decrease our need for cash.  We have to date received verbal and/or written commitments to accept partial payments and/or stock in full satisfaction of at least $600,000 of current payables and indebtedness.

The negative cash flow was met by cash reserves from the completion of the 2012 Equity Financing and the issuance of the 2012 Convertible Debt in the total amount of $3,050,000, which included $900,000 of Bridge Loan indebtedness that was converted to the 2012 Convertible Debt. In addition, we received $400,000 in January, 2013. We have commitments from current debt holders to fund up to an additional $1.550 million of our 2012 Convertible debt to offset future negative cash flow.  We expect to continue to experience negative operating cash flow as long as we continue our current expenditures related primarily to bringing CodecSys products to market, continue our development of CodecSys or until we begin to receive licensing revenue from sales of CodecSys proprietary software or increase sales in our network division by adding new customers.  We are actively pursuing potential customers to replace lost revenues when the BofA contract expires.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
Note 8 - Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax liabilities consist of the following components as of December 31, 2011 and 2012:

	2011	2012
Deferred tax assets
NOL carry-forward	$23,862,500	$25,881,900
General business credit carry-forwards	1,147,000	1,158,900
Deferred compensation	83,500	78,500
Allowance for doubtful accounts	21,000	31,600
Deferred tax liabilities
Depreciation	(173,000)	61,700

Valuation allowance	(24,941,000)	(27,212,600)
Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2010 and 2011 due to the following:

	2011	2012

Federal income tax (expense) benefit at statutory rates	$1,902,500	$1,831,600
State income tax (expense) benefit at statutory rates	280,000	269,300
Change in valuation allowance	(2,182,500)	(2,100,900)
	$-	$-

At December 31, 2012, the Company had net operating loss carry-forwards of approximately $66,364,000 that may be offset against future taxable income from the year 2013 through 2032.  No tax benefit has been reported in the December 31, 2011 and 2012 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry-forwards for Federal income tax reporting purposes are subject to annual limitations.  Should a change in ownership occur, net operating loss carry-forwards may be limited as to use in future years.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements
Note 9 - Fair Value Measurements

The Company has certain financial instruments that are measured at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier fair value hierarchy has been established which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;
•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at June 30, 2013:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets
None	$--	$--	$--	$--
Total assets measured at fair value	$--	$--	$--	$--

Liabilities
Derivative valuation (1)	$1,275,275	$--	$--	$1,275,275
Total liabilities measured at fair value	$1,275,275	$--	$--	$1,275,275

(1) See Notes 6 & 7 for additional discussion.

The table below presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at June 30, 2013.  We classify financial instruments in Level 3 of the fair value hierarchy when there is reliance on at least one significant unobservable input to the valuation model.

Derivative
Valuation
Liability
Balance at December 31, 2012	$(1,191,269)
Total gains or losses (realized and unrealized)
Included in net loss	(25,606)
Valuation adjustment	--
Purchases, issuances, and settlements, net	(58,400)
Transfers to Level 3	--
Balance at June 30, 2013	$(1,275,275)

Fair Value of Other Financial Instruments

The carrying amounts of our accounts receivable, accounts payable and accrued liabilities approximate their fair values due to their immediate or short-term maturities.  The aggregate carrying amount of the notes payable approximates fair value as the individual notes bear interest at market interest rates and there has not been a significant change in our operations and risk profile.

Note 12 - Fair Value Measurements

We adopted ASC Topic 820 as of January 1, 2008 for financial instruments measured at fair value on a recurring basis.  ASC Topic 820 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States and expands disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC Topic 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at December 31, 2012:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets
None	--	--	--	--
Total assets measured at fair value	$--	$--	$--	$--

Liabilities
Derivative valuation (1)	$1,191,269	$--	$--	$1,191,269
Total liabilities measured at fair value	$1,191,269	$--	$--	$1,191,269

(1)	See Notes 4 & 5 for additional discussion.

The table below presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.  We classify financial instruments in Level 3 of the fair value hierarchy when there is reliance on at least one significant unobservable input to the valuation model.

Derivative
Valuation
Liability
Balance at December 31, 2011	$(3,760,200)
Total gains or losses (realized and unrealized)
Included in net income	8,829,748
Valuation adjustment	--
Purchases, issuances, and settlements, net	(6,260,817)
Transfers to Level 3	--
Balance at December 31, 2012	$(1,191,269)

Money Market Funds and Treasury Securities

The money market funds and treasury cash reserve securities balances are classified as cash and cash equivalents on our consolidated balance sheet.

Fair Value of Other Financial Instruments

The carrying amounts of our accounts receivable, accounts payable and accrued liabilities approximate their fair values due to their immediate or short-term maturities.  The aggregate carrying amount of the notes payable approximates fair value as the individual notes bear interest at market interest rates and there hasn't been a significant change in our operations and risk profile.

Preferred and Common Stock	12 Months Ended
Dec. 31, 2012
Preferred and Common Stock [Abstract]
Preferred and Common Stock
Note 9 - Preferred and Common Stock

We have authorized two classes of stock, 20,000,000 shares of preferred stock with no par value and 180,000,000 shares of common stock with a $0.05 par value. No preferred stock has been issued, while 107,473,820 shares of common stock were issued and outstanding at December 31, 2012. Holders of shares of common stock are entitled to receive dividends if and when declared and are entitled to one vote for each share on all matters submitted to a vote of the shareholders.

During the year ended December 31, 2012, we issued 31,498,164 shares of our common stock as follows: (i) 24,816,000  related to our 2012 Equity Financing and Debt Restructuring, (ii) 5,600,000 for debt conversions and (iii) 1,082,164 for services rendered by consultants.

During the year ended December 31, 2011, we issued 1,897,503 shares of our common stock as follows: (i) 1,307,153  for debt to equity conversions, (ii) 372,272 for warrant exercises, (iii) 135,369 for interest instead of cash, (iv) 55,098 for employee option exercises and (v) 27,611 shares for conversion of IDI share equivalents.

Equipment Financing	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equipment Financing [Abstract]
Equipment Financing
Note 10 - Equipment Financing

On August 27, 2009, we completed an equipment lease financing transaction with a financial institution.  Pursuant to the financing, we entered into various material agreements with the financial institution. These agreements are identified and summarized below.

We entered into a Master Lease Agreement dated as of July 28, 2009 with the financial institution pursuant to which we sold to the financing institution certain telecommunications equipment to be installed at 1,981 (subsequent additional locations have increased the customer's network to an aggregate of approximately 2,100 locations) of our customer's retail locations in exchange for a one-time payment of $4,100,670 by the financial institution. We paid to the financial institution 36 monthly lease payments of approximately $144,000 plus applicable sales taxes. We had the right to terminate the lease after making 33 payments for a termination fee of the higher of approximately 10% of the original equipment value (approximately $410,000) or the then "in-place fair market value" after which payment we would own all of the equipment. We gave timely notice of exercise of this option. We are currently a party to a lawsuit to determine if the "in-place fair market value" exceeds the 10% of the original lease value and by what amount.  We contend that the three payments made subsequent to the notice exercising our right to purchase constitute full payment for the equipment. The equipment broker contends that we owe an additional amount.  Our accounting records reflect that the capital lease has been retired and the equipment has been fully depreciated.

During the year ended December 31, 2012 we included in our lease payments approximately $422,100 toward the in place fair market value. Additionally during the year ended December 31, 2012 and the five months ended May 31, 2013 we made payments of $140,700 and $284,400, respectively, into an escrow account held by the court pending resolution of our dispute.

On June 13, 2013 this matter was settled resulting in a $370,000 payment to the plaintiff which had previously been deposited in escrow with the Court.  For the three and six months ended June 30, 2013 we recorded this expense as part of our cost of sales as it was related to the equipment used by one of our customers.

During the three and six months ended June 30, 2012, we made lease payments totaling approximately $422,096 and $844,191 of which $402,614 and $791,195 was applied toward the outstanding lease with $19,482 and $52,996, respectively, included in interest expense. Additionally, we recognized amortization of the lease acquisition fee of $12,567 and $25,134 which was included in interest expense for the three and six months ended June 30, 2012, respectively.

Note 11 - Equipment Financing

On August 27, 2009, we completed an equipment lease financing transaction with a financial institution.  Pursuant to the financing, we entered into various material agreements with the financial institution. These agreements are identified and summarized below.

We entered into a Master Lease Agreement dated as of July 28, 2009 with the financial institution pursuant to which we sold to the financing institution certain telecommunications equipment to be installed at 1,981 (subsequent additional locations have increased the customer's network to an aggregate of approximately 2,100 locations) of our customer's retail locations in exchange for a one-time payment of $4,100,670 by the financial institution. We paid to the financial institution 36 monthly lease payments of approximately $144,000 plus applicable sales taxes. We had the right to terminate the lease after making 33 payments for a termination fee of the higher of approximately 10% of the original equipment value (approximately $410,000) or the then "in-place fair market value" after which payment we would own all of the equipment. We gave timely notice of exercise of this option. We are currently a party to a lawsuit to determine if the "in-place fair market value" exceeds the 10% of the original lease value and by what amount.  We contend that the three payments made subsequent to the notice exercising our right to purchase constitute full payment for the equipment. The equipment broker contends that we owe an additional amount.  Our accounting records reflect that the capital lease has been retired and the equipment has been fully depreciated.

We also entered into a security agreement with the financial institution pursuant to which we granted a first priority security interest in the equipment, whether now owned or hereafter acquired, and in our customer service agreement and service payments thereunder during the term of the equipment lease.

During 2012 we had made lease payments totaling approximately $1,125,588 of which $1,067,649 was applied toward the outstanding lease and $57,939 was included in interest expense. Included in the $1,125,588 is approximately $422,100 paid toward the in place fair market value. Additionally during the year ended December 31, 2012 we made payments of $140,700 into an escrow account held by the court pending resolution of our dispute. For the year ending December 31, 2012, we expensed the final $33,512 of our lease acquisition fee of $150,792 which was being recognized over the life of the lease included in interest expense.

During 2011 we had made lease payments totaling approximately $1,688,382 of which $1,423,528 was applied toward the outstanding lease and $264,854 was included in interest expense. Additionally, we expensed $50,268 of our lease acquisition fee of $150,792 which is being recognized over the life of the lease included in interest expense for the year ended December 31, 2011.

Interact Devices Inc. (IDI)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Interact Devices Inc. (IDI) [Abstract]
Interact Devices Inc. (IDI)
Note 11 - Interact Devices Inc. (IDI)

We began investing in and advancing monies to IDI in 2001.  IDI was developing technology which became an initial part of the CodecSys technology.

On October 23, 2003, IDI filed for Chapter 11 Federal Bankruptcy protection. We desired that the underlying patent process proceed and that the development of CodecSys technology continue. Therefore, we participated in IDI's plan of reorganization, whereby we would satisfy the debts of the creditors and obtained certain licensing rights.  On May 18, 2004, the debtor-in-possession's plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, we issued to the creditors of IDI shares of our common stock and cash in exchange for approximately 50,127,218 shares of the common stock of IDI. Since May 18, 2004, we have acquired additional common share equivalents IDI.  As of June 30, 2013, we owned approximately 55,897,169 IDI common share equivalents, representing approximately 94% of the total outstanding IDI share equivalents

Since May 18, 2004, we have advanced additional cash to IDI for the payment of operating expenses, which continues development and marketing of the CodecSys technology. As of June 30, 2013 we have advanced an aggregate amount of $3,393,149, pursuant to a promissory note that is secured by assets and technology of IDI.

Note 6 - Investment in Interact Devices, Inc (IDI)

We began investing in and advancing monies to IDI in 2001.  IDI was developing technology which became an initial part of the CodecSys technology.

On October 23, 2003, IDI filed for Chapter 11 Federal Bankruptcy protection. We desired that the underlying patent process proceed and that the development of CodecSys technology continue. Therefore, we participated in IDI's plan of reorganization, whereby we would satisfy the debts of the creditors and obtained certain licensing rights.  On May 18, 2004, the debtor-in-possession's plan of reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation, we issued to the creditors of IDI shares of our common stock and cash in exchange for approximately 50,127,218 shares of the common stock of IDI. Since May 18, 2004, we have acquired additional common share equivalents IDI. During the year ended December 31, 2012 we did not acquire any IDI share equivalents. During the year ended December 31, 2011 we acquired 414,172 IDI common share equivalents in exchange for 27,611 shares of our common stock valued at $10,760. As of December 31, 2012, we owned approximately 55,897,169 IDI common share equivalents, representing approximately 94% of the total outstanding IDI share equivalents

Since May 18, 2004, we have advanced additional cash to IDI for the payment of operating expenses, which continues development and marketing of the CodecSys technology. As of December 31, 2012 and 2011, we have advanced an aggregate amount of $3,347,255 and $3,126,772 respectively, pursuant to a promissory note that is secured by assets and technology of IDI.

Employment Amendment and Settlement Agreements	6 Months Ended
Jun. 30, 2013
Employment Amendment and Settlement Agreements [Abstract]
Employment Amendment and Settlement Agreements
Note 12 - Employment Amendment and Settlement Agreements

Pursuant to the January 6, 2013 Amendment and Settlement Agreement with each of Mr. Tiede, Mr. Solomon, and a Senior Vice President their respective employment agreements were modified and we agreed to issue each individual 529,100 shares of common stock if they were terminated by us at any time following January 6, 2013.  All other termination benefits and severance were terminated as of January 6, 2013. We had an obligation as of March 6, 2013 to issue to each of them 529,100 shares of common stock.  As of June 30, 2013 these shares had not been issued, however an aggregate of $60,481 has been accrued representing the value of the benefits which will be exchanged for the shares.

Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2013
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
Note 13 - Recent Accounting Pronouncements

In March 2013, the FASB issued ASU 2013-05, Foreign Currency Matters (Topic 830) - Parents Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity. This Update indicates that when the reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity, the parent is required to release any related cumulative translation adjustment into net income. This should be done if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. Partial sale guidance for an equity method investment that is a foreign entity still applies resulting in a pro rata portion of the cumulative translation adjustment being released to net income upon a partial sale of the equity method investment. This Update is effective prospectively for fiscal years beginning after December 15, 2013 for public companies and after December 15, 2014 for non-public companies. The Company doesn't expect this Update to significantly impact its financials since it does not have any foreign entities. However, the guidance will be applied if it does occur.

In February 2013, the FASB issued ASU 2013-04, Liabilities (Topic 405) - Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date. The Update requires a company to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date as the sum of the following: 1) The amount the entity agreed to pay on the basis of its arrangement among its co-obligors and 2) Any additional amount the entity expects to pay on behalf of its co-obligors. This Update is effective retrospectively for fiscal years beginning after December 15, 2013 for public companies and after December 15, 2014 for non-public companies. The Company doesn't expect this Update to impact its financials since it does not have any obligations from joint and several liability arrangements.

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220) - Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The main purpose of this Update is to improve the reporting of reclassifications out of accumulated other comprehensive income. The Update requires that the effect of significant reclassifications out of accumulated other comprehensive income be reported on the respective line items in net income if the amount being reclassified in its entirety to net income. For those items not reclassified in its entirety to net income, a cross-reference to other disclosures providing information about those amounts.  Furthermore, information about amounts reclassified out of accumulated other comprehensive income must be shown by component. This Update is effective prospectively for reporting periods beginning after December 15, 2012 for public companies and after December 15, 2013 for non-public companies. The Company doesn't expect this Update to impact its financials since it does not have any comprehensive income items.  However, if any are noted in the future, the appropriate disclosures will be incorporated.
.
In January 2013, the FASB issued ASU 2013-01, Balance Sheet (Topic 210) - Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The main purpose of this Update is to clarify that the disclosures regarding offsetting assets and liabilities per ASU 2011-11 apply to derivatives including embedded derivatives, repurchase agreements and reverse repurchase agreements and securities borrowing and lending transactions that are offset or subject to a master netting agreement. Other types of transactions are not impacted. This Update is effective for fiscal years beginning on or after January 1, 2013 and for all interim periods within that fiscal year. The Company doesn't expect this Update to impact the Company's financials since it does not have instruments noted in the Update that are offset.

Retirement Plan	12 Months Ended
Dec. 31, 2012
Retirement Plan [Abstract]
Retirement Plan
Note 13 - Retirement Plan

We have implemented a 401(k) employee retirement plan. Under the terms of the plan, participants may elect to contribute a portion of their compensation, generally up to 60%, to the plan, subject to IRS Code Section 415 limitations. We match contributions up to 100% of the first 3% of a participant's compensation contributed to the plan and 50% of the next 2%. Employees are eligible to participate in the plan after three months of service as defined by the plan. For the years ended December 31, 2012 and 2011, we made matching contributions totaling $99,761 and $90,453, respectively.

Supplemental Cash Flow Information	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
Note 14 - Supplemental Cash Flow Information

2013
For the six months ended June 30, 2013 we issued 458,553 shares of our common stock to one former member of our board of directors for services rendered of which (i) 258,553 was for the settlement of previously awarded restricted stock units and (ii) 200,000 valued at $15,000 for unpaid services rendered in 2012, which had been expensed and included in our accounts payable at December 31, 2012.

For the six months ended June 30, 2013 we issued an aggregate of 60,000 shares of our common stock valued at $4,200 to six individuals for services rendered.

For the six months ended June 30, 2013 we awarded 686,667 restricted stock units issued valued at $51,500 to four members of our board of directors for services rendered in 2012. The value of these awards had been expensed and included in our Accounts Payable at December 31, 2012.

For the six months ended June 30, 2013 we recorded a $136,621 loss on disposal of assets of which (i) $40,824 was for the abandonment of lease hold improvements related to our move from our 7050 Union Park location, (ii) $25,685 related to the retirement of furniture & fixtures, (iii) $70,112 related to equipment sold or no longer in use. Additionally, we received cash proceeds net of costs from these sales of $75,423.

For the six months ended June 30, 2013 we recorded a $414,474 gain on extinguishment of debt resulting from the issuance of 2,240,852 shares of our common stock valued at $153,860 and the payment of $137,865 in cash, of which $66,646 had been paid at June 30, 2013, to 19 of our accounts payable vendors.

For the six months ended June 30, 2013 an aggregate non-cash expense of $527,162 was recorded for the accretion of notes payable as follows: (i) $166,668 for our unsecured convertible note and (ii) $360,494 for our 2012 secured convertible notes.

For the six months ended June 30, 2013, we recognized $151,047 in depreciation and amortization expense from the following: (i) $1,167 related to cost of sales for equipment used directly by or for customers, (ii) $144,805 related to other property and equipment, and (iii) $5,075 for patent amortization.

2012

During the six months ended June 30, 2012, we issued 250,000 shares of our common stock valued at $137,500 to one consultant in consideration for cancellation of a warrant issued for consulting services rendered.

For the six months ended June 30, 2012 an aggregate non-cash expense of $265,636 was recorded for the accretion of notes payable as follows: (i) $166,668 for the unsecured convertible note and (ii) $98,968 for the Bridge Loan.

For the six months ended June 30, 2012, we recognized $723,194 in depreciation and amortization expense from the following: (i) $396,520 related to cost of sales for equipment used directly by or for customers, (ii) $321,599 related to other property and equipment, and (iii) $5,075 for patent amortization.

Note 16 - Supplemental Cash Flow Information

2012

•
During the year ended December 31, 2012 we issued 586,164 shares our common stock, valued at $222,742 to a placement agency for services rendered related to our 2012 Equity Financing and Debt Restructuring agreement

•
During the year ended December 31, 2012, we issued 496,000 shares of our common stock valued at $177,313 to two consultants and one corporation of which (i) 250,000 shares was in consideration for cancellation of a warrant issued for consulting services rendered and (ii) 246,000 was for consulting services rendered.

•
During the year ended December 31, 2012, we recognized $1,024,754 in depreciation and amortization expense from the following: (i) $466,606 related to cost of sales for equipment used directly by or for customers, (ii) $547,997 related to equipment other property and equipment, and (iii) $10,151 for patent amortization.

•
For the year ended December 31, 2012, an aggregate non-cash expense of $941,225 was recorded for the accretion of our convertible notes of which (i) $501,166 was for the accretion of our 2012 Secured Convertible Note (ii) $333,336 was related to our unsecured convertible note and (iii) $106,723 was for our bridge loan.

2011

•
During the year ended December 31, 2011, we granted options to acquire up to 600,000 shares of our common stock valued at $389,000 to two consultants in consideration of consulting services to be rendered by the consultants over a one-year period pursuant to a written consulting agreement. For the year ended December 31, 2011, the value of options is being recognized over the contract period and $364,000 was included in stock based compensation.

•	During the year ended December 31, 2011 we issued 135,369 shares our common stock to an individual for interest owed on a debt obligation, valued at $81,221 which was accrued at December 31, 2010.

•
During the year ended December 31, 2011 we acquired 414,172 IDI common share equivalents in exchange for 27,611 shares of our common stock valued at $10,760 which was expensed to research and development.

•
During the year ended December 31, 2011, we recognized $1,483,868 in depreciation and amortization expense from the following: (i) $798,677 related to cost of sales for equipment used directly by or for customers, (ii) $675,040 related to equipment other property and equipment, and (iii) $10,151 for patent amortization.

•
For the year ended December 31, 2011, an aggregate non-cash expense of $340,377 was recorded for the accretion of our convertible notes of which (i) $333,336 was related to our unsecured convertible note and (ii) $7,041 was for our bridge loan.

•
On March 21, 2011, the Company, converted $784,292 of its short-term debt into equity through the issuance of common stock and warrants to two lenders at the same unit pricing as the Equity Financing. In consideration of converting the short- term loans on the basis of $1.20 for two shares of common stock plus one warrant at an exercise price of $1.00, the Company issued 1,307,153 shares of common stock and warrants to acquire up to 653,576 shares of common stock, which warrants have a five year term and are exercisable at $1.00 per share. The $784,292 above is net of expense and includes $109,292 of interest of which $89,658 was accrued in the year ended December 31, 2010 and $19,634 which was included as interest expense for the year ended December 31, 2011. The Company's objective for converting the short-term debt into equity is to conserve cash for further market development.

•
In March 2011, we granted to the holder of our senior unsecured convertible note a warrant to acquire 400,000 shares of our common stock at an exercise price of $.05 per share in consideration of a waiver of the holder's reset provision that allowed us to convert certain short terms loans to equity without causing an adjustment in the conversion price of our senior note.  The warrants had a 5-year life from the date of grant, contained full-ratchet anti-dilution price protection provisions and were valued at $404,000 using a Black Scholes pricing model on the date of grant. During the year ended December 31, 2011, the warrant holder exercised these warrants using a cashless provision resulting in the company issuing 372,272 shares of our common stock

We paid no cash for income taxes during the years ended December 31 2012 and 2011.

Legal Proceedings	12 Months Ended
Dec. 31, 2012
Legal Proceedings [Abstract]
Legal Proceedings
Note 14 - Legal Proceedings

We have pending legal matters.  We have a judgment rendered against us in a lawsuit, the total amount in dispute in which is approximately $130,000.

On July 27, 2012, CTC Resources Inc. dba U.S. Media Capital ("CTC") filed a lawsuit in the Third Judicial District Court in and for Salt Lake City, State of Utah against ACC Capital Corporation ("ACC"), Loni L. Lowder and the Company (the "CTCD Lawsuit") asserting claims for relief for breach of contract against ACC, breach of fiduciary duty and fraud against ACC and Mr. Lowder and civil conspiracy against ACC, Mr. Lowder and the Company, and seeking injunctive relief and constructive trust as to all defendants as well as money damages.  On October 9, 2012, we filed our answer as well as a cross claim against ACC seeking declaratory relief as to the price to be paid by us for the leased equipment and specific performance against ACC.  On January 7, 2013 in a hearing relative to a temporary injunction previously granted by the Court, the Court took testimony and heard arguments from the parties on the matter and the Court and the parties agreed that a trial would be unnecessary.  Both parties submitted briefs regarding the law and summarizing the testimony elicited at the hearing.  The Court's judgment rendered on February 25, 2013 vacated the parties' joint appraisal and required that the parties jointly secure another appraisal for the equipment, the results of which will be binding on the parties.  We have paid $424,500 toward the purchase price of the equipment, which we believe satisfies our payment obligation, but pursuant to a restraining order we sought to prevent the lessor from contacting our customer as of March 26, 2013 we have escrowed an aggregate of $425,100 with the Court and have a current obligation to continue making monthly escrow payments in the amount of $141,700 pending a decision in the matter.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 15 - Subsequent Events

  On August 6, 2013, we and the requisite parties executed an amendment of the notes issued pursuant to the 2012 Convertible Debt Offering whereby, effective as of July 13, 2013, the maturity date of the notes was extended to October 31, 2013.

On August 8, 2013, we entered into a consent to convert accounts receivable agreement with one of our directors whereby he agreed to accept a convertible promissory note in a principal amount of $750,000 in full satisfaction of our obligations to him under an accounts receivable purchase agreement between us and him.  The note bears interest of 12% per annum, is due October 31, 2013 and is convertible into shares of our common stock at a rate of $0.25 per share at the option of the holder.

We evaluated subsequent events pursuant to ASC Topic 855 and have determined that there are no additional events that need to be reported.

Note 17 - Subsequent Events

           During January 2013, we sold additional convertible promissory notes in the principal amount of $425,000 on our 2012 Convertible Note offering due on July 13, 2013.  The notes are convertible at $.25 per share and are secured by all of our assets.  In addition, we issued warrants to acquire up to 850,000 shares of our common stock to the holders of the notes.  The warrants have a five year life and are exercisable at $.25 per share.

In March 2013 we issued 258,553 shares of common stock to a former director in settlement of his Restricted Stock Units.  In addition, we issued to him 200,000 shares of common stock in satisfaction of unpaid director's fees of $15,000.

In March 2013 we granted Restricted Stock Units to four of our directors in satisfaction of unpaid director's fees of $51,500.  The Restricted Stock Units may be settled by the issuance of 686,667 shares of our common stock at the time the directors retire from the board.

On January 7, 2013 we entered into a Merger Agreement with AllDigital, Inc., a Nevada corporation.  The merger is subject among other things to normal due diligence, approval of the shareholders of both companies, and the filing and effectiveness of a registration statement.  The registration statement requires year-end financial statements be included with the proxy statements furnished to the shareholders and will not be effective until at least the second quarter of 2013.  On February 8, 2013, All Digital notified us that we were in breach of certain covenants regarding unencumbered ownership or potential claims against our technology and intellectual property, which gave us 30 days to cure the alleged defects before the merger agreement could be terminated.  On March 8, 2013 All Digital notified us that sufficient progress had been made that the cure period was extended to April 8, 2013 for the remainder of the alleged defects to be cured or waived

Pursuant to the January 6, 2013 Amendment and Settlement Agreement with each of Mr. Tiede and Mr. Solomon, their respective employment agreements were modified and we agreed to issue each of Mr. Tiede and Mr. Solomon 529,100 shares of common stock if they were terminated by us at any time following January 6, 2013.  All other termination benefits and severance benefits for Mr. Tiede and Mr. Solomon, were terminated as of January 6, 2013. We had an obligation as of March 6, 2013 to issue to each of them 529,100 shares of common stock.

Significant Accounting Policies (Policy)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Significant Accounting Policies [Abstract]
Management Estimates
Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less, to be cash equivalents. At June 30, 2013 and December 31, 2012, we had bank balances of $321,023 and $38,847, respectively, in excess of amounts insured by the Federal Deposit Insurance Corporation.  We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Current financial market conditions have had the effect of restricting liquidity of cash management investments and have increased the risk of even the most liquid investments and the viability of some financial institutions.  We do not believe, however, that these conditions will materially affect our business or our ability to meet our obligations or pursue our business plans.

Cash and Cash Equivalents

We consider all cash on hand and in banks, and highly liquid investments with maturities of three months or less, to be cash equivalents. At December 31, 2012 and 2011, we had bank balances of $38,847 and $909,182, respectively in excess of amounts insured by the Federal Deposit Insurance Corporation. In addition we have restricted cash of $140,700, which represents a deposit to the Utah District Court, which is held pending the outcome of our litigation with our equipment lessor.  We have not experienced any losses in such accounts, and believe we are not exposed to any significant credit risk on cash and cash equivalents.

Current financial market conditions have had the effect of restricting liquidity of cash management investments and have increased the risk of even the most liquid investments and the viability of some financial institutions.  We do not believe, however, that these conditions will materially affect our business or our ability to meet our obligations or pursue our business plans.

Accounts Receivable
Accounts Receivable

Trade accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when collected.

Included in our $93,379 and $821,608 net accounts receivable for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively, were (i) $132,973 and $856,462 for billed trade receivables, respectively; (ii) $(3,113) and $44,478 of unbilled trade receivables less invoiced unearned revenue (iii) $1,479 and $1,808 for employee travel advances and other receivables, respectively; less (iv) ($37,960) and ($81,140) for allowance for uncollectible accounts, respectively.

The service contract with our largest customer expired May 31, 2013. The revenues from this customer accounted for 87% of our revenues for the six months ended June 30, 2013.

Account Receivables

Trade account receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. After the receivable becomes past due, it is on non-accrual status and accrual of interest is suspended.

Inventories	Inventories Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.	Inventories Inventories consisting of electrical and computer parts are stated at the lower of cost or market determined using the first-in, first-out method.
Property and Equipment
Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the property, generally from three to five years.  Repairs and maintenance costs are expensed as incurred except when such repairs significantly add to the useful life or productive capacity of the asset, in which case the repairs are capitalized.

Patents and Intangibles
Patents and Intangibles

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of March 31, 2013, the United States Patent and Trademark Office had approved four patents.  Additionally, eleven foreign countries had approved patent rights.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to companies with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward.

Amortization expense recognized on all patents totaled $2,538 and $5,075 for both the three and six months ended June 30, 2013 and 2012, respectively. Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	$10,121
2015	$10,121
2016	$10,121
2017	$10,121

Patents and Intangibles

Patents represent initial legal costs incurred to apply for United States and international patents on the CodecSys technology, and are amortized on a straight-line basis over their useful life of approximately 20 years.  We have filed several patents in the United States and foreign countries. As of December 31, 2012, the United States Patent and Trademark Office had approved four patents.  Additionally, eleven foreign countries had approved patent rights.  While we are unsure whether we can develop the technology in order to obtain the full benefits, the patents themselves hold value and could be sold to companies with more resources to complete the development. On-going legal expenses incurred for patent follow-up have been expensed from July 2005 forward. For the year ended December 31, 2011 we recorded a $26,180 valuation impairment related to two patent applications for areas outside the United States.

Amortization expense recognized on all patents totaled $10,151 for each of the years ended December 31, 2012 and 2011, respectively.

Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	10,121
2015	10,121
2016	10,121
2017	10,121

Long-Lived Assets
Long-Lived Assets

We review our long-lived assets, including patents, annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations. For the six months ended June 30, 2013 we recorded a $136,621 loss on disposal of assets of which (i) $40,824 was for the abandonment of lease hold improvements related to our move from our 7050 Union Park location, (ii) $25,685 related to the retirement of furniture & fixtures, (iii) $70,112 related to equipment sold or no longer in use.

Long-Lived Assets

We review our long-lived assets, including patents, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future un-discounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, then the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets.  Fair value is determined by using cash flow analyses and other market valuations. After our review at December 31, 2012 it was determined that no adjustment was required.

Stock-based Compensation
Stock-based Compensation

In accordance with ASC Topic 718, stock-based compensation cost is estimated at the grant date, based on the estimated fair value of the awards, and recognized as expense ratably over the requisite service period of the award for awards expected to vest.

Income Taxes
Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by ASC Topic 740.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Income Taxes

We account for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by ASC Topic 740.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Revenue Recognition
Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer to provide installation, network management, satellite transponder and help desk, or combination of these services, we recognize this revenue as services are performed and as equipment is sold. These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

In instances where we have entered into license agreements with a third parties to use our technology within their product offering, we recognize any base or prepaid revenues over the term of the agreement and any per occurrence or periodic usage revenues in the period they are earned.

Revenue Recognition

We recognize revenue when evidence exists that there is an arrangement between us and our customers, delivery of equipment sold or service has occurred, the selling price to our customers is fixed and determinable with required documentation, and collectability is reasonably assured. We recognize as deferred revenue, payments made in advance by customers for services not yet provided.

When we enter into a multi-year contract with a customer to provide installation, network management, and satellite transponder and help desk, or combination of these services, we recognize this revenue as services are performed and as equipment is sold.  These agreements typically provide for additional fees, as needed, to be charged if on-site visits are required by the customer in order to ensure that each customer location is able to receive network communication. As these on-site visits are performed the associated revenue and cost are recognized in the period the work is completed. If we install, for an additional fee, new or replacement equipment to an immaterial number of new customer locations, and the equipment immediately becomes the property of the customer, the associated revenue and cost are recorded in the period in which the work is completed.

In instances where we have entered into license agreements with a third parties to use our technology within their product offering, we recognize any base or prepaid revenues over the term of the agreement and any per occurrence or periodic usage revenues in the period they are earned.

Research and Development
Research and Development

Research and development costs are expensed when incurred.  We expensed $168,939 and $394,313 of research and development costs for the three and six months ended June 30, 2013, respectively.  We expensed $464,847 and $1,021,414 of research and development costs for the three and six months ended June 30, 2012, respectively.

Research and Development

Research and development costs are expensed when incurred.  We expensed $1,754,163 and $2,410,249 of research and development costs for the years ended December 31, 2012 and 2011, respectively.

Concentration of Credit Risk
Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management's expectations.

For the six months ended June 30, 2013 and 2012, we had the same customer that individually constituted 87% and 86%, respectively of our total revenues.

The service contract with our largest customer expired May 31, 2013. The revenues from this customer accounted for 87% of our revenues for the six months ended June 30, 2013.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentration of credit risk, consist primarily of trade accounts receivable. In the normal course of business, we provide credit terms to our customers. Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses which, when realized, have been within the range of management's expectations.

For the years ended December 31, 2012 and 2011, we had the same customer that individually constituted 85% and 89%, of our total revenues, respectively.  Although the initial contract for this customer has expired, we received a contract extension through May 31, 2013 to continue to provide services. Unless we can replace that customer with another similarly large customer or customers, revenues will decline substantially, which will harm our business.

Weighted Average Shares
Weighted Average Shares

Basic earnings per common share is computed by dividing net income or loss applicable to common shareholders by the weighted average number of shares outstanding during each period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year, plus the dilutive common stock equivalents that would rise from the exercise of stock options, warrants and restricted stock units outstanding during the period, using the treasury stock method and the average market price per share during the period, plus the effect of assuming conversion of the convertible debt. The computation of diluted earnings per share does not assume conversion or exercise of securities that would have an anti-dilutive effect on earnings.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2011 and 2012:

	For the Year Ended 2011	For the year Ended 2012
Numerator
Net income	$1,304,446	$1,602,824
Denominator
Basic weighted average shares outstanding	75,416,916	100,978,223
Effect of dilutive securities:
Stock options and warrants	131,250	2,510,488
Restricted stock units	2,550,000	3,225,133
Diluted weighted average shares outstanding	78,098,166	106,533,844

Net income per common share
Basic	$0.02	$0.02
Diluted	$0.02	$0.02

Potentially dilutive securities representing 18,568,963 shares of common stock were excluded from the computation of diluted earnings per common share for the year ended December 31, 2012, because their effect would have been anti-dilutive.

Potentially dilutive securities representing 24,597,134 shares of common stock were excluded from the computation of diluted earnings per common share for the year ended December 31, 2011, because their effect would have been anti-dilutive.

Advertising Expenses
Advertising Expenses

We follow the policy of charging the costs of advertising to expense as incurred.  Advertising expense for the years ended December 31, 2012 and 2011 were $35,168 and $68,703, respectively.

Off-Balance Sheet Arrangements		Off-Balance Sheet Arrangements We have no off-balance sheet arrangements.
Recently Accounting Pronouncements
Recent Accounting Pronouncements

In August 2012, the FASB issued ASU No 2012-03, Technical Amendments and Corrections to SEC Sections. This Update makes changes to several of the SEC guidance literature sections within the Codification.  The main focus is to update the SEC guidance as per SAB 114 to reference the codification sections rather than the old standards prior to the codification.  The changes were mainly references and were not intended to change guidance. The amendments in this Update are effective immediately.  This guidance didn't have a significant impact on the Company's financials since it was an update of SEC referenced guidance and didn't change existing guidance.

In July 2012, the FASB issued ASU 2012-02, Intangibles - Goodwill and Other (Topic 350) - Testing Indefinite-Lived Intangible Assets for Impairment. The objective of this Update is to simplify how entities test indefinite-lived intangible assets for impairment and to have the testing be in-line with the updated guidance issued in 2011 related to impairment testing for goodwill. This Update allows entities to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative analysis. The more likely than not threshold is defined as having a likelihood of more than 50%.  The option to first assess qualitative factors can be bypassed and an entity can proceed directly to performing the quantitative impairment test and still be able to resume performing the qualitative assessment in subsequent years. Some examples of circumstances to consider are 1) cost factors that have a negative impact on earnings, 2) financial performance such as negative or declining cash flows, 3) legal, regulatory, contractual, political or business conditions, 4) other relevant entity specific events 5) industry and market conditions, and 6) macroeconomic conditions. The Update is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before July 27, 2012 if the financial statements have not been issued.  The Company doesn't expect this Update to impact the Company's financials since it currently has no indefinite-lived intangibles other than goodwill, but the Company will plan on utilizing the qualitative assessment options if any are acquired.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220) - Presentation of Comprehensive Income. This Update eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity in order to increase the prominence of other comprehensive income items and to facilitate convergence with IFRS. The Update requires that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements (a statement of income and statement of other comprehensive income).  Additionally, adjustments for items reclassified from other comprehensive income to net income must be presented on the face of the financial statements.  This Update should be applied retrospectively. For public entities, the Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. For nonpublic entities, the Update is effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. This impacts how items for Other Comprehensive Income are presented and the Company will follow the guidance starting in Q1 2012.

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities. This Update is applicable to all entities that have financial instruments and derivative instruments that are either 1) offset in accordance with current guidance or 2) subject to an enforceable master netting arrangement.  The Update requires an entity with these types of instruments to disclose information about offsetting and related arrangements. Both net and gross information for these assets and liabilities is required to be disclosed. This Update is effective for fiscal years beginning on or after January 1, 2013. The Company doesn't expect this Update to impact the Company's financials since it does not currently have any financial instruments or derivative instruments that are offset.

In September 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other  (Topic 350)- Testing Goodwill for Impairment. The objective of this Update is to simplify how entities test goodwill for impairment. This Update now allows entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step process of (1) comparing the fair value of the reporting unit to its carrying value and (2) test to measure the amount of the impairment loss if the fair value is less than the carrying value.  The more likely than not threshold is defined as having a likelihood of more than 50%.  The option to first assess qualitative factors can be bypassed and an entity can proceed directly to performing the first step of the two-step goodwill impairment test. Some examples of circumstances to consider are 1) macroeconomic conditions, 2) industry and market conditions, 3) cost factors that have a negative impact on earnings, 4) overall financial performance such as negative or declining cash flows 5) other relevant entity specific events and 6) sustained decrease in stock price. The Update is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011 if the financial statements have not been issued.  If necessary, the Company will evaluate whether or not it will utilize the qualitative assessment option prior to performing the first goodwill impairment test in 2012, typically done during the 4th quarter.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in US GAAP and IFRSs. The Amendments in this Update will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with US GAAP and IFRSs.  The Boards of both organizations worked together to ensure fair value has the same meaning and the measurement and disclosures would be the same other than minor differences in wording. The Amendments explain how to measure fair value and do not require any additional fair value measurements. A couple of the more significant changes are 1) Clarification that quantitative information about unobservable inputs categorized as Level 3 should be disclosed, 2) Specifies that premiums and discounts should be applied in the absence of Level 1 input if market participants would do so, but that premiums or discounts related to size/quantity should not be considered, 3) Additional disclosure requirements for fair value measurements categorized as Level 3, an entity's us of a nonfinancial asset in a way that differs from the asset's highest and best use and the categorization by level for items not measured at fair value in the statement of financial position, but for which fair value disclosure is required. The amendments in this Update are to be applied prospectively. The Update is effective during interim and annual periods beginning after December 15, 2011.  The Company doesn't expect this guidance to have a significant impact on its financials since the amount of items disclosed at fair value is minimal, but will ensure the guidance is followed for items disclosed at fair value.

Weighted Average Shares (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Weighted Average Shares [Abstract]
Schedule of Computation of Basic and Diluted Earnings per Common Share
The following table sets forth the computation of basic and diluted earnings per common share for the three and six month periods ended June 30, 2012 and 2013:

	For the three months ended		For the six months ended
	June 30,		June 30,
	2012	2013	2012	2013
Numerator
Net income (loss)	$847,192	$(457,209)	$661,715	$(2,344,772)
Effect on earnings of dilutive convertible debt	(225,266)	--	233,068	--
Net income (loss) plus assumed conversions	621,926	(457,209)	894,783	(2,334,772)
Denominator
Basic weighted average shares outstanding	107,193,974	108,284,171	94,167,466	107,977,505
Effect of dilutive securities:
Stock options and warrants	--	--	2,939,613	--
Restricted stock units	2,935,000	--	2,935,000	--
Convertible debt	4,000,000	--	4,000,000	--
Diluted weighted average shares outstanding	114,128,974	108,284,171	104,042,079	107,977,505

Net income (loss) per common share
Basic	$0.01	$(0.00)	$0.01	$(0.02)
Diluted	$0.01	$(0.00)	$0.01	$(0.02)

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2011 and 2012:

	For the Year Ended 2011	For the year Ended 2012
Numerator
Net income	$1,304,446	$1,602,824
Denominator
Basic weighted average shares outstanding	75,416,916	100,978,223
Effect of dilutive securities:
Stock options and warrants	131,250	2,510,488
Restricted stock units	2,550,000	3,225,133
Diluted weighted average shares outstanding	78,098,166	106,533,844

Net income per common share
Basic	$0.02	$0.02
Diluted	$0.02	$0.02

Stock-based Compensation (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocated Stock-based Compensation
The impact on our results of operations for recording stock-based compensation for the six months ended June 30, 2012 and 2013 is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2012	2013	2012	2013
General and administrative	$61,098	$(2,552)	$120,228	$272
Research and development	36,322	--	73,357	--

Total	$97,420	$(2,552)	$193,585	$272

The impact on our results of operations for recording stock-based compensation for the years ended December 31, 2012 and 2011 is as follows:

	For the years ended
	December 31,
	2012	2011
General and administrative	$185,478	$2,043,386
Research and development	98,214	219,154

Total	$283,692	$2,262,540

Schedule of Unrecognized Compensation Expense
Due to unexercised options and warrants outstanding at June 30, 2013, we will recognize an aggregate total of $58,959 of compensation expense over the next two years based upon option and warrant award vesting parameters as shown below:

2013	$28,334
2014	30,625
Total	$58,959

Total unrecognized stock-based compensation was $180,732 at December 31, 2012, which we expect to recognize over the next three years in accordance with vesting provisions as follows:

2013	$118,127
2014	62,038
2015	567
Total	$180,732

Schedule of Option and Warrant Activity
The following unaudited tables summarize option and warrant activity during the six months ended June 30, 2013.

	Options and Warrants Outstanding	Weighted Average Exercise Price

Outstanding at December 31, 2012	43,396,863	$0.54
Options granted	--	--
Warrants issued	850,000	0.25
Expired	(448,094)	1.05
Forfeited	(506,800)	1.41
Exercised	--	--

Outstanding at June 30, 2013	43,291,969	$0.48

The following table summarizes option and warrant activity during the years ended December 31, 2012 and 2011.

	Options and Warrants Outstanding	Weighted Average Exercise Price

Outstanding at December 31, 2010	20,442,170	1.13
Options granted	1,567,900	0.91
Warrants issued	1,697,834	0.68
Expired	(302,054)	18.67
Forfeited	(2,510,201)	0.08
Exercised	(455,098)	-

Outstanding at December 31, 2011	20,440,551	1.10
Options granted	50,000	0.37
Warrants issued	24,817,900	0.33
Expired	(252,669)	1.31
Forfeited	(1,658,919)	1.31
Exercised	-	-

Outstanding at December 31, 2012	43,396,863	$0.54

Schedule of Information About Stock Options and Warrants
The following table summarizes information about stock options and warrants outstanding at June 30, 2013.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.25-0.95	40,124,414	3.84	$0.42	39,957,747	$0.42
1.00-1.59	2,823,055	3.12	1.04	2,803,222	1.04
2.25-4.00	344,500	2.52	2.54	344,500	2.54
$0.25-4.00	43,291,969	3.78	$0.48	43,105,469	$0.48

The following table summarizes information about stock options and warrants outstanding at December 31, 2012.

	Outstanding			Exercisable
		Weighted Average Remaining	Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding	Contractual Life (years)	Exercise Price	Number Exercisable	Exercise Price
$0.17-0.95	39,583,684	4.36	$0.47	39,207,017	$0.47
1.00-1.59	3,306,679	3.20	1.04	3,248,146	1.04
2.25-4.00	506,500	3.34	2.62	506,500	2.62
$0.17-4.00	43,396,863	4.26	$0.54	42,961,663	$0.54

Schedule of Restricted Stock Unit Activity
The following is a summary of restricted stock unit activity for the six months ended June 30, 2013.

	Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding at December 31, 2012	2,940,133	$1.11
Awarded at fair value	686,667	0.08
Canceled/Forfeited	--	--
Settled by issuance of stock	(258,553)	0.82
Outstanding at June 30, 2013	3,368,247	$0.92
Vested at June 30, 2013	3,368,247	$0.92

The following is a summary of restricted stock unit activity for the years ended December 31, 2012 and 2011:

	Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding at December 31, 2010	950,000	1.61
Awarded at fair value	1,600,000	1.04
Canceled/Forfeited	--	--
Settled by issuance of stock	--	--
Outstanding at December 31, 2011	2,550,000	1.25
Awarded at fair value	390,133	0.17
Canceled/Forfeited	--	--
Settled by issuance of stock	--	--
Outstanding at December 31, 2012	2,940,133	$1.11
Vested at December 31, 2012	2,940,133	$1.11

Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Assumptions Used to Value Awards
The fair values for the options granted for the six months ended June 30, 2012 were estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Six Months Ended June 30, 2012
Risk free interest rate	1.82%
Expected life (in years)	10.0
Expected volatility	77.78%
Expected dividend yield	0.00%

The fair values for the options granted in 2012 and 2011 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2012	2011
Risk free interest rate	1.65%	1.91%
Expected life (in years)	10.0	6.2
Expected volatility	78.97%	80.89%
Expected dividend yield	0.00%	0.00%

Warrant [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Assumptions Used to Value Awards
The fair values for the warrants issued for the six months ended June 30, 2012 and 2013 estimated at the date of issuance using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Six Months Ended June 30, 2012	Six Months Ended June 30, 2013
Risk free interest rate	1.32%	0.65%
Expected life (in years)	5.99	4.42
Expected volatility	85.65%	90.68%
Expected dividend yield	0.00%	0.00%

The fair values for the warrants granted in 2012 and 2011 were estimated at the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2012	2011
Risk free interest rate	1.16%	2.07%
Expected life (in years)	5.7	5.0
Expected volatility	82.79%	85.37%
Expected dividend yield	0.00%	0.00%

Significant Accounting Policies (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Significant Accounting Policies [Abstract]
Schedule of Future Patent Amortization
Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	$10,121
2015	$10,121
2016	$10,121
2017	$10,121

Estimated amortization expense, if all patents were issued at the beginning of 2013, for each of the next five years is as follows:

Year ending December 31:
2013	$11,343
2014	10,121
2015	10,121
2016	10,121
2017	10,121

Notes Payable (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Notes Payable [Abstract]
Schedule of Notes Payable
The recorded value of our notes payable (net of debt discount) for the six months ended June 30, 2013 and year ended December 31, 2012 was as follows:

	December 31, 2012	June 30, 2013

2012 Secured Convertible Notes	$2,428,166	$3,421,963
Unsecured Convertible Note	673,840	840,508
2013 Accounts Receivable Purchase Agreement	--	750,000
Interest Promissory Note	--	20,000
Total	3,102,006	5,032,471
Less Current Portion	(3,102,006)	(5,032,471)
Total Long-term	$--	$--

The recorded value of our notes payable (net of debt discount) for the years ending December 31, 2012 and 2011 was as follows:

	December 31, 2011	December 31, 2012
2012 Secured Convertible Notes	--	2,428,166
Unsecured Convertible Note	340,504	673,840
Amended and Restated Senior 6.25% Convertible Note	$6,180,816	$--
Bridge Loan Note Payable	1,196,141	--
Equipment Purchase and Sale Agreement	700,000	--
Total	8,417,461	3,102,006
Less Current Portion	(2,068,016)	(3,102,006)
Total Long-term	$6,349,445	$--

Equity Financing and the Debt Restructuring (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity Financing and the Debt Restructuring [Abstract]
Schedule of Debt Conversion

	Common Shares Issued	Number of A Warrants	Value of A Warrants	Value of B Warrants	Total Warrant Value
Investors	24,816,000	12,408,000	$487,095	$39,387	$526,482
Bridge Loan Conversion	1,600,000	800,000	31,405	2,539	33,944
Equipment Finance Conversion	2,000,000	1,000,000	39,257	3,174	42,431
Agency	--	4,262,400	167,327	13,531	180,858
Total	28,416,000	18,470,400	$725,084	$58,631	$783,715

All warrants listed below were issued with price protection provisions and were accounted for as derivative liabilities. The A Warrants were valued using the Black Scholes pricing model and the B Warrants were valued using the Geometric Brownian Motion methodology with a risk neutral Monte Carlo approach.

	Common Shares Issued	Number of A Warrants	Value of A Warrants	Value of B Warrants	Total Warrant Value
Investors	24,816,000	12,408,000	$469,464	$39,387	$508,851
Bridge Loan Conversion	1,600,000	800,000	30,268	2,539	32,807
Equipment Finance Conversion	2,000,000	1,000,000	37,836	3,174	41,010
Agency	--	4,262,400	161,270	13,531	174,801
Total	28,416,000	18,470,400	$698,838	$58,631	$757,469

Operating Leases (Tables)	12 Months Ended
Dec. 31, 2012
Operating Leases [Abstract]
Schedule of Future Minimum Payments under Operating Leases	Future minimum payments under non-cancelable operating leases at December 31, 2012 are as follow:
2013	$284,447
2014	278,552
2015	23,049
$586,048

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Schedule of Deferred Tax Assets
Net deferred tax liabilities consist of the following components as of December 31, 2011 and 2012:

	2011	2012
Deferred tax assets
NOL carry-forward	$23,862,500	$25,881,900
General business credit carry-forwards	1,147,000	1,158,900
Deferred compensation	83,500	78,500
Allowance for doubtful accounts	21,000	31,600
Deferred tax liabilities
Depreciation	(173,000)	61,700

Valuation allowance	(24,941,000)	(27,212,600)
Net deferred tax asset	$-	$-

Schedule of Income Tax Provision
The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2010 and 2011 due to the following:

	2011	2012

Federal income tax (expense) benefit at statutory rates	$1,902,500	$1,831,600
State income tax (expense) benefit at statutory rates	280,000	269,300
Change in valuation allowance	(2,182,500)	(2,100,900)
	$-	$-

Fair Value Measurements (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Measurements [Abstract]
Schedule of Fair Value of Financial Instruments
We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at June 30, 2013:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets
None	$--	$--	$--	$--
Total assets measured at fair value	$--	$--	$--	$--

Liabilities
Derivative valuation (1)	$1,275,275	$--	$--	$1,275,275
Total liabilities measured at fair value	$1,275,275	$--	$--	$1,275,275

(1) See Notes 6 & 7 for additional discussion.

We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at December 31, 2012:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets
None	--	--	--	--
Total assets measured at fair value	$--	$--	$--	$--

Liabilities
Derivative valuation (1)	$1,191,269	$--	$--	$1,191,269
Total liabilities measured at fair value	$1,191,269	$--	$--	$1,191,269

(1)	See Notes 4 & 5 for additional discussion.

Schedule of Liabilities Measured at Fair Value on a Recurring Basis using Significant Unobservable Inputs
The table below presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at June 30, 2013.  We classify financial instruments in Level 3 of the fair value hierarchy when there is reliance on at least one significant unobservable input to the valuation model.

Derivative
Valuation
Liability
Balance at December 31, 2012	$(1,191,269)
Total gains or losses (realized and unrealized)
Included in net loss	(25,606)
Valuation adjustment	--
Purchases, issuances, and settlements, net	(58,400)
Transfers to Level 3	--
Balance at June 30, 2013	$(1,275,275)

The table below presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.  We classify financial instruments in Level 3 of the fair value hierarchy when there is reliance on at least one significant unobservable input to the valuation model.

Derivative
Valuation
Liability
Balance at December 31, 2011	$(3,760,200)
Total gains or losses (realized and unrealized)
Included in net income	8,829,748
Valuation adjustment	--
Purchases, issuances, and settlements, net	(6,260,817)
Transfers to Level 3	--
Balance at December 31, 2012	$(1,191,269)

Organization and Basis of Presentation (Details)	Oct. 01, 2003 BI Networks [Member]	Jun. 30, 2013 Interact Devices Inc [Member]	Dec. 31, 2012 Interact Devices Inc [Member]	Dec. 31, 2011 Interact Devices Inc [Member]
Noncontrolling Interest [Line Items]
Percent ownership			94.00%	94.00%
Number of shares owned		55,987,169	55,897,169	55,897,169
Business Acquisition [Line Items]
Percentage of equity interests exchanged	98.00%

Weighted Average Shares (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Numerator
Net income (loss)	$ (457,209)	$ 847,192	$ (2,344,772)	$ 661,715	$ 1,602,824	$ 1,304,446
Effect on earnings of dilutive convertible debt		(225,266)		233,068
Net income (loss) plus assumed conversions	$ (457,209)	$ 621,926	$ (2,344,772)	$ 894,783	$ 1,602,824	$ 1,304,446
Denominator
Basic weighted average shares outstanding	108,284,171	107,193,974	107,977,505	94,167,466	100,798,223	75,416,916
Stock options and warrants				2,939,613	2,510,488	131,250
Restricted stock units		2,935,000		2,935,000	3,225,133	2,550,000
Convertible debt		4,000,000		4,000,000
Diluted weighted average shares outstanding	108,284,171	114,128,974	107,977,505	104,042,079	106,533,844	78,098,166
Basic	$ 0	$ 0.01	$ (0.02)	$ 0.01	$ 0.02	$ 0.02
Diluted	$ 0	$ 0.01	$ (0.02)	$ 0.01	$ 0.02	$ 0.02
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Anti-dilutive securities					18,568,963	24,597,134
Range of Exercise Prices, minimum			$ 0.25		$ 0.17
Range of Exercise Prices, maximum			$ 4		$ 4
Options and Warrants [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Anti-dilutive securities			43,291,969
Range of Exercise Prices, minimum			$ 0.25
Range of Exercise Prices, maximum			$ 4
Restricted Stock [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Anti-dilutive securities			3,368,247
Convertible Debt Securities [Member]
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Anti-dilutive securities			17,900,000

Stock-based Compensation (Narrative) (Details) (USD $)	3 Months Ended	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation		272	$ 193,586	$ 283,693	$ 2,262,540
Unrecognized compensation expense	58,959	58,959		180,732
Period over which compensation expense will be recognized		2 years		3 years
Warrants exercised					455,098
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of unissued stock options authorized	4,290,578	4,290,578		3,779,508
Number of unissued shares of common stock reserved for issuance	88,200	88,200		774,867
Maximum contractual term		10 years		10 years
Vesting period		3 years		3 years
Weighted average fair value of options granted			$ 0.37	$ 0.27	$ 0.61
Stock based compensation	(2,552)
Warrants exercised					55,098
Stock Options [Member] | Employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation			1,608	833	96,489
Options granted			30,000	50,000	909,200
Number of individuals			2	4	43
Stock Options [Member] | Consulting Services Providers [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation					364,000
Options granted					600,000
Number of individuals					1
Stock Options [Member] | Nonemployee Installation Technicians [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation					4,263
Options granted					8,700
Number of individuals					15
Stock Options [Member] | Advisory Board Member [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation					15,000
Options granted					50,000
Number of individuals					1
Warrant [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average fair value of options granted		0.05	$ 0.27	$ 0.23	$ 0.67
Warrants exercised					400,000
Warrant [Member] | Unsecured Convertible Note Holder [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options granted					221,758
Warrant [Member] | Accounts Receivable Purchase Agreements Counterparty [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options granted					653,576
Warrant [Member] | Bridge Loan Counterparty [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options granted					422,500
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation				65,500	1,668,000
Restricted stock units awarded		686,667	100,000	390,133	1,600,000
Settled by issuance of stock		258,553
Restricted Stock Units [Member] | Employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation				65,500	1,544,000
Number of individuals				5	5
Restricted stock units awarded				390,133	1,400,000
Restricted Stock Units [Member] | Directors [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation		51,500	31,000
Number of individuals		5	1
Restricted stock units awarded		686,667	100,000
Restricted Stock Units [Member] | Employee One [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation					124,000
Number of individuals					1
Restricted stock units awarded					200,000
Stock Options and Warrants [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock based compensation		272	$ 160,977	$ 217,359	$ 114,788

Stock-based Compensation (Schedule of Assumptions Used to Value Options) (Details) (Stock Options [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Risk free interest rate	1.82%	1.65%	1.91%
Expected life (in years)	10 years	10 years	6 years 2 months 12 days
Expected volatility	77.78%	78.97%	80.89%
Expected dividend yield	0.00%	0.00%	0.00%

Stock-based Compensation (Schedule of Assumptions Used to Value Warrants) (Details) (Warrant [Member])	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Warrant [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Risk free interest rate	0.65%	1.32%	1.16%	2.07%
Expected life (in years)	4 years 5 months 1 day	5 years 11 months 27 days	5 years 8 months 12 days	5 years 0 months
Expected volatility	90.68%	85.65%	82.79%	85.37%
Expected dividend yield	0.00%	0.00%	0.00%	0.00%

Stock-based Compensation (Schedule of Allocated Stock-Based Compensation) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Stock-based compensation
Total	$ (2,552)	$ 97,420	$ 272	$ 193,585	$ 283,692	$ 2,262,540
General and Administrative Expense [Member]
Stock-based compensation
Total	(2,552)	61,098	272	120,228	185,478	2,043,386
Research and Development Expense [Member]
Stock-based compensation
Total		$ 36,322		$ 73,357	$ 98,214	$ 219,154

Stock-based Compensation (Schedule of Unrecognized Compensation Expense) (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012
Stock-based Compensation [Abstract]
2013	$ 28,334	$ 118,127
2014	30,625	62,038
2015		567
Total	$ 58,959	$ 180,732

Stock-based Compensation (Schedule of Option and Warrant Activity) (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Options and Warrants Outstanding
Outstanding	43,396,863	20,440,551	20,442,170
Expired	(448,094)	(252,669)	(302,054)
Forfeited	(506,800)	(1,658,919)	(2,510,201)
Exercised			(455,098)
Outstanding	43,291,969	43,396,863	20,440,551
Weighted Average Exercise Price
Outstanding	$ 0.54	$ 1.1	$ 1.13
Expired	$ 1.05	$ 1.31	$ 18.67
Forfeited	$ 1.41	$ 1.31	$ 0.08
Exercised
Outstanding	$ 0.48	$ 0.54	$ 1.1
Stock Options [Member]
Options and Warrants Outstanding
Granted/Issued		50,000	1,567,900
Exercised			(55,098)
Weighted Average Exercise Price
Granted/Issued		$ 0.37	$ 0.91
Warrant [Member]
Options and Warrants Outstanding
Granted/Issued	850,000	24,817,900	1,697,834
Exercised			(400,000)
Weighted Average Exercise Price
Granted/Issued	$ 0.25	$ 0.33	$ 0.68

Stock-based Compensation (Schedule of Information About Options and Warrants) (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, minimum	$ 0.25	$ 0.17
Range of Exercise Prices, maximum	$ 4	$ 4
Number Outstanding	43,291,969	43,396,863
Weighted Average Remaining Contractual Life (years)	3 years 9 months 11 days	4 years 3 months 4 days
Weighted Average Exercise Price	$ 0.48	$ 0.54
Number Exercisable	43,105,469	42,961,663
Weighted Average Exercise Price	$ 0.48	$ 0.54
Range One [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, minimum	$ 0.25	$ 0.17
Range of Exercise Prices, maximum	$ 0.95	$ 0.95
Number Outstanding	40,124,414	39,583,684
Weighted Average Remaining Contractual Life (years)	3 years 10 months 2 days	4 years 4 months 10 days
Weighted Average Exercise Price	$ 0.42	$ 0.47
Number Exercisable	39,957,747	39,207,017
Weighted Average Exercise Price	$ 0.42	$ 0.47
Range Two [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, minimum	$ 1	$ 1
Range of Exercise Prices, maximum	$ 1.59	$ 1.59
Number Outstanding	2,823,055	3,306,679
Weighted Average Remaining Contractual Life (years)	3 years 1 month 13 days	3 years 2 months 12 days
Weighted Average Exercise Price	$ 1.04	$ 1.04
Number Exercisable	2,803,222	3,248,146
Weighted Average Exercise Price	$ 1.04	$ 1.04
Range Three [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, minimum	$ 2.25	$ 2.25
Range of Exercise Prices, maximum	$ 4	$ 4
Number Outstanding	344,500	506,500
Weighted Average Remaining Contractual Life (years)	2 years 6 months 7 days	3 years 4 months 2 days
Weighted Average Exercise Price	$ 2.54	$ 2.62
Number Exercisable	344,500	506,500
Weighted Average Exercise Price	$ 2.54	$ 2.62

Stock-based Compensation (Schedule of Restricted Stock Unit Activity) (Details) (Restricted Stock Units [Member], USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Restricted Stock Units [Member]
Restricted Stock Units
Outstanding	2,940,133	2,550,000	2,550,000	950,000
Awarded at fair value	686,667	100,000	390,133	1,600,000
Canceled/Forfeited
Settled by issuance of stock	(258,553)
Outstanding	3,368,247		2,940,133	2,550,000
Vested	3,368,247		2,940,133
Weighted Average Grant Date Fair Value
Outstanding	$ 1.11	$ 1.25	$ 1.25	$ 1.61
Awarded at fair value	$ 0.08		$ 0.17	$ 1.04
Canceled/Forfeited
Settled by issuance of stock	$ 0.82
Outstanding	$ 0.92		$ 1.11	$ 1.25
Vested	$ 0.92		$ 1.11

Significant Accounting Policies (Narrative) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Cash and Cash Equivalents
Total cash balance not insured by the FDIC	$ 321,023		$ 321,023		$ 38,847	$ 909,182
Restricted cash					140,700
Property, Plant and Equipment [Line Items]
Loss on disposal of assets	(186,621)	(1,799)	(136,621)	(1,640)	512	(362)
Research and Development
Research and development	168,939	464,847	394,313	1,021,414	1,754,163	2,410,249
Advertising Expenses
Advertising expense					353,168	68,703
Customer One [Member]
Revenue, Major Customer [Line Items]
Percentage of revenues from major customer			87.00%	86.00%
Customer One [Member] | Sales Revenue, Major Customer [Member]
Revenue, Major Customer [Line Items]
Percentage of revenues from major customer					85.00%	89.00%
Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
Loss on disposal of assets			(40,824)
Furniture and Fixtures [Member]
Property, Plant and Equipment [Line Items]
Loss on disposal of assets			(25,685)
Equipment [Member]
Property, Plant and Equipment [Line Items]
Loss on disposal of assets			$ (70,112)
Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life			3 years		3 years
Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life			5 years		5 years

Significant Accounting Policies (Accounts Receivable) (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Customer One [Member]	Jun. 30, 2012 Customer One [Member]	Dec. 31, 2012 Revenue [Member] Customer One [Member]	Dec. 31, 2011 Revenue [Member] Customer One [Member]	Dec. 31, 2012 Accounts Receivable [Member] Credit Concentration Risk [Member] Customer One [Member]	Dec. 31, 2011 Accounts Receivable [Member] Credit Concentration Risk [Member] Customer One [Member]
Accounts Receivable
Net accounts receivable	$ 93,379	$ 821,608	$ 1,239,903
Billed trade receivables	132,973	856,462	1,269,579
Unbilled trade receivables	(3,113)	44,478	23,814
Employee travel advances and other receivables	1,479	1,808	0
Allowance for uncollectible accounts	$ 37,960	$ 81,140	$ 53,490
Concentration Risk [Line Items]
Percentage				87.00%	86.00%	85.00%	89.00%	71.00%	79.00%

Significant Accounting Policies (Patents and Intangibles) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Intangible Assets [Abstract]
Patent useful life			20 years		20 years
Valuation impairment						$ 26,180
Patent amortization	2,538	2,538	5,075	5,075	10,151	10,151
Estimated future annual amortization expense related to intangible assets:
2013	11,343		11,343		11,343
2014	10,121		10,121		10,121
2015	10,121		10,121		10,121
2016	10,121		10,121		10,121
2017	$ 10,121		$ 10,121		$ 10,121

Notes Payable (Schedule of Notes Payable) (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Total	$ 5,032,471	$ 3,102,006	$ 8,417,461
Less Current Portion	(5,032,471)	(3,102,006)	(2,068,016)
Total Long-term			6,349,445
2012 Convertible Notes [Member]
Debt Instrument [Line Items]
Total	3,421,963	2,428,166
Unsecured Convertible Note [Member]
Debt Instrument [Line Items]
Total	840,508	673,840	340,504
Amended and Restated Senior 6.25% Convertible Note [Member]
Debt Instrument [Line Items]
Total			6,180,816
Bridge Loan Note Payable [Member]
Debt Instrument [Line Items]
Total			1,196,141
Equipment Purchase and Sale Agreement [Member]
Debt Instrument [Line Items]
Total			700,000
2013 Accounts Receivable Purchase Agreement [Member]
Debt Instrument [Line Items]
Total	750,000
Interest Promissory Note [Member]
Debt Instrument [Line Items]
Total	$ 20,000

Notes Payable (2012 Secured Convertible Notes) (Details) (USD $)	1 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended		6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended				1 Months Ended			3 Months Ended	6 Months Ended	12 Months Ended				1 Months Ended
	Jan. 31, 2013	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Conversion Feature of Debt [Member]	Dec. 31, 2012 Conversion Feature of Debt [Member]	Jun. 30, 2013 Warrant Reset Provision [Member]	Dec. 31, 2012 Warrant Reset Provision [Member]	Jul. 31, 2012 Tranche One of Warrants Issued with 2012 Convertible Notes [Member]	Aug. 31, 2012 Tranche Two of Warrants Issued with 2012 Convertible Notes [Member]	Dec. 31, 2012 Tranche Three of Warrants Issued with 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member]	Aug. 31, 2012 2012 Convertible Notes [Member]	Jul. 31, 2012 2012 Convertible Notes [Member]	Jun. 30, 2013 2012 Convertible Notes [Member]	Jun. 30, 2013 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member]	Jan. 31, 2013 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member] Maximum [Member]	Jul. 31, 2012 2012 Convertible Notes [Member] Maximum [Member]	Jul. 31, 2012 2012 Convertible Notes Subsequently Amended [Member]	Jul. 31, 2012 Newly Issued Debt [Member]
Debt Instrument [Line Items]
Principal issued															$ 3,050,000	$ 900,000	$ 1,900,000	$ 3,475,000	$ 3,475,000	$ 3,050,000	$ 425,000	$ 5,000,000	$ 5,000,000
Debt maturity date																	Jul 13, 2013			Jul 13, 2013				Oct 31, 2013
Debt interest rate															12.00%		12.00%			12.00%
Conversion price															$ 0.25		$ 0.25			$ 0.25
Warrant term length																	5 years			5 years
Number of shares of common stock warrants can be exercised for												3,800,000	1,800,000	500,000	200,000		200,000			200,000	850,000				3,800,000
Amount of debt converted																	900,000
Continued sales of convertible debt				770,000												900,000	1,900,000								1,000,000
Proceeds from issuance of convertible note and warrants	400,000					3,050,000									250,000	851,624	923,175								923,175
Payment of investment banking fees																48,376	76,825								76,825
Derivative valuation		1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200	60,660	74,500	237,700	183,000
Gain (loss) on derivative valuation		709,509	2,959,155	(25,606)	4,588,480	8,829,748	11,724,400	28,940	423,500	(11,400)	442,000
Risk-free interest rate								0.04%	0.11%	0.57%	0.63%
Expected life								4 months 2 days	6 months	4 years 1 month 6 days	4 years 6 months
Expected volatility								143.51%	129.08%	91.86%	85.75%
Dividend yield								0.00%	0.00%	0.00%	0.00%
Stock trading price								$ 0.08	$ 0.08	$ 0.08	$ 0.08
Accretion of discount on convertible notes payable				793,865	265,636	941,225	340,377											51,525	360,494	501,166
Interest expense																		$ 103,964	$ 202,825

Notes Payable (Unsecured Convertible Note) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended				0 Months Ended	6 Months Ended	12 Months Ended			0 Months Ended	1 Months Ended		12 Months Ended			0 Months Ended		1 Months Ended	3 Months Ended			6 Months Ended		12 Months Ended				0 Months Ended		1 Months Ended	0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 03, 2008 Class A Warrant [Member]	Jun. 30, 2013 Class A Warrant [Member]	Dec. 31, 2012 Class A Warrant [Member]	Dec. 31, 2008 Class A Warrant [Member]	Dec. 31, 2007 Class A Warrant [Member]	Dec. 03, 2008 Class B Warrant [Member]	Oct. 31, 2007 Class B Warrant [Member]	Dec. 31, 2012 Class B Warrant [Member]	Dec. 31, 2007 Class C Warrant [Member]	Dec. 31, 2012 Letter of Understanding [Member]	Sep. 25, 2006 Letter of Understanding [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member]	Dec. 23, 2009 Unsecured Convertible Note [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member]	Jun. 30, 2013 Unsecured Convertible Note [Member]	Jun. 30, 2012 Unsecured Convertible Note [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member]	Jun. 30, 2013 Unsecured Convertible Note [Member]	Jun. 30, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2011 Unsecured Convertible Note [Member]	Dec. 31, 2010 Unsecured Convertible Note [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member] Common Stock [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member] Warrants Issued for Convertible Note Restructuring [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member] Warrants Issued for Convertible Note Restructuring [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member] Class A Warrant [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member] Class B Warrant [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member] Class C Warrant [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member] Class D Warrant [Member]
Convertible notes
Amount of credit facility																		$ 1,000,000	$ 1,000,000									$ 1,000,000
Credit facility initiation date																		Sep 25, 2006
Credit facility expiration date																		Oct 30, 2006
Principal issued																															1,000,000
Debt interest rate																					8.00%							8.00%			5.00%
Debt maturity date																				Dec 31, 2013	Dec 22, 2010							Dec 31, 2013
Conversion price																												$ 0.25			$ 1.5
Number of shares of common stock warrants can be exercised for																															5,500,000		75,000	221,758	750,000	750,000	2,000,000	2,000,000
Warrant term length																																	5 years	5 years	1 year	1 year	18 months	24 months
Exercise price of warrants																				0.9													0.9	0.96	1.6	1.75	2.1	3
Warrants exercised						455,098		55,098				64,400	454,000
Warrants expired			448,094		252,669	302,054			231,600					750,000			650,000
Shares of common stock issued							25,402,164								650,000					150,000												150,000
Number of shares issued for interest								135,369														135,369			135,369
Common stock issued for interest						19,634																81,221			81,221
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200					698,838					58,631							34,600	326,400		34,600	326,400	46,400	300,000
Gain (loss) on derivative valuation	709,509	2,959,155	(25,606)	4,588,480	8,829,748	11,724,400																				11,800	(26,400)	253,600	1,101,900
Risk-free interest rate										1.41%	0.72%															0.10%		0.16%
Expected life										4 years 8 months 12 days	5 years 2 months 12 days															6 months		1 year 0 months
Expected volatility										91.50%	85.49%															143.51%		122.04%
Dividend yield										0.00%	0.00%															0.00%		0.00%
Stock trading price										$ 0.08	$ 0.08												$ 0.08			$ 0.08		$ 0.08
Accretion of discount on convertible notes payable			793,865	265,636	941,225	340,377																	20,000	83,334		83,334	166,668	333,336	333,336
Interest expense of convertible debt																							83,334	20,000		20,000	40,000		80,000	80,000
Accrued interest payable																												$ 680,816	$ 680,816

Notes Payable (2013 Accounts Receivable Purchase Agreement) (Details) (USD $)	Apr. 30, 2013
Notes Payable [Abstract]
Receivables sold	$ 750,000

Notes Payable (Interest Promissory Note) (Details) (Promissory Note [Member], USD $)	1 Months Ended
Apr. 17, 2013
Promissory Note [Member]
Short-term Debt [Line Items]
Principal issued	$ 20,000
Debt maturity date	Dec 31, 2013
Debt interest rate	12.00%

Notes Payable (Senior 6.25% Convertible Note) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended		0 Months Ended		0 Months Ended	12 Months Ended	0 Months Ended						12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 24, 2007 Warrants Issued to Senior Secured Note Holder [Member]	Jul. 30, 2010 Warrants Issued to Senior Secured Note Holder [Member]	Dec. 24, 2007 Warrants Issued to Third Party For Financing Fees [Member]	Dec. 31, 2012 Common Stock [Member]	Mar. 26, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 24, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Jul. 30, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Jun. 30, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Mar. 26, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 24, 2007 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 31, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 31, 2011 Amended and Restated Senior 6.25% Convertible Note [Member]	Jun. 30, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Mar. 31, 2011 Amended and Restated Senior 6.25% Convertible Note [Member]	Oct. 29, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 23, 2009 Amended and Restated Senior 6.25% Convertible Note [Member]
Convertible notes
Principal issued												$ 5,500,000				$ 15,000,000	$ 5,500,000					$ 15,000,000
Debt maturity date													Jun 21, 2012	Jul 21, 2012	Dec 21, 2011	Dec 21, 2013
Debt interest rate																6.25%						6.25%
Number of shares of common stock notes are convertible into																2,752,294
Conversion price												$ 1.35	$ 1.8	$ 1.8		$ 5.45						$ 1.35
Number of shares of common stock warrants can be exercised for							1,875,000	5,208,333	112,500
Exercise price of warrants							5	1.8	3.75
Shares of common stock issued										25,402,164			2,000,000	2,000,000	1,000,000	1,000,000	2,000,000
Value of shares of common stock issued					2,107,834					1,270,108					990,000	3,750,000
Payments for commissions, finders fees and other transaction expenses																1,377,000
Debt Instrument, periodic interest payment																234,375
Warrant term length							5 years		3 years
Fair value of warrants							3,750,000		252,000
Number of shares issuable, contingent to equity raised													800,000
Payments for debt extinguishment costs			66,646	275,041	275,041						275,041
Number of warrants cancelled												5,208,333
Value of shares issued for debt restructuring											760,000
Number of shares issued for debt restructuring											2,000,000	800,000
Shares of stock issuable, but forgone in lieu of cash payment												3,500,000
Funding threshold													6,000,000		6,000,000						8,000,000
Proceeds received from equity financing																					2,500,000
Required cash balance													950,000		1,250,000
Cash paid to settle debt											2,750,000	2,750,000					2,750,000
Debt forgiveness												7,200,000
Gain on troubled debt restructuring												3,062,457
Interest paid			65,700	248,643	347,902	357,246					680,816	350,434				937,000
Repayments of convertible debt												2,500,000
Common stock issued for interest						19,634
Gain on extinguishment of debt	345,397		414,484	1,672,575	1,578,914	(954,017)					2,173,033
Number of shares issued for agent fees											586,164
Value of shares issued for agent fees											222,742
Gain (loss) on derivative valuation	709,509	2,959,155	(25,606)	4,588,480	8,829,748	11,724,400											203,700	2,322,200
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200												285,200		81,500
Long-term debt																		6,180,816
Accrued interest payable																	680,816	680,816	203,700
Accrued interest payable currently																		$ 171,875	$ 81,500

Notes Payable (2010 Accounts Receivable Purchase Agreements) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended				12 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 Conversion of Accounts Receivable Purchase Agreements [Member]	Dec. 31, 2012 Conversion of Accounts Receivable Purchase Agreements [Member]	Dec. 31, 2012 Conversion of Accounts Receivable Purchase Agreements [Member] Warrant [Member]	Dec. 31, 2011 Conversion of Accounts Receivable Purchase Agreements [Member] Warrant [Member]	Jun. 30, 2013 Accounts Receivable [Member]	Jun. 30, 2012 Accounts Receivable [Member]	Dec. 31, 2011 Accounts Receivable [Member]	Dec. 31, 2010 Accounts Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable purchase agreement, amount														$ 775,000
Repayment of advances													100,000
Interest paid			65,700	248,643	347,902	357,246							8,360
Amount of debt converted							675,000						675,000
Common stock issued for interest						19,634	109,292
Common stock issued in conversion							1,307,153						1,307,153
Number of warrants issued in conversion							653,576						653,576
Anti-dilution price protection provisions, stock price threshold							$ 1						$ 1
Exercise price of warrants								0.725			0.725
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200			5,900	156,300	7,700	50,200
Gain (loss) on derivative valuation	$ 709,509	$ 2,959,155	$ (25,606)	$ 4,588,480	$ 8,829,748	$ 11,724,400			$ 253,600	$ 293,800	$ (1,800)	$ 106,100
Risk-free interest rate									0.36%		0.66%
Expected life									3 years 2 months 12 days		2 years 8 months 12 days
Expected volatility									83.16%		96.68%
Dividend yield									0.00%		0.00%
Stock trading price									$ 0.08		$ 0.08

Notes Payable (Bridge Loan) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended		0 Months Ended		6 Months Ended		12 Months Ended	0 Months Ended			0 Months Ended				0 Months Ended		1 Months Ended		3 Months Ended	6 Months Ended	12 Months Ended		0 Months Ended		6 Months Ended		12 Months Ended	0 Months Ended	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Apr. 05, 2012 2012 Plan [Member]	Mar. 26, 2012 2012 Plan [Member]	Jun. 30, 2013 2012 Plan [Member]	Jun. 30, 2012 2012 Plan [Member]	Dec. 31, 2012 2012 Plan [Member]	Mar. 26, 2012 Bridge Loan Conversion [Member]	Jun. 30, 2013 Bridge Loan Conversion [Member] 2012 Plan [Member]	Dec. 31, 2012 Bridge Loan Conversion [Member] 2012 Plan [Member]	Dec. 28, 2011 Original Warrants Issued for Bridge Loan [Member]	Dec. 28, 2011 Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Dec. 28, 2011 Warrants Issued to Investment Banker for Payment [Member]	Dec. 31, 2012 Warrants Issued to Investment Banker for Payment [Member]	Jul. 13, 2012 Bridge Loan Note Payable [Member]	Mar. 26, 2012 Bridge Loan Note Payable [Member]	Jul. 31, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2011 Bridge Loan Note Payable [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2011 Bridge Loan Note Payable [Member]	Mar. 26, 2012 Bridge Loan Note Payable [Member] Bridge Loan Conversion [Member] 2012 Plan [Member]	Dec. 28, 2011 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Jun. 30, 2013 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Dec. 28, 2011 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Jun. 30, 2013 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]
Debt
Principal issued																				$ 900,000		$ 1,300,000				$ 1,300,000
Number of warrants issued							400,400										65,000
Debt interest rate																						18.00%				18.00%
Warrant term length								6 years							5 years	6 years												5 years				6 years
Number of shares of common stock warrants can be exercised for															357,500	247,500						357,500				357,500		357,500				247,500
Exercise price of warrants															0.65	0.35	0.65	0.53										0.65				0.35
Debt maturity date																						Feb 28, 2012
Amount of financing proceeds triggering expiration of warrants								5,000,000														12,000,000
Payments for placement fees																	84,500
Payments of escrow fees																						3,000
Amount of debt converted												400,000								400,000							400,000
Fair value of warrants									783,715		757,469		33,944	32,807						222,426
Total cash payment to extinguish debt			137,865																900,000		900,000
Gain on extinguishment of debt	345,397		414,484	1,672,575	1,578,914	(954,017)						(222,426)							(93,661)	(222,426)	(93,661)
Loss on retirement of debt offering costs					53,150														53,160
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200			783,715	3,101,537	757,469																		8,700	46,700	7,400		7,700	34,700	7,200
Gain (loss) on derivative valuation	709,509	2,959,155	(25,606)	4,588,480	8,829,748	11,724,400			(26,246)	1,659,855	4,365,323																		(1,300)	97,000	136,300		(500)	61,825	89,325
Risk-free interest rate																													0.85%		0.54%		0.85%		0.54%
Expected life																													3 years 6 months		4 years 0 months		3 years 6 months		4 years 0 months
Expected volatility																													92.74%		82.55%		94.74%		82.55%
Dividend yield																													0.00%		0.00%		0.00%		0.00%
Stock trading price																													$ 0.08		$ 0.08		$ 0.08		$ 0.08
Accretion of discount on convertible notes payable			793,865	265,636	941,225	340,377															53,160		51,848	98,968	106,723	7,041
Interest expense																							$ 40,389	$ 95,130	$ 100,899	$ 2,564

Notes Payable (Equipment Purchase and Sale Agreement) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended					0 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 2012 Plan [Member]	Dec. 31, 2012 2012 Plan [Member]	Mar. 26, 2012 2012 Plan [Member]	Mar. 26, 2012 Equipment Purchase and Sale Agreement [Member]	Jun. 30, 2012 Equipment Purchase and Sale Agreement [Member]	Dec. 31, 2011 Equipment Purchase and Sale Agreement [Member]
Debt Instrument [Line Items]
Fee percent												3.00%
Amount of debt converted										$ 500,000
Long-term debt												700,000
Accrued interest payable									680,816			42,000
Repayment of debt				3,741,194	4,017,649	1,526,834				200,000
Interest paid			65,700	248,643	347,902	357,246				105,000
Interest expense											63,000	42,000
Fair value of warrants							783,715	757,469		278,032
Gain on extinguishment of debt	$ 345,397		$ 414,484	$ 1,672,575	$ 1,578,914	$ (954,017)				$ (278,032)

Equity Financing and the Debt Restructuring (2012 Equity Financing and the Debt Restructuring) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended		0 Months Ended										12 Months Ended				0 Months Ended	1 Months Ended	0 Months Ended	6 Months Ended		12 Months Ended	0 Months Ended	6 Months Ended		12 Months Ended	6 Months Ended	12 Months Ended	1 Months Ended		6 Months Ended	9 Months Ended		0 Months Ended		6 Months Ended		12 Months Ended	0 Months Ended		6 Months Ended				0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 28, 2011 Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Dec. 28, 2011 Original Warrants Issued for Bridge Loan [Member]	Mar. 26, 2012 Bridge Loan Conversion [Member]	Mar. 26, 2012 Equipment Purchase Agreement Conversion [Member]	Mar. 26, 2012 Amended and Restated Senior Convertible Note [Member]	Dec. 24, 2010 Amended and Restated Senior Convertible Note [Member]	Jul. 30, 2010 Amended and Restated Senior Convertible Note [Member]	Jun. 30, 2010 Amended and Restated Senior Convertible Note [Member]	Mar. 26, 2010 Amended and Restated Senior Convertible Note [Member]	Dec. 24, 2007 Amended and Restated Senior Convertible Note [Member]	Dec. 31, 2012 Amended and Restated Senior Convertible Note [Member]	Dec. 31, 2011 Amended and Restated Senior Convertible Note [Member]	Mar. 31, 2011 Amended and Restated Senior Convertible Note [Member]	Dec. 23, 2009 Amended and Restated Senior Convertible Note [Member]	Mar. 26, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2011 Bridge Loan Note Payable [Member]	Dec. 28, 2011 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Jun. 30, 2013 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member] Warrants Issued to Reset Provision and Extend Maturity Date of Bridge Loan Warrants [Member]	Dec. 28, 2011 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Jun. 30, 2013 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member] Original Warrants Issued for Bridge Loan [Member]	Jun. 30, 2013 Class A Warrant [Member]	Dec. 31, 2012 Class A Warrant [Member]	Oct. 31, 2007 Class B Warrant [Member]	Dec. 31, 2012 Class B Warrant [Member]	Jun. 30, 2013 Class A and B Warrants [Member]	Dec. 31, 2012 Class A and B Warrants [Member]	Jun. 30, 2012 Class A and B Warrants [Member]	Apr. 05, 2012 2012 Plan [Member]	Mar. 26, 2012 2012 Plan [Member]	Jun. 30, 2013 2012 Plan [Member]	Jun. 30, 2012 2012 Plan [Member]	Dec. 31, 2012 2012 Plan [Member]	Mar. 26, 2012 2012 Plan [Member] Bridge Loan Note Payable [Member] Bridge Loan Conversion [Member]	Apr. 05, 2012 2012 Plan [Member] Class A Warrant [Member]	Jun. 30, 2013 2012 Plan [Member] Class A Warrant [Member]	Mar. 26, 2012 2012 Plan [Member] Class A Warrant [Member]	Jun. 30, 2013 2012 Plan [Member] Class B Warrant [Member]	Mar. 26, 2012 2012 Plan [Member] Class B Warrant [Member]	Mar. 26, 2012 2012 Plan [Member] Maximum [Member]	Mar. 26, 2012 2012 Plan [Member] Minimum [Member]
Equity Financing and Debt Restructuring [Line Items]
Gross consideration in equity financing transaction																																							$ 6,000,000										$ 10,000,000	$ 3,000,000
Commission fee percentage																																							10.00%
Percent of issued common stock covered by warrants issued in transaction																																							10.00%
Number of units to be issued in financing transaction																																							27,800,000
Price per unit																																							$ 0.25
Shares of stock issued per warrant exercised																																							0.5
Warrant term length							6 years	5 years															6 years				5 years												6 years
Exercise price of warrants							0.35	0.65															0.35				0.65																			0.35		0.05
Maximum share price triggering exercisability of warrant																																							$ 0.25
Amount of financing proceeds triggering expiration of warrants																						12,000,000																	5,000,000
Maximum share price triggering expiration of warrants																																							$ 0.5
Minimum trading volume																																							500,000
Number of shares of common stock warrants can be exercised for							247,500	357,500														357,500	247,500				357,500
Proceeds from issuance of stock and warrants																																							6,100,000
Proceeds from equity financing			425,000	6,150,000	6,150,000																																	154,000
Repayments of convertible debt												2,500,000
Shares of common stock issued													2,000,000	2,000,000	1,000,000	1,000,000	2,000,000																650,000					616,000	2,000,000
Value of shares issued for debt restructuring											760,000																												760,000
Cash paid to settle debt											2,750,000	2,750,000					2,750,000																						2,750,000
Amount of debt converted									400,000	500,000											400,000																						400,000
Number of shares issued for agent fees											586,164
Payments for debt extinguishment costs			66,646	275,041	275,041						275,041
Number of warrants issued																																						400,400						400,400
Number of warrants issued to investors																																						308,000						308,000
Principal issued												5,500,000				15,000,000	5,500,000			15,000,000	900,000	1,300,000
Warrants issued to investment banker				250,000																																		92,400						92,400
Debt interest rate																6.25%				6.25%		18.00%
Debt maturity date													Jun 21, 2012	Jul 21, 2012	Dec 21, 2011	Dec 21, 2013						Feb 28, 2012
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200												285,200	81,500					7,700	34,700	7,200		8,700	46,700	7,400		698,838		58,631	783,715		3,101,537			783,715	3,101,537	757,469			725,084		58,631
Gain (loss) on derivative valuation	$ 709,509	$ 2,959,155	$ (25,606)	$ 4,588,480	$ 8,829,748	$ 11,724,400											$ 203,700	$ 2,322,200						$ (500)	$ 61,825	$ 89,325		$ (1,300)	$ 97,000	$ 136,300					$ (26,246)	$ 659,855				$ (26,246)	$ 1,659,855	$ 4,365,323
Risk-free interest rate																								0.85%		0.54%		0.85%		0.54%	1.41%	0.72%													1.41%
Expected life																								3 years 6 months		4 years 0 months		3 years 6 months		4 years 0 months	4 years 8 months 12 days	5 years 2 months 12 days													4 years 8 months 12 days
Expected volatility																								94.74%		82.55%		92.74%		82.55%	91.50%	85.49%													91.50%
Dividend yield																								0.00%		0.00%		0.00%		0.00%	0.00%	0.00%													0.00%
Stock trading price																								$ 0.08		$ 0.08		$ 0.08		$ 0.08	$ 0.08	$ 0.08													$ 0.08

Equity Financing and the Debt Restructuring (Schedule of Debt Conversion) (Details) (2012 Plan [Member], USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	783,715	757,469
Class A Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Number of A Warrants	18,470,400	18,470,400
Value of Warrants	725,084	698,838
Class B Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	58,631	58,631
Common Stock [Member]
Equity Financing and Debt Restructuring [Line Items]
Common Shares Issued	28,416,000	28,416,000
Bridge Loan Conversion [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	33,944	32,807
Bridge Loan Conversion [Member] | Class A Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Number of A Warrants	800,000	800,000
Value of Warrants	31,405	30,268
Bridge Loan Conversion [Member] | Class B Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	2,539	2,539
Bridge Loan Conversion [Member] | Common Stock [Member]
Equity Financing and Debt Restructuring [Line Items]
Common Shares Issued	1,600,000	1,600,000
Equipment Finance Conversion [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	42,431	41,010
Equipment Finance Conversion [Member] | Class A Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Number of A Warrants	1,000,000	1,000,000
Value of Warrants	39,257	37,836
Equipment Finance Conversion [Member] | Class B Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	3,174	3,174
Equipment Finance Conversion [Member] | Common Stock [Member]
Equity Financing and Debt Restructuring [Line Items]
Common Shares Issued	2,000,000	2,000,000
Investors [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	526,482	508,851
Investors [Member] | Class A Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Number of A Warrants	12,408,000	12,408,000
Value of Warrants	487,095	469,464
Investors [Member] | Class B Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	39,387	39,387
Investors [Member] | Common Stock [Member]
Equity Financing and Debt Restructuring [Line Items]
Common Shares Issued	24,816,000	24,816,000
Agency [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	180,858	174,801
Agency [Member] | Class A Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Number of A Warrants	4,262,400	4,262,400
Value of Warrants	167,327	161,270
Agency [Member] | Class B Warrant [Member]
Equity Financing and Debt Restructuring [Line Items]
Value of Warrants	13,531	13,531
Agency [Member] | Common Stock [Member]
Equity Financing and Debt Restructuring [Line Items]
Common Shares Issued

Equity Financing and the Debt Restructuring (2010 Equity Financing and the Debt Restructuring) (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended				0 Months Ended						12 Months Ended					0 Months Ended	6 Months Ended		12 Months Ended				0 Months Ended		1 Months Ended		0 Months Ended	6 Months Ended			12 Months Ended			6 Months Ended	12 Months Ended		12 Months Ended		0 Months Ended		0 Months Ended					6 Months Ended		12 Months Ended		12 Months Ended	0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Common Stock [Member]	Mar. 31, 2011 Warrants Issued Pursuant to Waiver Agreement [Member]	Mar. 26, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 24, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Jul. 30, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Jun. 30, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Mar. 26, 2010 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 24, 2007 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 31, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 31, 2011 Amended and Restated Senior 6.25% Convertible Note [Member]	Jun. 30, 2012 Amended and Restated Senior 6.25% Convertible Note [Member]	Mar. 31, 2011 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 23, 2009 Amended and Restated Senior 6.25% Convertible Note [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member]	Jun. 30, 2013 Unsecured Convertible Note [Member]	Jun. 30, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2011 Unsecured Convertible Note [Member]	Dec. 23, 2009 Unsecured Convertible Note [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member] Common Stock [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member] Warrants Issued for Convertible Note Restructuring [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member] Warrants Issued for Convertible Note Restructuring [Member]	Nov. 29, 2010 2010 Bridge Loan [Member]	Dec. 24, 2010 2010 Plan [Member]	Jun. 30, 2013 2010 Plan [Member]	Jun. 30, 2012 2010 Plan [Member]	Jun. 30, 2011 2010 Plan [Member]	Dec. 31, 2011 2010 Plan [Member]	Mar. 26, 2012 2010 Plan [Member]	Mar. 31, 2011 2010 Plan [Member]	Jun. 30, 2011 2010 Plan [Member] Warrants Issued Pursuant to Waiver Agreement [Member]	Dec. 31, 2011 2010 Plan [Member] Warrants Issued Pursuant to Waiver Agreement [Member]	Dec. 31, 2012 2010 Plan [Member] Warrants Issued Pursuant to Waiver Agreement [Member]	Dec. 31, 2012 2010 Plan [Member] Placement Agency Agreement Warrants [Member]	Dec. 31, 2011 2010 Plan [Member] Placement Agency Agreement Warrants [Member]	Dec. 24, 2010 2010 Plan [Member] Unsecured Convertible Note [Member]	Nov. 29, 2010 2010 Plan [Member] 2010 Bridge Loan [Member]	Dec. 24, 2010 2010 Plan [Member] Senior Notes [Member]	Dec. 24, 2010 2010 Plan [Member] Minimum [Member]	Dec. 24, 2010 2010 Plan [Member] Maximum [Member]	Apr. 05, 2012 2012 Plan [Member]	Mar. 26, 2012 2012 Plan [Member]	Jun. 30, 2013 2012 Plan [Member]	Jun. 30, 2012 2012 Plan [Member]	Dec. 31, 2012 2012 Plan [Member]	Dec. 31, 2012 2012 Plan [Member] Placement Agency Agreement Warrants [Member]	Dec. 31, 2012 2012 Plan [Member] Amended and Restated Senior 6.25% Convertible Note [Member]	Mar. 26, 2012 2012 Plan [Member] Minimum [Member]	Mar. 26, 2012 2012 Plan [Member] Maximum [Member]
Equity Financing and Debt Restructuring [Line Items]
Gross consideration in equity financing transaction																															$ 15,000,000															$ 10,000,000	$ 15,000,000		$ 6,000,000						$ 3,000,000	$ 10,000,000
Shares of stock issued per warrant exercised																															1																		0.5
Commission fee percentage																															8.00%																		10.00%
Shares of common stock issued							25,402,164				2,000,000	2,000,000	1,000,000	1,000,000	2,000,000					150,000							150,000				40,000																	616,000	2,000,000
Value of shares issued for agent fees, denominator																															1,000,000
Payments for placement fees																															180,000
Equity units subscribed but unissued																															12,500,000
Per share subscription price of equity units																															$ 1.2
Warrant term length																												5 years	5 years		5 years																		6 years
Exercise price of warrants																				0.9								0.9	0.96		1	0.7312				0.78				0.7312			0.9										0.78
Proceeds from equity financing			425,000	6,150,000	6,150,000																										13,500,000																	154,000
Number of warrants issued																																																400,400
Principal issued										5,500,000				15,000,000	5,500,000				15,000,000							1,000,000				1,000,000														1,000,000
Repayments of convertible debt										2,500,000																					2,750,000
Cash paid to settle debt									2,750,000	2,750,000					2,750,000																2,500,000																		2,750,000
Number of warrants cancelled										5,208,333																					5,208,333
Number of shares issued for debt restructuring									2,000,000	800,000																					800,000														800,000
Value of shares issued for debt restructuring									760,000																																		150,000						760,000
Shares of stock issuable, but forgone in lieu of cash payment										3,500,000																					3,500,000
Debt forgiveness										7,200,000																					7,200,000
Debt interest rate														6.25%					6.25%				8.00%		8.00%	5.00%
Interest paid			65,700	248,643	347,902	357,246			680,816	350,434				937,000																																								680,816
Accrued interest payable															680,816	680,816	203,700						680,816	680,816																									680,816
Conversion price										$ 1.35	$ 1.8	$ 1.8		$ 5.45					$ 1.35				$ 0.25			$ 1.5
Warrants issued								400,000												75,000												12,499,980					400,000			12,499,980			75,000
Stock issued upon exercise of warrants																																		372,272
Derivative valuation	1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200										285,200		81,500			34,600	326,400	46,400	300,000								134,500	750,000								109,400	2,785,000								783,715	3,101,537	757,469
Gain (loss) on derivative valuation	$ 709,509	$ 2,959,155	$ (25,606)	$ 4,588,480	$ 8,829,748	$ 11,724,400									$ 203,700	$ 2,322,200					$ 11,800	$ (26,400)	$ 253,600	$ 1,101,900								$ (25,100)	$ 2,125,000		$ 372,272			$ 144,000	$ 144,000		$ 2,765,000	$ 7,875,000								$ (26,246)	$ 1,659,855	$ 4,365,323
Risk-free interest rate																					0.10%		0.16%									0.51%									0.36%
Expected life																					6 months		1 year 0 months									2 years 6 months									3 years 0 months
Expected volatility																					143.51%		122.04%									98.23%									85.10%
Dividend yield																					0.00%		0.00%									0.00%									0.00%
Stock trading price																					$ 0.08		$ 0.08									$ 0.08									$ 0.08

Operating Leases (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Operating Leased Assets [Line Items]
Rent expense	$ 352,789	$ 463,694
Future minimum payments under non-cancelable operating leases:
2013	284,447
2014	278,552
2015	23,049
Total	586,048
Executive Offices [Member]
Operating Leased Assets [Line Items]
Lease term	39 months
Area of space	13,880
Monthly payment	23,049
Lease expiration date	Jan 31, 2015
Production Studio [Member]
Operating Leased Assets [Line Items]
Area of space	7,500
Monthly payment	7,000
Office Equipment [Member]
Operating Leased Assets [Line Items]
Monthly payment	$ 655
Lease expiration date	Mar 31, 2014

Liquidity and Capital Resources (Details) (USD $)	1 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended				6 Months Ended				3 Months Ended			1 Months Ended			12 Months Ended
	Jan. 31, 2013	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Apr. 30, 2013	Dec. 31, 2010	Jun. 30, 2013 AllDigital, Inc. [Member] Merger Agreement [Member] Rate	Jun. 30, 2013 AllDigital, Inc. [Member] Merger Agreement Amendment [Member] Rate	Jun. 30, 2013 AllDigital, Inc. [Member] Merger Agreement Amendment [Member] Minimum [Member]	Jun. 30, 2013 AllDigital, Inc. [Member] Merger Agreement Amendment [Member] Maximum [Member]	Mar. 31, 2013 Loans Payable [Member]	Jul. 31, 2012 Tranche One of Warrants Issued with Twenty Twelve Convertible Notes [Member]	Jun. 30, 2013 Warrants Issued with Convertible Debt Offering [Member]	Dec. 31, 2012 2012 Convertible Notes [Member]	Aug. 31, 2012 2012 Convertible Notes [Member]	Jul. 31, 2012 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member]	Jun. 30, 2013 2012 Convertible Notes [Member]	Jan. 31, 2013 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member] Maximum [Member]	Jul. 31, 2012 2012 Convertible Notes [Member] Maximum [Member]
Liquidity and Capital Resources [Abstract]
Cash expenses over income						$ 300,000
Reduction in workforce, percentage						40.00%
Proceeds from Bridge Loan						900,000
Commitments from current debt holders						1,550,000
Cash		686,347	403,259	686,347	403,259	394,342	961,265
Current assets		877,438		877,438		1,753,013	2,465,992
Current liabilities		7,968,941		7,968,941		7,301,376	8,724,066
Stockholders' deficit		(6,736,801)		(6,736,801)		(4,616,860)	(10,530,024)		(15,920,842)
Derivative valuation		1,275,275	4,309,537	1,275,275	4,309,537	1,191,269	3,760,200
Cash flow used in operations				(1,052,472)	(1,773,339)	(3,362,785)	(5,164,437)
Increase (Decrease) in Accounts Receivable				(763,461)	(26,358)	(386,313)	124,997
Increase (decrease) in accounts payable and accrued expenses				(246,728)	1,414,189
Reduction in payables		962,630				600,000
Payments for debt extinguishment costs				66,646	275,041	275,041
Stock issued to extinguish debt, shares				2,240,852
Value of stock issued to extinguish debt				153,860
Gain on extinguishment of debt		345,397		414,484	1,672,575	1,578,914	(954,017)
Amount still owed from settlement of debt		76,409		76,409
Receivables sold								750,000
Equipment returned to vendor				327,640
Debt Instrument [Line Items]
Principal issued														1,575,000			3,050,000	900,000	1,900,000	3,050,000	3,475,000	425,000	5,000,000	5,000,000
Debt maturity date																			Jul 13, 2013	Jul 13, 2013
Debt interest rate																	12.00%		12.00%	12.00%
Conversion price																	$ 0.25		$ 0.25	$ 0.25
Number of shares of common stock warrants can be exercised for															3,800,000	6,950,000	200,000		200,000	200,000		850,000
Warrant term length																			5 years	5 years
Amount of debt converted																			900,000
Proceeds from issuance of convertible note and warrants	400,000					3,050,000											250,000	851,624	923,175
Payment of investment banking fees														48,376				48,376	76,825
Proceeds from short term debt														1,526,624
Business Acquisition [Line Items]
Percentage of equity interests exchanged										54.00%	58.00%
Post merger contract agreement, value of stock to be purchased												$ 1,500,000	$ 3,500,000
Reverse stock split ratio										0.1	0.066

Income Taxes (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
NOL carry-forward					$ 25,881,900	$ 23,862,500
General business credit carry-forwards					1,158,900	1,147,000
Deferred compensation					78,500	83,500
Allowance for doubtful accounts					31,600	21,000
Deferred tax liabilities
Depreciation					(61,700)	(173,000)
Valuation allowance					(27,212,600)	(24,941,000)
Net deferred tax asset
The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations:
Federal income tax (expense) benefit at statutory rates					1,831,600	1,902,500
State income tax (expense) benefit at statutory rates					269,300	280,000
Change in valuation allowance					(2,100,900)	(2,182,500)
Income tax provision
Operating Loss Carryforwards [Line Items]
Net operating loss carry-forwards					$ 66,364,000
Minimum [Member]
Operating Loss Carryforwards [Line Items]
Expiration of operating loss carry forward					Jan 1, 2013
Maximum [Member]
Operating Loss Carryforwards [Line Items]
Expiration of operating loss carry forward					Dec 31, 2032

Fair Value Measurements (Details) (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012
Derivative Valuation Liability [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Balance	$ (1,191,269)		$ (3,760,200)
Included in net loss	(25,606)		8,829,748
Valuation adjustment
Purchases, issuances, and settlements, net	(58,400)		(6,260,817)
Transfers to Level 3
Balance	(1,275,275)		(1,191,269)
Fair Value, Measurements, Recurring [Member]
Assets
Total assets measured at fair value
Liabilities
Derivative valuation	1,275,275	[1]	1,191,269	[2]
Total liabilities measured at fair value	1,275,275		1,191,269
Fair Value, Measurements, Recurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets
Total assets measured at fair value
Liabilities
Derivative valuation		[1]		[2]
Total liabilities measured at fair value
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member]
Assets
Total assets measured at fair value
Liabilities
Derivative valuation		[1]		[2]
Total liabilities measured at fair value
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member]
Assets
Total assets measured at fair value
Liabilities
Derivative valuation	1,275,275	[1]	1,191,269	[2]
Total liabilities measured at fair value	$ 1,275,275		$ 1,191,269

[1]	See Notes 6 & 7 for additional discussion.
[2]	See Notes 4 & 5 for additional discussion

Preferred and Common Stock (Details) (USD $)	6 Months Ended	12 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]
Preferred and Common Stock [Abstract]
Preferred Stock, shares authorized	20,000,000	20,000,000	20,000,000
Common stock, shares authorized	180,000,000	180,000,000	180,000,000
Common stock, par value per share	$ 0.05	$ 0.05	$ 0.05
Common stock, shares issued	110,233,225	75,975,656	107,473,820
Common stock, shares outstanding			107,473,820
Class of Stock [Line Items]
Stock issued during period				31,498,164	1,897,503
Shares of common stock issued				24,816,000
Common stock issued on debt conversion, shares				5,600,000	1,307,153
Shares issued for services rendered	458,553			1,082,164
Common stock issued for warrant exercises, shares					372,272
Number of shares issued for interest					135,369
Common stock issued for option exercises, shares		455,098			55,098
Shares issued to acquire shares of subsidiary					27,611

Equipment Financing (Details) (USD $)	6 Months Ended		12 Months Ended		1 Months Ended	3 Months Ended	5 Months Ended	6 Months Ended	12 Months Ended			3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Jul. 28, 2009 Telecommunications Equipment [Member]	Jun. 30, 2012 Telecommunications Equipment [Member]	May 31, 2013 Telecommunications Equipment [Member]	Jun. 30, 2012 Telecommunications Equipment [Member]	Dec. 31, 2012 Telecommunications Equipment [Member]	Dec. 31, 2011 Telecommunications Equipment [Member]	Jun. 30, 2013 Telecommunications Equipment [Member]	Jun. 30, 2012 Telecommunications Equipment [Member] Capital Lease Obligations [Member]	Jun. 30, 2012 Telecommunications Equipment [Member] Capital Lease Obligations [Member]	Dec. 31, 2012 Telecommunications Equipment [Member] Capital Lease Obligations [Member]	Dec. 31, 2011 Telecommunications Equipment [Member] Capital Lease Obligations [Member]
Capital Leased Assets [Line Items]
Number of customers locations where equipment is installed					1,981				2,100		2,100
Proceeds from sale of equipment to financing institution					$ 4,100,670
Number of payments					36				36
Monthly rental payment					144,000				144,000
Number of payments until lease can be cancelled					33				33
One time fee for cancellation					410,000				410,000
Cancellation fee as a percentage of equipment value					10.00%				10.00%
Payments toward in place fair market value									422,100
Increase in restricted cash	(140,700)		140,700				284,400		140,700
Restricted cash			140,700
Maximum amount of additional payment			130,000
Lease payments						422,096		844,191	1,125,588	1,688,382
Lease payments applied to principal						402,614		791,195						1,067,649	1,423,528
Interest portion of lease payments									57,939	264,854		19,482	52,996
Capitalized lease acquisition fees									150,792	150,792
Amortization of the lease acquisition fee						$ 12,597		$ 25,134	$ 33,512	$ 50,268

Interact Devices Inc. (IDI) (Details) (USD $)	1 Months Ended	6 Months Ended	12 Months Ended
	May 18, 2004	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Subsidiary or Equity Method Investee [Line Items]
Common stock issued in exchange for IDI shares				$ 10,760
Interact Devices Inc. [Member]
Subsidiary or Equity Method Investee [Line Items]
Common stock issued in exchange for IDI shares, shares	50,127,218			27,611
Number of shares of subsidiary acquired				414,172
Number of shares owned		55,987,169	55,897,169	55,897,169
Percent ownership		94.00%	94.00%
Advances to subsidiary		$ 3,393,149	$ 3,347,255	$ 3,126,772

Employment Amendment and Settlement Agreements (Details) (USD $)	Jun. 30, 2013	Jan. 06, 2013
Employment Amendment and Settlement Agreements [Abstract]
Shares authorized for issuance		529,100
Accrued liability	$ 60,481

Retirement Plan (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Maximum percent of compensation which may be contributed to plan	60.00%
Contributions to defined contribution plans	$ 99,761	$ 90,453
Scenario One [Member]
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Percent of match	100.00%
Maximum percent of compensation matched	3.00%
Scenario Two [Member]
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Percent of match	50.00%
Maximum percent of compensation matched	2.00%

Supplemental Cash Flow Information (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended		6 Months Ended			1 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended		1 Months Ended	3 Months Ended			6 Months Ended		12 Months Ended					0 Months Ended		1 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended							1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended	6 Months Ended		12 Months Ended		6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Leasehold Improvements [Member]	Jun. 30, 2013 Furniture and Fixtures [Member]	Jun. 30, 2013 Equipment [Member]	Jul. 31, 2012 2012 Convertible Notes [Member]	Jun. 30, 2013 2012 Convertible Notes [Member]	Jun. 30, 2013 2012 Convertible Notes [Member]	Dec. 31, 2012 2012 Convertible Notes [Member]	Jan. 31, 2013 2012 Convertible Notes [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member]	Jun. 30, 2013 Unsecured Convertible Note [Member]	Jun. 30, 2012 Unsecured Convertible Note [Member]	Mar. 31, 2011 Unsecured Convertible Note [Member]	Jun. 30, 2013 Unsecured Convertible Note [Member]	Jun. 30, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2012 Unsecured Convertible Note [Member]	Dec. 31, 2011 Unsecured Convertible Note [Member]	Dec. 31, 2010 Unsecured Convertible Note [Member]	Dec. 24, 2010 Unsecured Convertible Note [Member]	Nov. 02, 2006 Unsecured Convertible Note [Member]	Jul. 13, 2012 Bridge Loan Note Payable [Member]	Mar. 26, 2012 Bridge Loan Note Payable [Member]	Jul. 31, 2012 Bridge Loan Note Payable [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member]	Jun. 30, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2012 Bridge Loan Note Payable [Member]	Dec. 31, 2011 Bridge Loan Note Payable [Member]	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2012 Shares Issued to Consultant for Services [Member]	Dec. 31, 2012 Shares Issued to Consultant for Cancellation of Warrant [Member]	Dec. 31, 2012 Acquisition of IDI Common Share Equivalents [Member]	Mar. 21, 2011 Conversion Of Short Term Debt [Member]	Dec. 31, 2011 Conversion Of Short Term Debt [Member]	Dec. 31, 2010 Conversion Of Short Term Debt [Member]	Mar. 31, 2011 Modification Of Senior Unsecured Convertible Note [Member]	Dec. 31, 2011 Modification Of Senior Unsecured Convertible Note [Member]	Dec. 31, 2012 Placement Agency [Member]	Jun. 30, 2013 Six Individuals [Member]	Dec. 31, 2011 Options Granted for Consulting Services [Member]	Jun. 30, 2013 Restricted Stock Units [Member]	Jun. 30, 2012 Restricted Stock Units [Member]	Dec. 31, 2012 Restricted Stock Units [Member]	Dec. 31, 2011 Restricted Stock Units [Member]	Jun. 30, 2013 Deferred Compensation, Share-based Payments [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options granted																																													600,000
Fair value of options granted																																													$ 389,000
Service period for options granted																																													1 year
Stock based compensation			272	193,586	283,693	2,262,540																																							364,000			65,500	1,668,000
Shares issued for services rendered			458,553																														496,000
Settled by issuance of stock																																														258,553
Shares issued for services																																												60,000						200,000
Value of shares issued for services																																												4,200		51,500				15,000
Restricted stock units awarded																																														686,667	100,000	390,133	1,600,000
Share-based Goods and Nonemployee Services Transaction [Line Items]
Warrants issued to investment banker				250,000																																							586,164
Common stock issued for services			4,200	137,500	177,313																																						222,742
Debt Conversion [Line Items]
Amount of debt converted										900,000																	400,000											784,292
Number of warrants issued																																									400,000
Conversion price										$ 0.25			$ 0.25								$ 0.25				$ 1.5													$ 1.2
Exercise price of warrants																								0.9														1			0.05
Common stock issued in conversion																																						1,307,153
Number of shares of common stock warrants can be exercised for										200,000			200,000	850,000											5,500,000							357,500						653,576
Warrant term length										5 years			5 years																									5 years			5 years
Fair value of warrants																											222,426														404,000
Common stock issued for interest						19,634									81,221			81,221																					109,292
Accrued interest payable																					680,816	680,816																	19,634
Interest expense of convertible debt																83,334	20,000		20,000	40,000		80,000	80,000																	89,658
Warrants exercised						455,098																												55,098								372,272
Other Significant Noncash Transactions [Line Items]
Shares issued to consultant					496,000																														246,000	250,000
Value of shares issued to consultant					177,313
Common stock issued for interest, shares															135,369			135,369																135,369
Common stock issued for interest						81,221																												6,768
Common stock issued on debt conversion, shares																																	5,600,000	1,307,153
Number of shares of subsidiary acquired																																					414,172
Shares issued to acquire shares of subsidiary																																		27,611			27,611
Common stock issued in exchange for IDI shares						10,760																												1,381			10,760
Accretion of discount on convertible notes payable			793,865	265,636	941,225	340,377					51,525	360,494	501,166			20,000	83,334		83,334	166,668	333,336	333,336						53,160	51,848	98,968	106,723	7,041
Gain on extinguishment of debt	345,397		414,484	1,672,575	1,578,914	(954,017)																				(93,661)	(222,426)	(93,661)
Stock issued to extinguish debt, shares			2,240,852
Value of stock issued to extinguish debt			153,860
Total cash payment to extinguish debt			137,865																							900,000		900,000
Payments for debt extinguishment costs			66,646	275,041	275,041
Total depreciation and amortization expense			151,047	723,194	1,024,754	1,483,868
Depreciation and amortization included in cost of sales			1,167	396,520	466,606	798,677
Depreciation related to equipment other property and equipment, and (iii) $2,538 for patent amortization.			144,805	321,599	547,997	675,040
Patent amortization	2,538	2,538	5,075	5,075	10,151	10,151
Property, Plant and Equipment [Line Items]
Loss on disposal of assets	(186,621)	(1,799)	(136,621)	(1,640)	512	(362)	(40,824)	(25,685)	(70,112)
Proceeds from the sale of assets			$ 75,423	$ 750	$ 3,761	$ 1,183

Legal Proceedings (Details) (USD $)	12 Months Ended
Dec. 31, 2012
Loss Contingencies [Line Items]
Maximum amount of additional payment	$ 130,000
Payments toward purchase price of equipment	424,500
Escrowed amount	425,100
Current accrual for litigation	$ 141,700

Subsequent Events (Details) (USD $)	Jan. 06, 2013	Aug. 31, 2012 Twenty Twelve Convertible Notes [Member]	Jul. 31, 2012 Twenty Twelve Convertible Notes [Member]	Dec. 31, 2012 Twenty Twelve Convertible Notes [Member]	Jun. 30, 2013 Twenty Twelve Convertible Notes [Member]	Jan. 31, 2013 Twenty Twelve Convertible Notes [Member]	Mar. 29, 2013 Subsequent Event [Member] Former Director [Member]	Mar. 29, 2013 Subsequent Event [Member] Directors [Member]	Jan. 06, 2013 Subsequent Event [Member] Management [Member]	Jan. 31, 2013 Subsequent Event [Member] Warrants Issued Subsequent to Balance Sheet Date [Member]	Jan. 31, 2013 Subsequent Event [Member] Twenty Twelve Convertible Notes [Member]	Aug. 13, 2013 Subsequent Event [Member] Convertible Promissory Note [Member]
Subsequent Event [Line Items]
Continued sales of convertible debt		$ 900,000	$ 1,900,000								$ 425,000
Principal issued		900,000	1,900,000	3,050,000	3,475,000	425,000						750,000
Debt interest rate			12.00%	12.00%								12.00%
Debt maturity date			Jul 13, 2013	Jul 13, 2013							Jul 13, 2013	Oct 31, 2013
Conversion price			$ 0.25	$ 0.25							$ 0.25	$ 0.25
Number of shares of common stock warrants can be exercised for			200,000	200,000		850,000				850,000
Exercise price of warrants										0.25
Warrant term length			5 years	5 years						5 years
Settled by issuance of stock							258,553
Shares issued for services							200,000
Value of shares issued for services							$ 15,000	$ 51,500
Shares authorized for issuance	529,100							686,667	529,100